NEXCEN HOLDING CORPORATION,
as Issuer,

THE SUBSIDIARY BORROWERS PARTIES HERETO,
collectively, as Co-Issuers,

NEXCEN BRANDS, INC.

and

BTMU CAPITAL CORPORATION,
as Agent

AMENDED AND RESTATED SECURITY AGREEMENT

Dated as of August 15, 2008

TABLE OF CONTENTS

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APPENDIX A	Standard Definitions Schedule I Schedule II
SCHEDULE I	Insurance
SCHEDULE II	Bank Accounts
SCHEDULE III	Issuer's Material Contracts
SCHEDULE IV	[OMITTED]
SCHEDULE V	Litigation
SCHEDULE VI	Issuer Subsidiaries
SCHEDULE VII	Issuer Liabilities
SCHEDULE VIII	Violations of Law
SCHEDULE IX	Completed Post Funding Conditions
SCHEDULE X	[OMITTED]
SCHEDULE XI	Investor Representations, Warranties and Covenants
EXHIBIT A	Conditions Precedent to Amendment and Restatement
EXHIBIT B-1	Form of Franchise Note, Class A
EXHIBIT B-2	Form of Franchise Note, Class B
EXHIBIT B-3	Form of Brands Note
EXHIBIT C	Form of Assignment of Note
EXHIBIT D	Form of Investment Letter
EXHIBIT E	Substitute Form W-9
EXHIBIT F	Form of Stock Purchase Warrant
EXHIBIT G	Form of Registration Rights Agreement
EXHIBIT H	Form of Security Agreement Supplement

This AMENDED AND RESTATED SECURITY AGREEMENT (as amended from time to time as permitted hereby including by any Security Agreement Supplement, the "Security Agreement") is dated as of August 15, 2008, is by and among NEXCEN HOLDING CORPORATION (f/k/a NexCen Acquisition Corp.), a Delaware corporation, (the "Issuer"), the Subsidiary Borrowers from time to time parties hereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware Corporation, and BTMU CAPITAL CORPORATION, a Delaware corporation (the "Agent").

PRELIMINARY STATEMENT

The Security Agreement amends and restates the security agreement dated as of March 12, 2007, by and between the parties hereto (the "Original Security Agreement").

In the event of a conflict between the terms and conditions of the Security Agreement or the Waiver and Release Agreement and the terms and conditions of the Forbearance Agreement, this Agreement or the Waiver and Release Agreement, as applicable, shall govern.

The Issuer has duly authorized the execution and delivery of the Security Agreement to provide for the restructuring of the existing notes issued by it and its wholly-owned Subsidiary Borrowers pursuant to the Original Security Agreement and the Security Agreement Supplements to the Original Security Agreement (the "Existing Notes"). The Existing Notes will be replaced by the issuance of new notes, which will be segregated into two categories: Brand Notes and Franchise Notes, both Class A and Class B (collectively, the "Notes"). The parties hereto acknowledge and agree that prior to such replacement of the Existing Notes the original Noteholders have assigned all of their right, title and interest in the Existing Notes to BTMU Capital Corporation, and all of the new Notes will be issued to the Agent for the benefit of BTMU Capital Corporation in its individual capacity as Noteholder. Each of the Issuers will be jointly and severally liable for payments required under each of the Notes and for all other Secured Obligations, and the Brand Notes and the Franchise Notes will be cross-collateralized with all the Secured Obligations and every other Brand Note and Franchise Note, as applicable.

GRANTING CLAUSES

A. Each Co-Issuer, by executing and delivering to the Agent a Security Agreement Supplement will be deemed to have Granted to the Agent for the exclusive benefit of the Noteholders, any counterparty under a Hedge Agreement and each other Indemnified Party a Lien upon and a security interest in all of such Co-Issuer's right, title and interest, whether now owned or hereafter acquired (but none of the obligations), in all accounts, chattel paper, commercial tort claims, deposit accounts, documents, general intangibles (including but not limited to payment intangibles and software), goods (including but not limited to fixtures, equipment and inventory), instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas or other minerals before extraction; all supporting obligations; all other personal property of any nature or type; all accessions to, substitutions for or replacements of any of the foregoing property; and all products or proceeds of each or any of the foregoing, including but not limited to the following, subject, however, in each case, to Permitted Encumbrances:

(a) the Assets;

(b) all cash, securities, instruments and other property held from time to time in the Co-Issuer Collection Account, the Co-Issuer Lockbox Account, the Co-Issuer Prepaid Royalty Account and the Co-Issuer Priority and Non-Distributable Amounts Account or otherwise transferred to, or for the benefit of, the Agent hereunder;

(c) all rights under the Transaction Documents (other than the Security Agreement), in each case as the same may be modified, amended, supplemented or restated from time to time, including all rights to receive and collect monies thereunder, and to prosecute and enforce the terms thereof;

(d) all books and records concerning the foregoing property (including all tapes, disks and related items containing any such information);

(e) all other property of the Co-Issuer, including all proceeds of insurance policies, Stock Rights and including all after acquired property of the Co-Issuer;

(f) any other items specified in the applicable Security Agreement Supplement; and

(g) all proceeds of the foregoing of any nature whatsoever, including proceeds from the conversion, voluntary or involuntary, of any thereof (collectively, the "Co-Issuers' Collateral").

B. The Issuer, by executing and delivering to the Agent the Security Agreement, hereby grants to the Agent for the exclusive benefit of the Noteholders, any counterparty under a Hedge Agreement approved by the Agent and each other Indemnified Party a Lien upon and security interest in all of the Issuer's right, title and interest, whether now owned or hereafter acquired (but none of the obligations), in all accounts, chattel paper, commercial tort claims, deposit accounts, documents, general intangibles (including but not limited to payment intangibles and software), goods (including but not limited to fixtures, equipment and inventory), instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas or other minerals before extraction; all supporting obligations; all other personal property of any nature or type; all accessions to, substitutions for or replacements of any of the foregoing property; and all products or proceeds of each or any of the foregoing, including but not limited to the following: (i) all Stock Rights, including all equity interests in all subsidiaries of the Issuer, including any Support Fund, whether or not such subsidiary is a Subsidiary Borrower or Co-Issuer hereunder, and whether such equity interest is now owned or hereafter acquired, (ii) all cash, securities, instruments and other property held from time to time in the Issuer Collection Account, the Held Collections Account and all other property of the Issuer including all after acquired property of the Issuer, (iii) all rights under the Transaction Documents (other than the Security Agreement), in each case as the same may be modified, amended, supplemented or restated from time to time, including all rights to receive and collect monies thereunder, and to prosecute and enforce the terms thereof and (iv) all proceeds of the foregoing of any nature whatsoever, including proceeds from the conversion, voluntary or involuntary, of any thereof

(collectively, the "Issuer's Collateral" and together with the Co-Issuers' Collateral, the "Collateral").

Such Grants of the Collateral are only made, however, solely to secure (i) the Notes of all Co-Issuers, equally and ratably, except as otherwise may be provided in the Security Agreement, without prejudice, priority or distinction among the Notes by reason of differences in time of issuance and delivery or otherwise, (ii) the payment of all other Secured Obligations under the Security Agreement, and (iii) compliance with the provisions of the Security Agreement, all as provided in the Security Agreement. For the avoidance of doubt, all Collateral pledged under each Note shall be deemed to secure the obligations of the Issuer and all Co-Issuers under all of the Notes and all other Secured Obligations.

It is expressly agreed that anything herein contained to the contrary notwithstanding, neither the Issuer nor any Co-Issuer shall, other than as required by Applicable Law, be released from any of its obligations under any of its Collateral, and the Agent and the Noteholders shall have no obligation or liability under any Collateral by reason of or arising out of the pledge hereunder, nor shall the Agent and the Noteholders be required or obligated in any manner to perform or fulfill any obligations of the Issuer or any of the Co-Issuers under or pursuant to any of the Collateral or such other documents or to make any payment, subject, however, to any applicable Liens, or to make any inquiry as to the nature or sufficiency of any payment received by them, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

The Issuer and each Co-Issuer does hereby warrant and represent that it has not permitted and hereby covenants that it will not permit, the creation of any Lien other than Permitted Encumbrances with respect to any part of its Collateral, so long as the Security Agreement shall remain in effect, to anyone other than the Agent, and the representations and warranties of the Issuer and each Co-Issuer contained in the Security Agreement are true and correct.

The Agent acknowledges such Grant, accepts the role as Agent hereunder in accordance with the provisions of the Security Agreement and agrees to perform the duties herein required. So long as any Note remains Outstanding, the Agent shall act for the benefit of the Noteholders, any counterparty to a Hedge Agreement and each Indemnified Party as their interests may appear to the extent provided herein.

With respect to each item of Collateral delivered by any Manager to the Agent expressly in order to perfect a security interest in such item, the Agent agrees to maintain in its possession each such item of Collateral unless and until such item of Collateral is released from the Lien hereof pursuant to Article V or Section 13.4 hereof.

The Issuer and each Co-Issuer hereby authorizes the Agent to file financing statements describing as the collateral covered thereby "all of the debtor's personal property or assets" or words to that effect, notwithstanding that such wording may be broader in scope than the applicable Collateral described in the Security Agreement.

All things necessary to make the Security Agreement a valid agreement of the Issuer and each Co-Issuer in accordance with its terms have been done.

ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1 Definitions

(a) Capitalized terms used in the Security Agreement shall have the respective meanings specified in the Standard Definitions set forth as Appendix A hereto, which is incorporated herein by reference. The definitions of such terms are equally applicable both to the singular and plural forms of such terms.

(b) Unless otherwise specified therein, all terms defined in the Security Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

(c) All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed or if amended or supplemented, as so amended and supplemented. The words "herein," "hereof," "hereunder" and other words of similar import refer to the Security Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision. The words "including" and "include" shall be deemed to be followed by the words "without limitation". References to Persons herein or in any other Transaction Document shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Security Agreement and the other Transaction Documents shall be deemed to refer to and shall bind any Person, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

Section 1.2 Acts of Noteholders

(a) If, at any time, there is more than one Noteholder, any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Security Agreement to be given or taken by the Noteholders shall, unless otherwise expressly provided herein, be taken by the Noteholders comprising 51% of the Outstanding Note Balance (the "Majority Noteholders") and, whether to be taken by all or less than all of the Noteholders, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent, and, where it is herein expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Security Agreement and (subject to Article VII)

conclusive in favor of the Agent, the Issuer and the Co-Issuers, if made in the manner provided in this Section 1.2.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent reasonably deems sufficient.

(c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the Noteholders of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Agent, the Issuer or the Co-Issuers in reliance thereon, whether or not notation of such action is made upon such Note.

Section 1.3 Notices, etc. to the Agent, the Issuer and the Co-Issuers

(a) Except as otherwise provided, any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by the Security Agreement to be made upon, given or furnished to, or filed with:

(1) the Agent by any Noteholder, the Issuer or a Co-Issuer shall be sufficient for every purpose hereunder if in writing and mailed, registered mail return receipt requested or by overnight courier or hand delivery, or by email transmission to the Agent at its address at BTMU Capital Corporation, 111 Huntington Avenue, Suite 400, Boston, MA 02199-8001, Attn: General Counsel; or

(2) the Issuer or a Co-Issuer by the Agent or any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, registered mail return receipt requested or by overnight courier or hand delivery or by email transmission, to the Issuer or a Co-Issuer addressed to it at the address set forth in the related Security Agreement Supplement or at any other address more recently furnished in writing to the Agent by the Issuer or such Co-Issuer.

(b) Without duplication, a party to the Security Agreement sending or delivering a notice of any kind hereunder shall also provide a copy of the notice in any manner authorized herein to each Noteholder upon receiving the address of such Noteholder from the Agent or the Noteholder.

Section 1.4 Notices to Noteholders; Waiver

Where the Security Agreement provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered mail return receipt requested or by overnight courier, email transmission or hand delivery, to each Noteholder not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any notice which is mailed in the manner herein provided shall be deemed effective upon receipt or refusal.

Where the Security Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Noteholders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of the Security Agreement, then any manner of giving such notice as shall be reasonably satisfactory to the Agent shall be deemed to be a sufficient giving of such notice.

Section 1.5 Effect of Headings and Table of Contents

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.6 Successors and Assigns

All covenants and agreements in the Security Agreement by the Issuer or any Co-Issuer shall bind its respective successors and assigns, whether so expressed or not.

Section 1.7 Severability

Wherever possible, each provision of this Security Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. Consistent with the foregoing, and notwithstanding any other provision of this Security Agreement or any other Transaction Document to the contrary, in the event that any action or proceeding is brought in whatever form and in whatever forum seeking to invalidate the Issuer's, any Co-Issuer's or NexCen Brand's obligations under this Security Agreement or any other Transaction Document under any fraudulent conveyance, fraudulent transfer theory, or similar avoidance theory, whether under state or federal law, the Issuer, any Co-Issuer or NexCen Brands, as applicable (the "Affected Entity"), automatically and without any further action being required of such Affected Entity, the Agent, any Noteholder or any other Person, shall be liable, jointly and severally, under this Security Agreement only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by any such Affected Entity with respect to the Secured Obligations (or any portion thereof) at the time of the execution and delivery of this Security Agreement (or, if such date is determined not to be the appropriate date for determining the enforceability of such Affected Entity's obligations hereunder for fraudulent conveyance or transfer (or similar avoidance) purposes, on the date determined to be so appropriate) without rendering any such hypothetical obligation voidable under applicable law relating to fraudulent conveyance, fraudulent transfer, or any other grounds for avoidance (such highest amount determined hereunder being any such Affected Entity's "Maximum Obligation Amount"), and not for any greater amount, as if the Note Principal Balance as to any such Affected Entity had

instead been the Maximum Obligation Amount. This Section is intended solely to preserve the rights of the Agent, the Noteholders and the other Indemnified Parties under this Security Agreement and the other Transaction Document to the maximum extent not subject to avoidance under applicable law, and neither any Affected Entity nor any other Person shall have any right or claim under this Section with respect to the limitation described in this Security Agreement, except to the extent necessary so that the obligations of any Affected Entity under this Security Agreement shall not be rendered voidable under applicable law. Without limiting the generality of the foregoing, the determination of a Maximum Obligations Amount for any Affected Entity pursuant to the provisions of the second preceding sentence of this Section shall not in any manner reduce or otherwise affect any of the obligations of any of the Issuer, any Co-Issuer or NexCen Brands (including any other Affected Entity) under the provisions of this Security Agreement or under any other Transaction Document.

Section 1.8 Benefits of Security Agreement

Nothing in the Security Agreement or in the Notes, expressed or implied, shall give to any Person, other than the Agent, each Noteholder, each Hedge Counterparty approved by the Agent and each Indemnified Party and any of their successors hereunder and the Noteholders, any benefit or any legal or equitable right, remedy or claim under the Security Agreement.

Section 1.9 Governing Law

THE SECURITY AGREEMENT AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 1.10 Counterparts

The Security Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 1.11 Effective Date

The Original Security Agreement was effective on the Closing Date and the amendment and restatement of the Original Security Agreement shall not be effective until the Restatement Date.

Section 1.12 Conflict in Terms; Obligations

In the event of conflict between those terms set forth in the Security Agreement and those terms set forth in that certain Australian Security Agreement, dated as of March 12, 2007, by and among the Issuers and the Agent (as amended, amended and restated or otherwise modified, the "Australian Security Agreement"), the terms of the Security Agreement shall

govern. The Australian Security Agreement and the related Security Agreement Supplement shall not alter in any way the obligations set forth under the Security Agreement including the Outstanding Note Balance. To the extent the Australian Security Agreement contains a provision that corresponded to a provision in the Original Security Agreement, such provision is hereby deemed to be amended and restated or otherwise modified, *mutatis mutandis*, as such provision was changed in the Security Agreement as in effect on the Restatement Date until NexCen Brands, the Issuer and each Co-Issuer comply with the requirement of Section 12.10(ll) and the parties hereto hereby agree that any further amendment or other modification to the Security Agreement will automatically without further action by any other Person be deemed to have been made *mutatis mutandis* to the Australian Security Agreement upon the effectiveness of such amendment or other modification to the Security Agreement.

Section 1.13 Effect on Original Security Agreement; Acknowledgement

The Security Agreement amends and restates the Original Security Agreement effective as of the Restatement Date. The Security Agreement shall not effect a novation of the obligations of the parties to the Original Security Agreement, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations. All remedies with respect to any breach of any representations and warranties made at any time under, claims for any breach of any covenants or other undertakings with respect to, or indemnity claims under, the original Security Agreement as and when arising thereunder shall survive such amendment and restatement, other than any such breach of representation or warranty or covenant or undertaking that is expressly waived, and only to the extent waived, under the Waiver and Release Agreement.. The parties hereto acknowledge and consent to the amendment and restatement of the Original Security Agreement.

ARTICLE II. NOTE FORM

Section 2.1 Form Generally

The Notes shall be in substantially the form set forth in Exhibit B-1, B-2 or B-3, as applicable, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Security Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

ARTICLE III. THE NOTES

Section 3.1 Designation of Notes; Certain Related Provisions

The Notes shall be designated generally as the "Brand Notes", the "Class A Franchise Notes" or the "Class B Franchise Notes", each of the Issuer and the related Co-Issuers.

The Notes and all accrued interest thereon shall be due and payable on the applicable Maturity Date to the extent not paid before such date.

All calculations of interest on the Notes are to be calculated by the Agent as set forth in the definition of the Note Interest Rate.

The Outstanding Note Balance of all the Notes that may be delivered hereunder and outstanding at any time is limited to the Maximum Facility Balance at such time.

Any Brand Note shall be converted into Deficiency Note in accordance with the provisions of Section 3.11 hereof.

By its acceptance of any Note in connection herewith, such Noteholder represents and warrants and covenants and agrees, as applicable, to the provisions set forth on Schedule XI.

Section 3.2 Denominations

The Notes are available in a minimum denomination of $1,000,000.

Section 3.3 Execution, Authentication, Delivery and Dating

The Notes shall be executed on behalf of the Issuer and the related Note Co-Issuers by their respective Authorized Signatories which may be in facsimile form or otherwise reproduced thereon. The signature of any of these officers on the Notes may be manual or facsimile. The Notes may be printed, lithographed, typewritten, mimeographed or otherwise produced. The Notes need not be sealed.

Any Note bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer or the related Note Co-Issuers shall bind the Issuer or such Note Co-Issuers, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Notes or did not hold such offices at the date of delivery of such Notes.

At any time and from time to time after the execution and delivery of the Security Agreement, the Issuer and the related Note Co-Issuers may with the prior written consent of the Agent deliver Notes executed by the Issuer and the related Note Co-Issuers having an Outstanding Note Balance not in excess of the amount stated in Section 3.1.

Each Note shall bear on its face its Issue Date and its Maturity Date and be dated as of its Issue Date.

Section 3.4 Registration, Registration of Transfer and Exchange

Upon surrender for registration of transfer of any Note at the office or agency of the Agent to be maintained as provided in Section 7.11, the Issuer and the related Note Co-Issuers shall execute, and the Agent shall deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate Note Principal Balance.

At the option of the Noteholder, Notes may be exchanged for other Notes of any authorized denominations and of a like classification, class and aggregate Note Principal

Balance, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer and the related Note Co-Issuers shall execute and the Agent shall deliver the Notes which the Noteholder making the exchange is entitled to receive.

Each Note issued upon any registration of transfer or exchange of a Note shall be the valid obligations of the Issuer and the related Note Co-Issuers, evidencing the same debt, entitled to the same benefits and subject to all the terms and conditions of the Security Agreement, as the Note surrendered upon such registration of such transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form and content satisfactory to the Issuer and the related Note Co-Issuers and the Agent duly executed, by the related Noteholder or his attorney duly authorized in writing. The form of assignment set forth in Exhibit C hereof shall be deemed to be satisfactory for purposes of the preceding sentence. Concurrently with any transfer, the transferring Noteholder shall provide the Issuer and the related Note Co-Issuers the mailing address of such transferee for service of any notices to be delivered pursuant to the Security Agreement and the payment of amounts due to such transferee.

No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer and the related Note Co-Issuers may require payment of a sum sufficient to cover any expense, tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges not involving any registration of transfer.

Prior to any sale or other disposition of any Note, the Noteholder transferring such Note will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer and the related Note Co-Issuers in exchange for a new Note or Notes pursuant to this Section.

Section 3.5 Limitation on Transfer and Exchange

The Notes have not been registered or qualified under the Securities Act or the securities laws of any state. No transfer of any Note shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and registration or qualification under applicable state securities laws or is exempt from such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and applicable state securities laws, the Issuer and each Co-Issuer shall require, in order to assure compliance with the Securities Act, that the prospective transferee certify to the Issuer and the related Note Co-Issuers and the Agent in writing the facts surrounding the transfer in the form of the investment letter described in Exhibit D hereto with such changes as are reasonably requested by such transferee (each such letter, an "Investment Letter"). Neither the Issuer nor the related Note Co-Issuers nor the Agent is obligated to register or qualify any of the Notes (or any offering or sale thereof) under the Securities Act or any other securities law.

While not conceding that the Issuer or any Co-Issuer is an investment company within the meaning of the Investment Company Act, in no event shall the transfer of a Note be permitted if the transfer would cause the loss of the Issuer or of any Co-Issuer of a necessary exemption under the Investment Company Act of 1940, as amended.

The Notes may not be acquired or transferred to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of a benefit plan or plan unless the acquiror or the transferee represents that the plan is not a participant-directed defined contribution plan and its acquisition and holding of the Notes will at all times be exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code under PTE 84-14, PTE 90-1, PTE 91-38, PTE 95-60 or PTE 96-23 or a similar exemption.

The Agent shall not permit a transfer of a Note if such transfer would result in the Issuers having more than nine (9) registered Noteholders excluding the initial Noteholder.

The Issuer, the Co-Issuers and the Agent shall have no liability to the Noteholders or otherwise arising from a transfer of any Note in reliance upon the Investment Letter delivered in connection therewith.

Section 3.6 Mutilated, Destroyed, Lost or Stolen Notes

If (i) any mutilated Note is surrendered to the Issuer and related Note Co-Issuers, or the Issuer and the related Note Co-Issuers receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer and the related Note Co-Issuers such security or indemnity as may be required by the Issuer and the related Note Co-Issuers to indemnify and hold the Issuer and the related Note Co-Issuers harmless (which in the case of any Noteholder that is, or is a subsidiary of, a bank or other institutional buyer with a net worth of at least $50,000,000, and whose claims paying ability or long-term debt is rated at least investment grade or better by a Rating Agency, need only be such bank's or institutional buyer's unsecured written promise of indemnity), then, in the absence of notice to the Issuer and the related Note Co-Issuers that such Note has been acquired by a bona fide purchaser, the Issuer and the related Note Co-Issuers shall execute and upon its request the Agent shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor and Note Principal Balance, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable to Issuer and the related Note Co-Issuers in their discretion may, instead of issuing a new Note, pay such Note.

Upon the issuance of any new Note under this Section, the Issuer and the related Note Co-Issuers may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but no service charge may be imposed in connection therewith.

Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer and the related Note Co-Issuers, whether or not the destroyed, lost or stolen Note shall be at any time

enforceable by anyone, and shall be entitled to all the benefits of the Security Agreement equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 3.7 Payment of Principal and Interest

The principal of and interest on each Note is payable by wire transfer in immediately available funds to the account specified in directions delivered at least five (5) Business Days prior to such Payment Date by a Noteholder to the Issuer or the related Co-Issuer in accordance with the terms hereof and thereof. Such payment shall be in such coin or currency of the United States of America as at the time of tender is legal tender for the payment of public and private debts. Notwithstanding the foregoing, interest on the Class B Franchise Notes may also be paid as PIK Interest as provided in Section 12.1. Upon the final payment in full of any Note, the Noteholder shall promptly surrender such Note to the Issuer and the related Note Co-Issuers.

To prevent backup withholding on payments made with respect to the Notes, each Noteholder is required to provide the related Note Co-Issuers with (i) the Noteholder's correct TIN by completing the form at Exhibit E (Substitute Form W-9), certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Noteholder is awaiting a TIN) and that (A) such Noteholder is exempt from backup withholding, (B) the Noteholder has not been notified by the IRS that the Noteholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Noteholder that the Noteholder is no longer subject to backup withholding, or (ii) if applicable, an adequate basis for exemption. A Foreign Person may qualify as an exempt recipient by submitting to the Issuer and the related Note Co-Issuers a properly completed IRS Form W-8BEN or W-8ECI, as applicable, signed under penalties of perjury, attesting to that Noteholder's exempt status.

Section 3.8 Persons Deemed Owners

Prior to due presentment for registration of transfer of any Note, the Issuer and the related Note Co-Issuers, the Agent and any agent of the Issuer, the related Note Co-Issuers or the Agent may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note (subject to Section 3.7) and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the related Note Co-Issuers, the Agent nor any agent of the Issuer, the related Note Co-Issuers or the Agent shall be affected by notice to the contrary.

Section 3.9 Cancellation

All Notes surrendered to the Issuer and the related Note Co-Issuers following payment or for registration of transfer or exchange (including Notes surrendered to any Person other than the Issuer and the related Note Co-Issuers which shall be delivered to the Issuer and the related Note Co-Issuers) shall be promptly canceled and destroyed by the Issuer and the related Note Co-Issuers in accordance with their customary procedures.

Section 3.10 Warrants

If either (i) any of the Assets owned by or (ii) equity interests in the BBI Entities or Waverly remain unsold or otherwise the property of NexCen Brands or any of its Affiliates on March 31, 2009, and the Note Principal Balance of any Brand Note has not been reduced to zero and all other amounts payable with respect thereto have not been paid in full (other than contingent indemnity payments for which no claims have been made) on or before such date, then NexCen Brands shall grant warrants to the Noteholders of the BBI Notes or Waverly Notes, as applicable, *pro rata* in the amount of 2.8 million shares of the common stock of NexCen Brands, that shall be immediately exercisable at a price per share of $0.01 (the "Brand Notes Warrants"), pursuant to the terms of a Stock Purchase Warrant in substantially the form attached hereto as Exhibit F.

If the aggregate Note Principal Balance of each Class B Franchise Note has not been reduced to zero and all other amounts payable with respect thereto have not been paid in full (other than contingent indemnity payments for which no claims have been made) on or before July 31, 2009, NexCen Brands shall grant warrants to the Noteholders of the Class B Franchise Notes *pro rata* in the amount of (i) 2.8 million shares of the common stock of NexCen Brands if the aggregate Note Principal Balance of all the Class B Franchise Notes on such date is greater than fifty percent (50%) of the aggregate Note Principal Balance of such Notes on the Restatement Date or (ii) if the aggregate Note Principal Balance of such Notes on such date is equal to or less than fifty percent (50%) of the aggregate Note Principal Balance of such Notes on the Restatement Date the number of Shares equal to 2.8 million multiplied by the result of the aggregate Note Principal Balance of such Notes on such date divided by the aggregate Note Principal Balance of such Notes on the Restatement Date, that, in either case shall be immediately exercisable at a price per share of $0.01 (the "Class B Franchise Note Warrants" and together with the Brand Notes Warrants, the "Warrants"), pursuant to the terms of a Stock Purchase Warrant in substantially the form attached hereto as Exhibit F.

Any of the Warrants may be exercised any time after the issuance date until July 31, 2024. Each of NexCen Brands, the Issuer and each Co-Issuer agree to take all action necessary or reasonably requested by each Noteholder to effectuate the issuance of the Warrants, including entering into a registration of rights agreement substantially in the form of the Registration Rights Agreement dated as of January 23, 2008 between NexCen Brands and BTMUCC attached hereto as Exhibit G, with such other modifications reasonably acceptable to the Noteholders, Agent and NexCen Brands (including provisions with respect to tag-along-rights with respect to privates sales), provided that in any event such agreement will not obligate NexCen to effectuate any registration of its shares of common stock at a time it is legally unable to do so.

Section 3.11 Deficiency Note

If either of the Assets or equity interests related to the BBI Note or Waverly Notes (including the BBI Entities and Waverly) is sold at a price, as approved by the Noteholders in accordance with the terms hereof including Article XI, as applicable, that is below the Note Principal Balance of the related Brand Note on the date of such Disposition, such Brand Note shall automatically convert into a Deficiency Note with a principal balance equal to the Note

Principal Balance of such Brand Note after giving effect to application of the Net Proceeds of the sale of the Assets or equity interests related to either BBI or Waverly, as applicable, in accordance with Section 11.7 on such date and with the same Maturity Date as the converted Brand Note. Each such Deficiency Note shall bear a higher Note Interest Rate as described in the definition thereof and in the definition of "Note Interest Rate Margin".

ARTICLE IV. SECURITY AGREEMENT SUPPLEMENTS; DELIVERY OF THE NOTES; BACK-UP MANAGER

Section 4.1 Security Agreement Supplements

Any Subsidiary Borrower, if not already a party hereto, may from time to time, with the consent of the Issuer and the Agent, become a party to the Security Agreement as a Co-Issuer party, jointly and severally liable for all of the Notes issued under the Security Agreement, by entering into an agreement substantially in the form attached as Exhibit H hereto (a "Security Agreement Supplement") or such other form approved by the Agent, with the Issuer, such Subsidiary Borrower and the Noteholder.

Section 4.2 Effect of Security Agreement Supplements

Upon the execution of any Security Agreement Supplement under this Article, the Security Agreement shall be modified in accordance therewith, and such Security Agreement Supplement shall form a part of the Security Agreement for all purposes, and every Co-Issuer and each Noteholder theretofore or thereafter delivered hereunder shall be bound thereby.

Section 4.3 Reference in Notes to Security Agreement Supplement

Notes issued and delivered after the execution of any Security Agreement Supplement pursuant to this Article may, and if required by the Issuer shall, bear a notation in form approved by the Agent as to any matter provided for in such Security Agreement Supplement. If the Issuer shall so determine, new Notes so modified as to conform, in the reasonable judgment of the Agent, to any such Security Agreement Supplement shall be prepared and executed by the Issuer and the related Note Co-Issuers and delivered to the Agent in exchange for Outstanding Notes.

Section 4.4 Delivery Requirements. The Notes shall be executed by the Issuer and the related Note Co-Issuers and delivered to the Agent with delivery to the Agent of the following:

(a) a certificate, certified by the Issuer and the related Note Co-Issuers, authorizing the execution and delivery of the Security Agreement Supplement and the related Note;

(b) either (i) a certificate or other official document evidencing the due authorization, approval or consent of any government body or bodies, at the time having jurisdiction in the premises, and that the authorization, approval or consent of no other governmental body is required for valid issuance of the related Note, or (ii) an Opinion of Counsel that no such authorization, approval or consent of any governmental body is required;

(c) an Officer's Certificate from the related Note Co-Issuers stating that as of the Restatement Date, no Default or Event of Default has occurred that has not been waived and that the issuance of its Note will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, either the related Note Co-Issuers' organizational documents or any security agreement, mortgage, deed of trust or other agreement or instrument to which either of the related Note Co-Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which either of the related Note Co-Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in the Security Agreement and the Note Funding Agreement relating to the delivery of its Note have been complied with;

(d) an Officer's Certificate from the Issuer stating that, as of the Restatement Date, no Default or Event of Default has occurred that has not been waived and that the issuance of the applicable Note will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, either the Issuer's Organizational Documents or any security agreement, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in the Security Agreement and the Note Funding Agreement relating to the delivery of the applicable Note have been complied with;

(e) duly executed copies of all Transaction Documents being executed in connection therewith; and

(f) such other opinions, certificates and other documents as the Agent may reasonably request.

Section 4.5 Back-up Manager

In the case of the Brand Notes and the Franchise Notes, one or more Back-up Managers may be appointed by the Agent, from time to time, and at any time, in its sole and absolute discretion. The Issuer, each Co-Issuer, and NexCen Brands agree to allow, and consent to, any modifications to the Security Agreement and any other Transaction Documents that are reasonably requested by any appointed Back-up Manager or by the Agent in connection with arrangements related to the appointment of such Back-up Manager or the performance of its duties thereunder or under any other Transaction Document. The Back-up Manager shall perform, without limitation, such services under the related Management Agreement as directed by the Agent, from time to time, in its sole and absolute discretion. Any such Back-up Manager appointed pursuant to this Section shall be entitled to the applicable Back-up Manager Fee.

ARTICLE V. SATISFACTION AND DISCHARGE

Section 5.1 Satisfaction and Discharge of Security Agreement

The Security Agreement shall cease to be of further effect (except as to any rights expressly stated hereunder to survive), if:

(a) the last Note or Notes Outstanding under the Security Agreement have become due and payable and the Issuer and the related Note Co-Issuers have irrevocably deposited or caused to be deposited in the Issuer Collection Account an amount sufficient to pay and discharge the entire Indebtedness on such Note or Notes together with all accrued interest thereon and such amounts have been distributed to the Noteholders in redemption of such Note or Notes in full cash;

(b) the Issuer and all Note Co-Issuers have paid or caused to be paid to the Indemnified Parties and each counterparty to a Hedge Agreement and each Noteholder all other Secured Obligations (other than contingent indemnity obligations for which no demand for payment has been made) in full in cash; and

(c) the Issuer and all Note Co-Issuers have delivered to the Agent an Officer's Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Security Agreement with respect to all remaining Collateral have been complied with.

Section 5.2 Application of Trust Money

All monies deposited into the Issuer Collection Account pursuant to Section 13.1 or the Held Collections Account pursuant to Section 13.3 shall be applied in accordance with the provisions of, and the priority of payments set forth in, the Notes and the Security Agreement, to the payment to the Persons entitled thereto, of the principal and interest and other amounts for whose payment such money has been deposited into the Issuer Collection Account or the Held Collections Account, as applicable, and such money shall be segregated from all other funds as required herein or required by law.

Section 5.3 Discharge of Security Interest

Upon satisfaction and discharge of the Indebtedness secured hereby as specified in Section 5.1, the Agent shall execute a release of the Collateral (in a form reasonably satisfactory to it) provided by, and at the expense of the Issuer, the related Note Co-Issuers and NexCen Brands. Further, on reasonable demand of and at the expense of the Issuer, the related Note Co-Issuers and upon being supplied with instruments appropriate for the purpose, the Agent shall execute and the related Note Co-Issuers and NexCen Brands shall file all documents (including UCC Form 3) necessary to discharge all liens, mortgages, chattel mortgages and other security interests filed for the benefit of the Agent or any Noteholder with any governmental board or body with respect to the Collateral, and the Agent shall otherwise cooperate, at the expense of the Issuer and the related Note Co-Issuers, as reasonably necessary to restore title in the Collateral to the Issuer and the related Note Co-Issuers or their designees, as applicable, free and clear of any Lien therein created by the Agent.

ARTICLE VI. EVENTS OF DEFAULT AND REMEDIES

Section 6.1 Events of Default

"Event of Default" wherever used herein means any one of the following events (whatever the reason for such Event of Default and without regard to whether it shall be

voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in (a) the payment of any interest or principal on any Note as and when due pursuant to the terms and provisions of such Note and the Security Agreement or (b) the payment on the related Maturity Date of the then unpaid principal balance of any Note, and the continuance of such default for a period of one (1) Business Day;

(2) default in the payment of any other amounts due and owing under any Transaction Document by Issuer, any Co-Issuer, any Manager or NexCen Brands and continuance of such default for a period of two (2) Business Days;

(3) failure on the part of the Issuer, any Co-Issuer, any Manager, NexCen Brands or any of their respective Affiliates to remit any cash receipt or deposit required hereunder to the Issuer Collection Account, the applicable Co-Issuer Collection Account or the Held Collections Account and continuance of such failure for a period of two (2) Business Days;

(4) failure on the part of the Issuer, any Co-Issuer, NexCen Brands or any of their respective Affiliates to (i) cause the applicable Manager or Managers to submit any Manager Report or provide any report or other information described in Sections 12.10(k), 12.10(l) or 12.10(q) hereof when due or any such report or other information is not complete, true and accurate in all material respects and such failure continues unremedied for two (2) Business Days after such due date or (ii) submit, or cause any Manager to submit, any other report or other information required under the Transaction Documents when due or such report or other information is not complete, true and accurate in all material respects and continuance of such failure in this clause (ii) for a period of five (5) Business Days after the earlier of the date on which the Issuer, any Co-Issuer, NexCen Brands or any Manager has knowledge of such failure or the date on which written notice of such failure is given to any such Person;

(5) default in the performance by, or breach of any covenant of, the Issuer, any Co-Issuer, NexCen Brands in any Transaction Document to which it is a party (not referenced otherwise in this Section 6.1) and continuance of such default or breach for a period of three (3) Business Days, provided that the Issuer, such Co-Issuer, NexCen Brands as applicable, shall have an additional ten (10) calendar days if such default or breach is with respect to a Material License Agreement, is susceptible of being cured and so long as the Issuer or any Co-Issuer, as applicable, is diligently pursuing a cure and is providing the Agent with daily updates with respect to such efforts;

(6) a failure of any representation or warranty of the Issuer, any Co-Issuer or NexCen Brands in any Transaction Document or in any certification or other document delivered thereunder to be complete, true and correct as and when made;

(7) the occurrence of any Material Contract Trigger Event;

(8) any material provision of any Transaction Document, at any time after its execution and delivery and for any reason, ceases to be in full force and effect; or the Issuer, any Co-Issuer, any Manager, NexCen Brands or any other Person contests, attacks or challenges in any manner the validity or enforceability of any provision of any Transaction Document; or the Issuer, any Co-Issuer, any Manager or NexCen Brands denies that it has any further liability or obligation under any Transaction Document, or purports to revoke, terminate or rescind any provision of any Transaction Document;

(9) any Lien or any other security interest purported or intended to be created by the Security Agreement or by any other Transaction Document shall cease to be, or shall be asserted by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any other Person not to be, a valid, first priority perfected Lien in the Collateral purported or intended to be covered thereby (other than to the extent the failure to perfect such Lien in certain Trademarks and registered Copyrights is expressly permitted under Section 12.3), free and clear of any other Liens subject only to Permitted Encumbrances, or such Lien or security interest or the perfection or priority thereof shall otherwise be contested, attacked or challenged by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any other Person;

(10) either (i) the filing of an involuntary case in respect of the Issuer, any Co-Issuer, any Manager, any Shoe Box Entity or NexCen Brands under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, with no dismissal of such filing for a period of thirty (30) consecutive days or (ii) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer, any Co-Issuer, any Manager, any Shoe Box Entity or NexCen Brands in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer, any Co-Issuer, any Manager, any Shoe Box Entity or NexCen Brands of any substantial part of any of their respective property, or ordering the winding up or liquidation of the affairs of the Issuer, any Co-Issuer, any Manager, any Shoe Box Entity or NexCen Brands;

(11) the commencement by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any Shoe Box Entity of a voluntary case under the federal

bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any Shoe Box Entity to the appointment of or taking possession by a receiver, liquidator, assignee, secured party, custodian, sequestrator or other similar official of the Issuer, any Co-Issuer, any Manager, NexCen Brands or any Shoe Box Entity or any substantial part of its respective property or the making by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any Shoe Box Entity of an assignment for the benefit of creditors or the failure by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any Shoe Box Entity generally to pay its respective debts as such debts become due or the taking of partnership action by any such Person in furtherance of any of the foregoing;

(12) failure of the Issuer or any Co-Issuer to have clear, unrestricted title to any items of its property included in the Collateral subject only to Permitted Encumbrances;

(13) any of the Issuer, any Co-Issuer, any Manager, NexCen Brands or any of the Shoe Box Entities (i) is in violation of any order of Governmental Authority or arbitrator in any material respect or (ii) there is an action, suit, litigation or proceeding pending or threatened against or affecting any of them or any of their respective properties, in or before any Governmental Authority or arbitrator, and with respect to this clause (ii), such action, suit, litigation or proceeding could reasonably be expected to result in an Material Adverse Change, or a judgment in excess of $1,000,000 in the case of NexCen Brands, $250,000 in the case of any Manager, $50,000 in the case of any suit against a Co-Issuer by an Obligor or group of Obligors, or any amount in any other case with respect to the Issuer or any Co-Issuer or any Shoe Box Entity, in each case, to the extent any such judgment is not fully covered by insurance (which insurance coverage is not being contested);

(14) any final judgment against the Issuer, any Co-Issuer, in the case of a judgment arising out of a suit against a Co-Issuer by an Obligor or group of Obligors, $50,000 and in any other case with respect to the Issuer or any Co-Issuer in any amount, or against NexCen Brands in an amount greater than $1,000,000, or against any Manager in the amount greater than $250,000, that shall, only in the case of a Person other than the Issuer or any Co-Issuer or any Shoe Box Entity, remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) consecutive days, in each case, to the extent any such judgment is not fully covered by insurance (which insurance coverage is not being contested);

(15) the Issuer, any Co-Issuer, any Manager, NexCen Brands or any of the Shoe Box Entities shall cease to carry on, or be enjoined, restrained or in any way prevented by the order of any Governmental Authority from

conducting, any material part of its respective business or any of its respective obligations under the Transaction Documents or, in the cases of the Shoe Box Entities, as contemplated in their respective limited liability company agreements;

(16) the occurrence of any ERISA Event;

(17) other than in the case of BBJ, or as expressly permitted hereunder as a result of a Permitted Private Equity Raise or as a result of a sale expressly permitted hereunder, any Co-Issuer or Support Fund shall cease to be a wholly-owned subsidiary of the Issuer or any Co-Issuer, or the Issuer shall cease to be a wholly-owned subsidiary of NexCen Brands; in the case of BBJ, BBJ shall admit additional members (other than permitted transferees of existing members pursuant to the terms of BBJ's operating agreement) or shall issue additional units or other equity interests to any Person (excluding the sale of the DEH Repurchase Option Interest to DEH solely to the extent expressly required by, and in accordance with, Section 4 of the Transfer Agreement, dated as of January 10, 2008 between DEH and the Issuer (the "Transfer Agreement"));

(18) the occurrence of a Manager Termination Event;

(19) failure of NexCen Brands to operate as its primary business of owning and operating IP Businesses;

(20) the Issuer or any Co-Issuer shall be required to register as an investment company within the meaning of the Investment Company Act of 1940, as amended;

(21) failure to have: (i) any Issuer Collection Account, Held Collections Account, Co-Issuer Collection Account or Co-Issuer Lockbox Account covered by a control agreement, for the benefit of the Agent, in form and substance, and with a deposit bank, satisfactory to the Agent or (ii) all Collections which any Issuer, Co-Issuer or any Manager receives, or is entitled to receive, paid directly by the applicable Obligor to the appropriate Issuer Collection Account, Held Collections Account, Co-Issuer Collection Account or Co-Issuer Lockbox Account that is covered by such a control agreement, and continuance of such failure in this clause (ii) for a period of two (2) Business Days;

(22) (i) the Disposition of any Asset or any equity by any of the Issuer, the Co-Issuers (excluding the sale of the DEH Repurchase Option Interest to DEH solely to the extent expressly required by, and in accordance with, Section 4 of the Transfer Agreement) or NexCen Brands, or (ii) the refinancing of any of their respective Indebtedness, including any Notes, in any manner not expressly permitted by the Transaction Documents, without prior Noteholder and Agent consent or (iii) a breach of Article XI hereof;

(23) as of any Payment Date, the Class A and Class B Franchise Notes DSCR is less than the Minimum Class A and Class B Franchise Notes DSCR;

(24) as of any Payment Date, the Class A Franchise Notes DSCR is less than the Minimum Class A Franchise Notes DSCR;

(25) as of any Payment Date, the Brand Notes DSCR is less than the Minimum Brand Notes DSCR;

(26) the Outstanding Note Balance at any time exceeds 85% of the Valuation on the first Payment Date following the Agent's receipt of each Valuation Report;

(27) the occurrence of a Change of Control with respect to any Manager or NexCen Brands;

(28) the occurrence of a Material Adverse Change;

(29) failure of the Issuer, any Co-Issuer, any Manager, NexCen Brands or any of the Shoe Box Entities to pay when due any Indebtedness howsoever arising or incurred of any amount in the case of the Issuer, any Co-Issuer or any Shoe Box Entity, in the amount of $10,000 or greater, in the case of any Manager, or in the amount of $500,000 or greater, in the case of NexCen Brands; or the default by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any of the Shoe Box Entities in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any of the Shoe Box Entities, as applicable, greater than such respective amounts was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement if the effect of such default is to cause, or to permit the holder of such Indebtedness to cause, such Indebtedness to become due and payable prior to its stated maturity; or any Indebtedness owing by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any of the Shoe Box Entities, as applicable, greater than such respective amounts shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; or

(30) any of Issuer, any Co-Issuer, any Manager or NexCen Brands fails to cooperate in Agent's assumption of exclusive control (at a time when the Agent is entitled to assume exclusive control) of any Co-Issuer Collection Accounts, Co-Issuer Lockbox Account, Co-Issuer Prepaid Royalty Account, Issuer Collection Account, Held Collections Account or any other account included in the Collateral, or Agent is unable to obtain exclusive control thereof as and when contemplated by any Transaction Document or by any control agreement or similar agreement related to any

such account, other than to the extent a result of gross negligence or willful misconduct of the Agent.

For the avoidance of doubt, a Default or Event of Default under any Note shall constitute a Default or Event of Default under all of the Notes.

Section 6.2 Acceleration of Maturity, Rescission and Annulment

If an Event of Default of the kind specified in clauses (10) or (11) of Section 6.1 occurs, the unpaid principal amount of all of the Notes shall automatically become immediately due and payable without notice, presentment or demand of any kind. If an Event of Default (other than an Event of Default of the kind specified in clauses (10) and (11) of Section 6.1) occurs and is continuing, then, and in every such case the Agent or Majority Noteholders pursuant to an Act may declare the principal of all of the Notes to be immediately due and payable, by a notice in writing to the Issuer and upon any such declaration (in accordance with this sentence or the preceding sentence), all of the Notes shall become immediately due and payable together with accrued and unpaid interest thereon. If an Event of Default has occurred that has not been waived, the Default Rate or the increase to the Note Interest Rate described in the proviso of the definition thereof, as applicable, shall be applicable to each of the Notes thereafter without any requirement of the Agent to make a declaration of acceleration.

At any time after such a declaration of acceleration has been made, but before any Disposition of the Collateral has been made or a judgment or decree for payment of the money due has been obtained by the Agent as hereinafter in this Article provided, the Majority Noteholders by an Act and evidenced by a written notice delivered to the Issuer and the Agent, may rescind and annul such declaration and its consequence if:

(i) an amount has been paid or deposited with the Agent sufficient to pay:

(1) all overdue installments of interest on all Notes, including interest at the Default Rate or the increase to the Note Interest Rate described in the proviso of the definition thereof, as applicable (to the extent permitted by Applicable Law);

(2) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Notes at the rate specified therefor in the Notes;

(3) in connection with the preservation of the Collateral and enforcement of its rights all sums paid or advanced by the Noteholders hereunder and the reasonable compensation, expenses, disbursements and advances of the Agent, its agents and counsel (including the Agent's Professionals and Consultants); and

(ii) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such acceleration, have been waived as provided in Section 6.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

For the avoidance of doubt, upon the occurrence of any Event of Default or at any time thereafter if such Event of Default has not been waived, without limitation of any other rights and remedies, the Agent shall have the right to terminate any or all of the Managers under the related Management Agreement and appoint a replacement Manager for any such terminated Manager.

Section 6.3 Remedies

If an Event of Default shall have occurred and be continuing the Agent may, and by an Act of the Majority Noteholders and subject to Article VII herein pursuant to specific instruction shall, do one or more of the following:

(a) declare all Notes immediately due and payable pursuant to Section 6.2;

(b) institute Proceedings for the collection of all amounts then payable on the Notes or under the Security Agreement, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Collateral securing the Notes (including any amounts in each Co-Issuer Prepaid Royalty Account) the monies due;

(c) sell the Collateral or any portion thereof or rights or interest therein, at one or more Dispositions called and conducted in any manner permitted by law; and

(d) exercise any remedies of a secured party under the Uniform Commercial Code or other Applicable Law and take any other appropriate action to protect and enforce the rights and remedies of the Agent or the Noteholders hereunder in all jurisdictions (including jurisdictions that are not First Stage Covered Jurisdictions).

In the event that the Agent does not sell or otherwise liquidate the Collateral, it shall continue to hold such Collateral and make distributions therefrom pursuant to Article XIV hereof.

Section 6.4 Agent May File Claim

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding, relating to the Issuer or any Co-Issuer or any other obligor upon the Notes or the property of the Issuer or any Co-Issuer or of such other obligor or their creditors, the Agent (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Issuer or any Co-Issuer for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise:

(i) to file and prove a claim for all amounts owing and unpaid in respect of the Notes and to file such other papers or documents and take such other action including participating as a member, voting or otherwise, in any

committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Agent, its agents and counsel) and of the Noteholders allowed in such judicial Proceeding;

(ii) to petition for lifting of the automatic stay and thereupon to foreclose upon the Collateral as elsewhere provided herein; and

(iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Agent, and in the event that the Agent shall consent to the making of such payments directly to the Noteholders, to pay to the Agent any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Agent, its agents and counsel.

Nothing herein contained shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Agent to vote in respect of the claim of any Noteholder in any such Proceeding.

Section 6.5 Agent May Enforce Claims Without Possession of Notes

All rights of actions and claims under the Security Agreement or the Notes may be prosecuted and enforced by the Agent without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Agent shall be brought in its own name as Agent, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Agent, its agents and counsel (including the Agent's Professionals and Consultants), be for the benefit of the Noteholders in respect of which such judgment has been recovered applied to payments on the Notes in the order set forth in Section 6.6.

Section 6.6 Allocation of Money Collected

If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Agent with respect to the Notes pursuant to this Article (and any funds then held or thereafter deposited into the Issuer Collection Account or the Held Collections Account) shall be applied in accordance with Section 14.1(e).

Section 6.7 Limitation on Suits

No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to the Security Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1) such Noteholder has previously given written notice to the Agent and the Issuer of a continuing Event of Default;

(2) the Noteholders comprising 25% or more of the Outstanding Note Balance shall have made written request to the Agent to institute Proceedings in respect of such Event of Default in its own name as Agent hereunder;

(3) such Noteholder or Noteholders have offered to the Agent indemnity satisfactory to it (which, in the case of a holder that is, or is a subsidiary of, a bank or other institutional buyer with a net worth of at least $50,000,000 and whose claims paying ability or long-term debt is rated at least investment grade or better by a Rating Agency need only be such bank's or institutional buyer's unsecured written promise of indemnity) against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Agent for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

(5) no direction inconsistent with such written request has been given to the Agent during such sixty (60) day period by the Majority Noteholders;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Security Agreement to affect, disturb or prejudice the rights of any other Noteholders or to enforce any right under the Security Agreement, except in the manner herein provided.

Section 6.8 Unconditional Right of Noteholders to Receive Principal and Interest

Notwithstanding any other provision in the Security Agreement, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder; provided, however, that none of the Noteholders nor the Agent shall, if requested by the Noteholders, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or any Co-Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any Co-Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or any Co-Issuer.

Section 6.9 Restoration of Rights and Remedies

If the Agent or any Noteholder has instituted any Proceeding to enforce any right or remedy under the Security Agreement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Person who instituted the Proceeding, then and in every such case the Issuer, the Co-Issuers, the Agent and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and

respectively to their former positions hereunder, and thereafter all rights and remedies of the Agent and the Noteholders shall continue as though no such Proceeding has been instituted.

Section 6.10 Rights and Remedies Cumulative

No right or remedy herein conferred upon or reserved to the Agent or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or under any other Transaction Document or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under any other Transaction Document, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

Section 6.11 Delay or Omission Not Waiver

No delay or omission of the Agent or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Agent or to the Noteholders, or any of them, may be exercised from time to time, and as often as may be deemed expedient, by the Agent or by the Noteholder, as the case may be.

Section 6.12 Control by Noteholders

The Majority Noteholders shall have the right to direct the decision whether to conduct, and the time, method and place of conducting, any Proceeding for any remedy available to the Agent with respect to the Notes or exercising any trust or power conferred on the Agent with respect to the Notes; provided that:

(1) such direction shall not be in conflict with any rule of law or with the Security Agreement; and

(2) the Agent may take any other action deemed proper by the Agent which is not inconsistent with such direction; provided, however, that the Agent need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

Section 6.13 Waiver of Past Defaults

The Noteholders may waive any past Default with respect to the Notes hereunder and its consequences, except a Default:

(1) described in Sections 6.1(10) or (11), or

(2) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Noteholders of each Outstanding Note affected thereby.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising directly therefrom shall be deemed to have been waived for every purpose of the Security Agreement. Upon receipt of notice of such waiver, the Agent shall transmit by mail to the Issuer notice of such waiver specifying the date on which the Default was waived promptly after the occurrence of such waiver.

Section 6.14 Undertaking for Costs

All parties to the Security Agreement and each Noteholder by its acceptance of a Note shall be deemed to have agreed that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Security Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to any suit instituted by the Agent, to any suit instituted by any Noteholder, or the Majority Noteholders or to any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Notes on or after the applicable Maturity Date (or, in the case of redemption of Notes, on or after the applicable Redemption Date).

Section 6.15 Waiver of Stay or Extension Laws

The Issuer and each Co-Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance by the Issuer and any Co-Issuer under the Security Agreement; and the Issuer and each Co-Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent or any Noteholder, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.16 Disposition of Collateral Upon Event of Default

(a) The power to effect any Disposition of any portion of the Collateral pursuant to Section 6.3 shall not be exhausted by any one or more Dispositions as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral securing the Notes shall have been sold or all amounts payable under the Security Agreement with respect thereto (including all Secured Obligations) shall have been paid. Any Disposition conducted hereunder shall be completed in accordance with the applicable terms and provisions of the UCC. The Agent may from time to time postpone any Disposition by public announcement made at the time and place of such Disposition. It is hereby expressly agreed that the Agent is not limited to any amount fixed by law as compensation for any Disposition, so long as the same shall be reasonable.

(b) Any Noteholder may bid for and acquire any portion of the Collateral securing the Notes in connection with any Disposition thereof. In lieu of paying cash for the entire purchase price therefor, such Noteholder, after deducting the costs, charges and expenses (including reasonable attorney's fees and expenses) incurred by the Agent in connection with such Disposition, may make settlement for any portion of the purchase price remaining by crediting against amounts owing on the Notes held by it or other amounts owing to such Noteholder secured by the Security Agreement, the portion of the Net Proceeds of such Disposition to which such Noteholder would be entitled hereunder.

(c) Each of the Issuer and each Co-Issuer covenants and agrees to ten (10) Business Days prior notice of a Disposition of the entirety of the Collateral by a public Disposition is a commercially reasonable notice. Notwithstanding anything else in this Agreement to the contrary, the Issuer, each Co-Issuer and NexCen Brands agrees that either of the following shall constitute a "commercially reasonable" Disposition of the subject Collateral within the meaning of §9-610(b) of the UCC: (i) any public or private Disposition of any Collateral pursuant to a disposition process structured and supervised, on behalf of the Agent, by an investment bank or other broker that is not, directly or indirectly, owned or controlled by any of the Noteholders and that has experience in advising transferors on the disposition of property of the type being disposed; provided, that, in the event that the Disposition is a private disposition, the purchasing entity or entities do not include the Noteholders, or (ii) a public Disposition of any Collateral where the Issuer, the Co-Issuers, and any other permitted secured party are accorded an opportunity to purchase for cash the subject Collateral being offered at such Disposition by being the highest bidder therefor (including by outbidding the Agent or the Noteholders, which may credit bid for the subject collateral in the event that the Agent is directed to participate in such public Disposition on behalf of the Noteholders (or a subset thereof) as a potential purchaser by the requisite percentage of Noteholders (or the Noteholders, individually or collectively, otherwise elect to participate as a potential purchaser or purchasers at such a public Disposition)), in each instance, where (A) notification of the intended Disposition has been sent to the Issuer or the applicable Co-Issuers, and any other permitted secured party after default and within the time period set forth in §9-612(b) of the UCC and (B) such Disposition will not result in breaching the peace. The provisions of the preceding sentence are intended to constitute and shall constitute standards for measuring any duty of the Agent (or Noteholders) to dispose of the Collateral within a "commercially reasonable" manner within the meaning of §9-603 of the UCC, and the parties agree that such standards are reasonable in all respects and certainty not "manifestly unreasonable" as prohibited by §9-603(a) of the UCC. The Issuer, each Co-Issuer and NexCen Brands further agrees, however, that such methods of disposition shall not be the exclusive means of disposing of any of the Collateral in a "commercially reasonable" manner or of otherwise exercising any foreclosures or other remedies and that, accordingly, the Agent shall be entitled, in its discretion, to pursue any other Disposition of the Collateral (including any disposition as permitted pursuant to §9-625 of any UCC).

(d) The Agent shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Disposition thereof by the Agent, which Disposition shall be at the sole expense of the Issuer and the related Note Co-Issuers. In addition, the Agent is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer and the related Note Co-Issuers to cause the transfer and

conveyance of the Issuer's or the related Note Co-Issuers' interest in any portion of the Collateral in connection with a Disposition thereof pursuant to the terms of the Security Agreement, and to take all action necessary to effect such Disposition. No purchaser or transferee at such a Disposition shall be bound to ascertain the Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(e) Any amounts received by the Noteholders in connection with a public or private Disposition pursuant this Section shall be deemed to be conclusive and binding upon the parties hereto and the Noteholders shall have no liability in respect hereto.

Section 6.17 Action on Notes

The Noteholder's right to seek and recover judgment on the Notes or under the Security Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to the Security Agreement. Neither the Lien of the Security Agreement or any other Transaction Document nor any rights or remedies of the Noteholders or by any other Indemnified Party shall be impaired by the recovery of any judgment by the Noteholders against the Issuers or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of any Issuer or Co-Issuer.

ARTICLE VII. THE AGENT

Section 7.1 Appointment; Nature of Relationship

BTMU Capital Corporation is appointed by the Noteholders as the Agent hereunder and under each other Transaction Document, and each of the Noteholders irrevocably authorizes the Agent to act as the contractual representative of such Noteholder with the rights and duties expressly set forth herein and in the other Transaction Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Noteholder by reason of the Security Agreement and that the Agent is merely acting as the representative of the Noteholders with only those duties as are expressly set forth in the Security Agreement and the other Transaction Documents. In its capacity as the Noteholders' contractual representative, the Agent (i) does not assume any fiduciary duties to any of the Noteholders, (ii) is a "representative" of the Noteholders within the meaning of Section 9-102 of the UCC and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in the Security Agreement and the other Transaction Documents. Each of the Noteholders agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Noteholder waives.

Section 7.2 Powers

The Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties or fiduciary duties to the Noteholders, or any obligation to the Noteholders to take any action

hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by the Agent.

Section 7.3 Limited Liability

The obligations of Agent, Program Administrator, Noteholder, Enhancement Provider, Liquidity Provider and each agent for any Noteholder under the Transaction Documents are solely the corporate obligations of such Person. Except with respect to any claim arising out of the willful misconduct or gross negligence of Program Administrator, Agent, Noteholders, Enhancement Provider, Liquidity Provider, any agent for Noteholder, no claim may be made by the Issuer, any Co-Issuer, any Manager, NexCen Brands or any other Person against Program Administrator, Agent, Noteholders, Enhancement Provider, Liquidity Provider or any agent for the Noteholders or their respective Affiliates, directors, members, managers, officers, employees, attorneys or agents, including the Program Administrator, for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Security Agreement or any other Transaction Document, or any act, omission or event occurring in connection therewith; and each of the Issuer, each Co-Issuer, each Manager and NexCen Brands hereby waives, releases, and agrees not to sue upon any clam for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. The parties agree that no Person acting as a Program Administrator for any Noteholder, if applicable, will have any obligation to take any actions under the Transaction Documents (other than these actions, the requirement for which arose prior to its withdrawal) if it is relieved of its obligations as Program Administrator. Notwithstanding any provision of the Security Agreement or any other Transaction Document to the contrary: (i) in no event shall the Agent ever be required to take any action which exposes it to personal liability or which is contrary to the provision of any Transaction Document or applicable law and (ii) the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any party hereto or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into the Security Agreement or the other Transaction Documents or otherwise exist against the Agent. In performing its functions and duties hereunder, the Agent shall act solely as the agent of the Noteholders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer, any of the Co-Issuers, any Manager, any Shoe Box Entity, NexCen Brands or any of their respective Affiliates or any other Person.

Section 7.4 No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc.

Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Transaction Document; (ii) the existence or possible existence of any Event of Default; or (iii) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. The Agent shall not be responsible to any Noteholder for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness,

validity, legality, enforceability, collectibility, or sufficiency of the Security Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of the Issuer or any Co-Issuer.

Section 7.5 Notice of Default

Promptly after the occurrence of any Default or Event of Default actually known to a Responsible Officer of the Agent, the Agent shall transmit to all Noteholders notice of such Default or Event of Default hereunder known to the Agent.

Section 7.6 Action on Instructions of Noteholders

The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by the Noteholders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Noteholders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Noteholders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 7.7 Delegation of Duties

The Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties, provided that such agents or attorneys agree in writing to be bound by the confidentiality provisions of Section 6.15 of the Note Funding Agreement. The Agent shall not be responsible to the Noteholders for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 7.8 Reliance on Documents; Counsel

(a) The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

(b) Without limiting the generality of Section 7.3, Agent, Program Administrator, Enhancement Provider and Liquidity Provider each: (a) may consult with legal counsel (including counsel for Issuer and any Co-Issuer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Noteholders or any other holder of any interest in Collateral and shall not be responsible to any Noteholders or any such other holder for any statements, warranties or representations made by other Persons in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any

Transaction Document on the part of Issuer or any Co-Issuer or to inspect the property (including the books and records) of Issuer or any Co-Issuer; (d) shall not be responsible to any Noteholders or any other holder of any interest in Collateral for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document; and (e) shall incur no liability under or in respect of the Security Agreement or any other Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties. For the avoidance of doubt, the provisions of this paragraph impose no obligation of any kind on the part of the Issuer or any Co-Issuer.

(c) With regard to any Noteholders and any agent for any Noteholders, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Security Agreement in accordance with a request of any Noteholders or any agent for any Noteholders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the other parties hereto.

(d) Unless otherwise advised in writing by an agent for any Noteholders or by any Noteholders on whose behalf such agent is purportedly acting, each party to the Security Agreement may assume that (a) such agent is acting for the benefit of any Noteholders for which such agent is identified herein as being the agent for any Noteholders, as well as for the benefit of each assignee or other transferee from any such Person, and (b) each action taken by such agent has been duly authorized and approved by all necessary action on the part of the parties on whose behalf it is purportedly acting. Each agent for any Noteholders and any Noteholders shall agree amongst themselves as to the circumstances and procedures for removal, resignation and replacement of such agent.

Section 7.9 BTMU Capital Corporation

BTMU Capital Corporation, any Program Administrator and any of their respective Affiliates may generally engage in any kind of business with the Issuer, any Co-Issuer, any Manager, NexCen Brands, any Shoe Box Entity or any of their respective Affiliates and any Person who may do business with or own securities of the Issuer, any Co-Issuer, any Manager, NexCen Brands, any Shoe Box Entity or any of their respective Affiliates, all as if BTMU Capital Corporation were not Agent, and without any duty to account therefor to any Noteholder. Without limiting the generality of the foregoing, the Agent shall be permitted to be a Noteholder.

Section 7.10 Successor Agent

The Agent may resign at any time by giving written notice thereof to the Issuer; provided, however, that such resignation shall not become effective until a successor agent is appointed and acting hereunder. Upon any such resignation or removal, the Noteholders shall have the right to appoint, on behalf of the Issuer and each Co-Issuer, a successor Agent. If no successor Agent shall have been so appointed by the Noteholders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may appoint, on behalf of the Issuer, the Co-Issuers and the Noteholders, a successor Agent. Notwithstanding anything herein to the contrary, so long as no Event of

Default has occurred and is continuing, each such successor Agent shall be subject to approval by the Issuer and the Co-Issuers, which approval shall not be unreasonably withheld. Such successor Agent shall be a commercial bank or other type of institution acceptable to the Noteholders having capital and retained earnings of at least $50,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents (other than duties or obligations which by their terms survive the termination of the Security Agreement or otherwise relate to its actions or omissions in its capacity as Agent). After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VII (and any indemnification provisions in the Transaction Documents) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Transaction Documents.

Section 7.11 Maintenance of Office or Agency

The Agent shall maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices in respect of the Notes and the Security Agreement may be served. The Agent shall give prompt written notice to the Issuer and the Noteholder of the location, and of any change in the location, of any such office or agency.

ARTICLE VIII. REIMBURSEMENT AND INDEMNIFICATION OF THE AGENT

Section 8.1 The Agent's Reimbursement and Indemnification

The Issuer, each Co-Issuer and NexCen Brands, jointly and severally, agree, except as otherwise expressly provided herein, to reimburse the Agent upon its written request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of the Security Agreement or any Transaction Documents (including the reasonable out-of-pocket expenses and disbursements of the Agent's agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith.

Section 8.2 Indemnification by Noteholders

Each Noteholder shall indemnify and hold harmless the Agent (but solely in its capacity as Agent) and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Issuer, any Co-Issuer or any Manager and without limiting the obligation, if any, of the Issuer, any Co-Issuer or any Manager to do so), ratably against any and all liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses and disbursements of any kind whatsoever (including in connection with any investigative or threatened proceeding, whether or not the Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Agent or such Person as a result of, or related to, any of the transactions contemplated by the Transaction Documents or the execution, delivery or performance of the Transaction Documents or any other

document furnished in connection therewith (but excluding any such liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent or such Person as finally determined by a court of competent jurisdiction); provided, that such indemnity shall be provided solely to the extent of amounts received by such Noteholder under the Security Agreement which exceed the amounts required to repay such Noteholder's outstanding commercial paper notes.

ARTICLE IX. CONSOLIDATION AND MERGER

Neither the Issuer nor any Co-Issuer shall consolidate or merge with or into any other Person or convey or transfer its properties and assets to any Person except as expressly permitted in the Security Agreement.

ARTICLE X. SECURITY AGREEMENT AMENDMENTS

Section 10.1 Security Agreement Amendments Only with Consent

With the written consent of the Agent, the Issuer, each Co-Issuer and NexCen Brands, the Agent may enter into one or more Security Agreement amendments or other modifications for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Security Agreement or modifying in any manner the rights of the Noteholders under the Security Agreement; provided, however, no such Security Agreement amendments or other modifications shall, without the consent of all of the Noteholders:

(1) reduce the Note Principal Balance of any Note or the Note Interest Rate thereon or change the amount or priority or time of any payment on any Note or any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

(2) modify or release any material portion of the Collateral except as otherwise expressly permitted herein; or

(3) modify or alter the definition of the term "Outstanding"; or

(4) modify any of the provisions of this Section 10.1, except to increase any such percentage or to provide that certain other provisions of the Security Agreement cannot be modified or waived without the consent of the Noteholders of each Outstanding Note; or

(5) permit the creation of any Lien ranking prior to or on a parity with the Lien of the Security Agreement with respect to any part of the Collateral.

Promptly after the execution by the Issuer, each Co-Issuer, NexCen Brands and the Agent of any Security Agreement amendment or other modification pursuant to this Section, the Issuer shall, if requested by the Agent, mail to the each of the Noteholders, a notice setting forth in general terms the substance of such Security Agreement amendment or other

modification together with a copy of such Security Agreement amendment. Any failure of the Issuer to mail such notice and copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such Security Agreement amendment or other modification.

ARTICLE XI. REDEMPTION AND DISPOSITION

Section 11.1 Redemption of Notes

Subject to Section 11.7 and the other terms and conditions hereof, each Brand Note, Deficiency Note, Class B Franchise Note or Class A Franchise Note (provided, that a full redemption of any or all of the Class A Franchise Notes must also be exercised concurrently with or after a full redemption of all of the then Outstanding Class B Franchise Notes, Brand Notes and Deficiency Notes, if any), is redeemable in full or in part upon two (2) Business Days prior written notice to the Agent and each related Noteholder, in each case subject to payment of any amounts due under Section 12.15, if any, and such redemption, unless deemed exercised hereunder, shall be exercised by delivery of an Issuer Order to the Agent.

Section 11.2 [Reserved]

Section 11.3 Notice of Redemption by the Issuer

Notice of redemption pursuant to Section 11.1, if not waived in writing by a Noteholder, shall be given by the Issuer to the Agent by U.S. registered mail, return receipt requested, or by nationally recognized overnight private mail delivery service, postage prepaid, mailed not more than thirty (30) days prior to the applicable Redemption Date or otherwise in accordance with the Security Agreement.

All notices of redemption shall state:

(1) the Redemption Date;

(2) the principal amount of the Note or Notes to be redeemed and the allocation of such principal amount to the remaining principal payments of the Note or the Notes;

(3) a pro forma Redemption Price for each Note redeemed, calculated as of the date of the Redemption Notice;

(4) that all conditions for such Redemption in the Security Agreement (including Section 11.7) have been complied with; and

(5) the place where such Note or Notes to be redeemed are to be surrendered on the Redemption Date, which shall be the office or agency of the Agent to be maintained at the address provided in Section 1.3.

Notice of redemption of Notes shall be given by the related Note Co-Issuers or, at the related Note Co-Issuers' request, by the Agent in the name and at the expense of the related Note Co-Issuers. Failure to give notice of redemption, or any defect therein, to any Noteholder

of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

Section 11.4 Deposit of the Redemption Price

On or before 1:00 P.M. (New York City time) on the Business Day immediately preceding any Redemption Date, the related Note Co-Issuers shall deposit into the related Co-Issuer Collection Account an amount of money sufficient to pay the Redemption Price of their Note which is to be redeemed on such Redemption Date and all other monies received in connection with such redemption including as contemplated in Section 11.7.

Section 11.5 Notes Payable on Redemption Date

(a) Notice of redemption having been given as provided in Section 11.3, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date such Notes shall cease to bear interest on the portion of such Notes actually redeemed. On the Redemption Date, the Noteholders of such Notes shall be paid the Redemption Price pursuant to Section 11.7; provided, however, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the Noteholders of such Notes according to their terms and the provisions of Sections 3.7 and 11.7.

(b) Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Noteholders of Notes called for redemption according to their terms and the provisions of Section 3.7. Except as otherwise specifically provided herein, the election of the related Note Co-Issuers to redeem their Note pursuant to this Section shall be evidenced by an Issuer Order authorizing payment of the Redemption Price on the Note to be redeemed from monies deposited into the related Co-Issuer Collection Account pursuant to Section 11.4 or otherwise available in accordance with the Security Agreement for the purpose of redeeming Notes.

Section 11.6 Voluntary Disposition of Collateral

(a) Neither the Issuer nor any Co-Issuer may at any time sell or otherwise dispose of any of the Collateral except to the extent and only to the extent expressly permitted in Section 11.7.

(b) The Issuer may not at any time sell or otherwise dispose of its equity interest in any Co-Issuer except to the extent and only to the extent expressly permitted in Section 11.7.

Section 11.7 Redemptions and Sales or Disposals of Assets

(a) Notwithstanding anything to the contrary contained herein, NexCen Brands, the Issuer or any Co-Issuer, as applicable, shall only be permitted to (i) redeem a Note, in full or in part (except for payments on such Notes provided by and made in accordance with Sections 14.1(a), 14.1(b) and 14.1(e) of the Security Agreement), (ii) sell or otherwise dispose of any of the Assets of the Issuer or any Co-Issuer or (iii) sell or otherwise dispose of any equity

interest in the Issuer or any Co-Issuer, as applicable, if each of the following conditions are satisfied:

(i) subject to clause (b) below, the Agent has given its prior written consent to such redemption, sale or disposition;

(ii) no Default or Event of Default has occurred, which has not been waived, or will occur, or is reasonably likely to occur, as a result of such redemption, sale or disposition; and

(iii) the Net Proceeds with respect thereto will be applied in accordance with clause (c) below.

Notwithstanding the foregoing, DEH shall be permitted to purchase the DEH Repurchase Option Interest solely to the extent expressly required by, and in accordance with, Section 4 of the Transfer Agreement, subject to clause (iii) above.

In addition, no equity raise by NexCen Brands or any of its Affiliates shall be permitted unless clause (b) and clause (c) hereof are satisfied with respect thereto and the application of the proceeds thereof.

(b) Without the prior written consent of the Agent provided in clause (a)(i) above but otherwise subject to Section 11.7(a) and the other terms and conditions hereof, (i) the Issuer and the applicable Co-Issuers may refinance (A) all Brand Notes (including after conversion, if any, to a Deficiency Note) and all Franchise Notes in full and (B) all Class B Franchise Notes and all Deficiency Notes in full so long as no Brand Notes or Deficiency Notes remain Outstanding; provided, however, that if a refinancing of all Class B Franchise Notes and all Deficiency Notes in full under clause (B) is to be done on a secured basis, any security interest or other lien granted in connection with such refinancing is to be a passive and silent second security interest or other Lien on the remaining Collateral subject to an intercreditor agreement in the form of Exhibit I to the Security Agreement with such other changes as may be agreed to by the Agent in its sole discretion or that the Agent shall reasonably request, (ii) the Issuer and each applicable Co-Issuer may sell the Assets or equity interest related to the BBI Notes and/or Waverly Notes (including the BBI Entities and Waverly) so long as (A) the Net Proceeds from such Disposition are in an amount sufficient to pay the related Brand Notes (including accrued and unpaid interest thereon) in full in accordance with the priorities set forth in clause (c) below and (B) such Disposition represents in the reasonable business judgment of the Issuer and NexCen Brands (after consultation with the Agent) the highest and best bid received by the Issuer and applicable Co-Issuers (including through their investment bankers), (iii) the Permitted Private Equity Raise will be permitted and (iv) any other equity raises by NexCen or any of its Affiliates will be permitted after, or if as a result of, all Brand Notes (including after conversion, if any, to a Deficiency Note) and Class B Franchise Notes, and all accrued and unpaid interest and other amounts owing in connection therewith, have been paid in full.

(c) The Issuer and each Co-Issuer agree that (A) 100% of the Net Proceeds from (1) the permitted sale of the Assets related to any Brand Subsidiary Borrower or Franchise

Subsidiary Borrower or the permitted refinancing of any Note related to any Brand Subsidiary Borrower or Franchise Subsidiary Borrower, (2) the permitted sale of an equity interest in any Brand Subsidiary Borrower or Franchise Subsidiary Borrower, (3) any equity raise by NexCen Brands or any of its Affiliates, other than the Permitted Private Equity Raise, if any, Brand Notes (including after conversion, if any, to a Deficiency Note) or any Class B Franchise Notes are outstanding, and (4) any equity contribution by NexCen Brands or any of its Affiliates to the Issuer or any Co-Issuer; and (B) 50% of the Net Proceeds from any equity raise by NexCen Brands or any of its Affiliates other than the Permitted Private Equity Raise after all of the Brand Notes (including after conversion, if any, to a Deficiency Note) and Class B Franchise Notes, and all accrued and unpaid interest and other amounts owing in connection therewith, have been paid in full, shall be applied on such Redemption Date or other disposition date to the following Persons in the following order:

(A) to the Agent, the Letter of Credit Fee and any amounts paid by it, as indemnitor or as letter of credit provider or account party or reimbursement party in connection with the Letter of Credit, to any financial institution in connection with any accounts related to the Transaction Documents or any control agreements related thereto (including in either case with respect to returned or reversed items);

(B) only in the case of such a sale, refinancing or disposition described in clause (c)(A)(1), or (c)(A)(2) above, to the Agent for distribution, pro rata, to the Noteholders of the Notes related to such sale, refinancing or disposition, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance of such Notes to zero plus, in each case, any accrued interest thereon remaining unpaid through the date of such sale, refinancing, redemption, sale or disposition and interest on such overdue interest to the date such payment is made, at the applicable Note Interest Rate with respect to such Notes, but only to the extent that payment of such interest on interest shall be legally enforceable;

(C) pro rata, (x) to the Agent for distribution to the Noteholders, payment of all indemnity payments and reasonable costs and expenses incurred in connection with the enforcement of its rights hereunder or under any of the Notes, ratably, without preference or priority of any kind, (y) to the Agent's Professionals and Consultants, as applicable, any unpaid Agent's Professionals and Consultants Fees, and (z) to the Agent, payment of its own out-of-pocket expenses incurred in connection with the Letter of Credit Transaction Documents, including in connection with amendment or amendment and restatement thereof, and any of the transaction contemplated thereby;

(D) to the Agent for pro rata distribution to the Noteholders of any Outstanding Deficiency Notes, the amount necessary to reduce (in

inverse order of maturity) the Note Principal Balance of such Outstanding Deficiency Notes to zero and to pay any accrued and unpaid interest thereon in full;

(E) to the Agent for pro rata distribution to the Noteholders of any Outstanding Brand Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance of such Outstanding Brand Notes to zero, and to pay any accrued and unpaid interest thereon in full;

(F) to the Agent for pro rata distribution to the Noteholders of any Outstanding Class B Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance of such Outstanding Class B Franchise Notes to zero and to pay any accrued and unpaid interest thereon in full;

(G) to the Agent for pro rata distribution to the Noteholders of any Outstanding Class A Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance of such Outstanding Class A Franchise Notes to zero, and to pay any accrued and unpaid interest thereon in full;

(H) to any Hedge Counterparty, all amounts due pursuant to the related Hedge Agreement;

(I) to each Indemnified Party, pro rata, any other Secured Obligations (not otherwise provided for specifically above) owed to it; and

(J) to the Issuer or such party as the Issuer may direct, all such remaining Net Proceeds.

Section 11.8 Limited Release. With respect to any Co-Issuer, solely in the event that the all of the equity interests of such Co-Issuer are Disposed of in a transaction expressly permitted by, and executed in accordance with, Sections 11.6 and 11.7 of the Security Agreement and the other terms and conditions of the Transaction Documents, upon the request of such Co-Issuer, the Issuer and NexCen Brands delivered to the Agent, at least ten (10) Business Days prior to the date of the proposed release, identifying the relevant Co-Issuer and containing a certification by the Issuer, NexCen Brands and the related Co-Issuer stating that such transaction and release is in compliance with the Transaction Documents, and at the sole expense of such Co-Issuer, such a Co-Issuer (and any related Support Fund) shall be released from their respective obligations hereunder and under each other Transaction Document to which they are a party (other than with respect to any indemnity obligations or obligations under any Transaction Document that by their terms survive the termination thereof).

ARTICLE XII. REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 12.1 Payment of Principal and Interest; PIK Interest

The Issuer and each Co-Issuer shall, jointly and severally, duly and punctually pay the principal of and interest on the Notes, subject to and in accordance with the terms of the Notes and the Security Agreement; provided, however, with regard to each Class B Franchise Note, a required minimum cash interest payment of 10.00% per annum shall be paid on each Payment Date with respect to the interest accrued during the related Interest Period on each such Class B Franchise Note and if sufficient Distributable Cash is not available to pay the remaining accrued interest due on such Payment Date with respect to such Interest Period and such Note (such interest not paid in cash, the "PIK Interest"), the Issuer and the Co-Issuers may elect, by giving written notice of such election to the Noteholders not less than ten (10) Business Days before such Payment Date, to pay the PIK Interest by adding such PIK Interest pro rata to the Note Principal Balance for such Notes, as capitalized interest and as provided in the Class B Franchise Notes.

On the initial Payment Date after the Restatement Date, the Issuer and each Co-Issuer also agrees to pay to the Agent for distribution to the Noteholders under the Original Security Agreement all accrued and unpaid interest on the Existing Notes through the Restatement Date as such is payable under the Original Security Agreement as modified by the Forbearance Agreement.

Section 12.2 Continued Existence; Observance of Organizational Documents

The Issuer and each Co-Issuer shall keep in full effect its existence, rights and franchises as an entity under the laws of the state of its formation or incorporation, as the case may be, shall operate in accordance with, and subject to the limitations set forth in, its Organizational Documents and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified shall result in, or be reasonably likely to result in, a Material Adverse Change. The Issuer is duly organized in, and qualified to do business only in, the State of Delaware.

Section 12.3 Protection of Collateral

(a) The Issuer and each Co-Issuer (with respect to the portion of the Collateral pledged by it hereunder) covenants to file or cause to be filed all UCC Financing Statements in the applicable jurisdictions and all forms necessary or desirable to be filed with respect to the Collateral, as applicable, in the United States Patent and Trademark Office.

(b) The Issuer and each Co-Issuer (with respect to the portion of the Collateral pledged by it hereunder) shall at their sole cost and expense, from time to time, execute and file, as applicable, and deliver to the Agent all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments that are necessary or advisable (or that the Agent reasonably requests), and shall take such other action necessary or advisable (including any other action as the Agent reasonably requests) to:

(i) ensure a first priority, perfected security interest in all or any portion of the Collateral;

(ii) maintain or preserve the Lien of the Security Agreement or carry out the purposes hereof;

(iii) protect the validity of any Grant made pursuant to the Security Agreement;

(iv) enforce any of the Collateral or, where appropriate, any security interest in the Collateral and the proceeds thereof;

(v) preserve and defend the Issuer's and the Co-Issuers' respective title to the Collateral and the rights of the Noteholders therein against the claims of all persons and parties subject to the rights of licensees under the Licenses; or

(vi) record or register the Issuer's and the Co-Issuers' respective ownership of all of the Trademarks of record and Copyrights in each jurisdiction in the Territory where they have pending or requested Trademarks or Copyrights that have previously been registered by their predecessor in interest or would typically be registered by such Co-Issuer in accordance with its policies and procedures or would be registered by a prudent person in similar circumstances, in each case, included or intended to be included in the Collateral;

provided, however, that the actions described in the foregoing clauses (i) through (v) need not be taken with respect to the Foreign IP Assets (and not any other Collateral) in Second Stage Covered Jurisdictions unless otherwise required by clause (c) below, and the actions described in clause (i) through (vi) only are required to be taken to the extent the same can be achieved under the applicable laws of the Territory; provided, further, that for any Trademarks acquired, created or otherwise arising after the Restatement Date, the actions described in clause (i) and clause (vi) above shall be achieved within thirty (30) days of such event. The Agent also agrees that the actions described in (A) clause (iv) above need not be taken with respect to the Trademarks of Waverly in Canada unless an Event of Default occurs or Waverly is not sold in accordance with Section 12.10(o) and the other terms hereof by December 31, 2008, (B) clauses (i) and (vi) above need not be taken with respect to certain Copyrights of Waverly to the extent excepted pursuant to Section 12.10(nn), and (C) the actions described in clauses (i) and (vi) above need not be taken with respect to any Copyrights of any Co-Issuer that are reasonably determined by such Co-Issuer and NexCen Brands to be of immaterial value and not necessary or required to conduct its business as currently conducted or proposed to be conducted.

(c) For the avoidance of doubt, the Agent and the Noteholders acknowledge that any Co-Issuer may own items of intellectual property that are registered under the laws of foreign jurisdictions ("Foreign IP Assets"). Except as provided in paragraph (b) above, the applicable Co-Issuer is not required to perfect the security interest of such Foreign IP Assets

under such foreign laws, provided that, any Noteholder or the Agent shall be entitled at any time to require that all actions be taken as necessary or reasonably requested by it to cause the perfection of the Foreign IP Assets in such foreign jurisdictions (including any Second Stage Covered Jurisdiction), at the sole cost and expense of the applicable Co-Issuer, but only (i) in any jurisdiction if any Event of Default has occurred that has not been waived or (ii) in those jurisdictions in which the aggregate Value of all Foreign IP Assets of the applicable Co-Issuer in such jurisdiction (including for this purpose both Trademarks registered in such jurisdiction and Licenses payable by Obligors located in or governed by the laws of such jurisdictions) is equal to, or greater than, $50,000.00.

Section 12.4 Negative Covenants

(a) Each Co-Issuer shall not:

(i) sell, lease or otherwise transfer any of the Collateral other than pursuant to Licenses in the ordinary course of business and as otherwise expressly permitted under Article XI hereof; or

(ii) distribute dividends to a party other than the Issuer or its parent Co-Issuer; provided, however, BBJ shall be permitted to distribute dividends to DEH, as member, in accordance with its Organizational Documents and Applicable Law, but only to the extent such distributions are expressly permitted by Section 3.6 of the BBI/BBJ Security Agreement Supplement; or

(iii) (i) voluntarily institute, or consent to the institution of, bankruptcy or insolvency proceedings, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Co-Issuer, or any substantial part of its assets, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action; or (ii) consolidate, merge, dissolve or liquidate, in whole or in part except as expressly permitted in the Security Agreement and after (or concurrently therewith) the Note Principal Balance of the related Notes has been reduced to zero; or

(iv) commingle its funds or assets with those of any other Person, except as previously disclosed in writing to, and consented to, by the Agent; or

(v) except for Indebtedness, Obligor Rebate Amounts and Franchise Fee Refunds as may be expressly permitted under or as is created by the Security Agreement, incur, assume or guaranty any material indebtedness, material liabilities or material obligations of any

nature (other than any deferred income in accordance with GAAP), whether liquidated, unliquidated, accrued, absolute, contingent or otherwise, except for (i) those arising under the Transaction Documents, (ii) those that are set forth on the applicable schedule to the Security Agreement Supplement with respect to such Co-Issuer and the related Support Fund, if any, on the Restatement Date, (iii) state and local tax liabilities incurred in the ordinary course of business, (iv) obligations under Material Contracts entered into in accordance herewith, (v) insurance policies entered into in accordance with its customary practices and policies, (vi) such indebtedness, liabilities or obligations as has been approved by the Agent and (vii) such Obligor Rebate Amounts and Franchise Fee Refunds as have been incurred in the ordinary course of business and in accordance with the normal policies and procedures of such Co-Issuer under a License permitted by Section 12.4(a)(xiv)(i) and have been disclosed to the Agent; or

(vi) make any capital expenditures other than as included in, and subject to any cap related to, permitted and reimbursable Operating Expenses, without receiving prior written approval thereof by the Agent; or

(vii) create any subsidiaries that do not become Co-Issuers hereunder other than any Support Fund; or

(viii) except in accordance with Article X or XI, as applicable, (a) with respect to the portion of the Collateral pledged by it, permit the validity or effectiveness of the Security Agreement to be impaired, or permit the Security Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Collateral, in each case other than with respect to Permitted Encumbrances, provided, however, such release, individually or together with such other releases, shall not result in a Material Adverse Change or (b) permit any lien, charge, security interest, mortgage or other encumbrances, other than Permitted Encumbrances, to be created on or extended to or otherwise arise upon or burden such portion of the Collateral or any part thereof or any interest therein or the proceeds thereof, except as expressly permitted in the Security Deed for the Co-Issuer party thereto; or

(ix) claim any credit on, or make any deduction from, the principal or interest payable in respect of its Note by reason of the payment of any taxes levied or assessed upon the portion of the Collateral pledged by it; or

(x) amend (a) any provisions of its Organizational Documents, (b) any Transaction Document, (c) any Covered Material Contract (including all payment terms and arrangements supporting payment) in any material respect that is adverse to, or could reasonably be expected to be, individually or in the aggregate, adverse to, such Co-Issuer or the Agent or (d) any other Material Contract, without, in each case, receiving prior written approval thereof by the Agent, *except*, with respect to clause (d) of this Section 12.04(a)(x), the consent of the Agent shall not be required for any amendments and renewals of any Licenses with Obligors, Preferred Vendor Agreements (so long as such amendments or renewals of Preferred Vendor Agreements create or impose no obligations whatsoever on such Co-Issuer) or such other Material Contracts which, in each case, are entered into in the ordinary course of business and in accordance with the normal policies and procedures of such Co-Issuer and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; or

(xi) own any property, including an interest in real estate, or assets other than its portion of the Assets; or

(xii) change the state of its organization without thirty (30) days prior written notice to the Agent, accompanied by such evidence of actions to be taken as shall be necessary to continue the perfection of the Lien on the portion of the Collateral pledged by it to the extent required hereunder; or

(xiii) issue any bonds, notes or other obligations other than the Notes; or

(xiv) enter into or be a party to any agreement or instrument (other than the Transaction Documents entered into on or before the Restatement Date (and any amendments thereto permitted hereunder) and such Co-Issuer's Organizational Documents (and any amendments thereto permitted hereunder)), including any Third Party License, without the written consent of the Agent; provided, however, that such consent of the Agent shall not be required for any Co-Issuer to enter into (i) any Licenses with Obligors and Preferred Vendor Agreements (so long as such Preferred Vendor Agreements impose no obligations whatsoever on such Co-Issuer), in each case, entered into in the ordinary course of business and in accordance with the normal policies and procedures of such Co-Issuer or (ii) any agreement providing for the Disposition of any Assets permitted by Section 11.7 hereof that does not include any material liabilities of such Co-Issuer or breach any other provision of the Security Agreement; provided, further, that such consent of the Agent shall not be required for

GAC Manufacturing, LLC to enter into any reasonable agreement or instrument in connection with the purchase of goods and raw materials in the ordinary course of GAC Manufacturing, LLC's business; or

(xv) have any employees; or

(xvi) establish, sponsor, maintain, contribute to or incur any obligation to fund or contribute to any NexCen Entity Plan. Within five (5) days of becoming aware of the occurrence of an ERISA Event, the applicable Co-Issuer shall provide the Agent with written notice of the same; or

(xvii) be party to any Vendor Supply Arrangement.

(b) The Issuer shall not:

(i) sell, lease or otherwise transfer any of the Collateral other than pursuant to Licenses in the ordinary course of business and as otherwise expressly permitted under Article XI hereof; or

(ii) use any dividends received from any Co-Issuer or any other amounts from any sources other than, prior to a Default or an Event of Default, dividending funds to its parent to be used for any purpose in the ordinary course of its parent's business. Upon the occurrence and continuance of Default or an Event of Default, such disbursements shall be made only as consented to in writing by the Agent; or

(iii) (a) voluntarily institute, or consent to the institution of, bankruptcy or insolvency proceedings, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer, or any substantial part of its assets, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action; or (b) consolidate, merge, dissolve or liquidate, in whole or in part; or

(iv) commingle its funds or assets with those of any other Person; or

(v) except for Indebtedness, Obligor Rebate Amounts and Franchise Fee Refunds as may be expressly permitted under or as is created by the Security Agreement, incur, assume or guaranty any material indebtedness, material liabilities or material obligations of any nature (other than any deferred income in accordance with GAAP), whether liquidated, unliquidated, accrued, absolute, contingent or

otherwise, except for (i) those arising under the Transaction Documents, (ii) those that are set forth in Schedule VII with respect to the Issuer on the Restatement Date, (iii) state and local tax liabilities incurred in the ordinary course of business, (iv) obligations under Material Contracts entered into in accordance herewith, (v) insurance policies entered into in accordance with its customary practices and policies and (vi) such indebtedness, liabilities, obligations, Obligor Rebate Amounts and Franchise Fee Refunds as has been approved by the Agent; or

(vi) make any capital expenditures other than as included in, and subject to any cap related to, permitted and reimbursable Operating Expenses, without receiving prior written approval thereof by the Agent; or

(vii) create or acquire any subsidiaries that do not become Co-Issuers hereunder other than any Support Fund or with respect to SB Holdings, any Shoe Box Entity; or

(viii) except in accordance with Article XI, (a) with respect to the portion of the Collateral pledged by it, permit the validity or effectiveness of the Security Agreement to be impaired, or permit the Security Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Collateral, in each case, other than with respect to Permitted Encumbrances in the ordinary course of business or as otherwise may be expressly permitted hereby, provided, however, such release, individually or together with such other releases, shall not result in a Material Adverse Change, (b) permit any lien, charge, security interest, mortgage or other encumbrances, other than Permitted Encumbrances to be created on or extended to or otherwise arise upon or burden such portion of the Collateral or any part thereof or any interest therein or the proceeds thereof; or

(ix) claim any credit on, or make any deduction from, the principal or interest payable in respect of any Notes by reason of the payment of any taxes levied or assessed upon the portion of the Collateral pledged by it; or

(x) amend (a) any provisions of its Organizational Documents, (b) any Transaction Document, (c) any Covered Material Contract (including all payment terms and arrangements supporting payment) in any material respect that is adverse to, or could reasonably be expected to be, individually or in the aggregate, adverse to, such Co-Issuer or the Agent or (d) any other Material Contract, without, in each case, receiving prior written approval

thereof by the Agent, *except*, with respect to clause (d) of this Section 12.04(b)(x), the consent of the Agent shall not be required for any amendments and renewals of any Licenses with Obligors or Preferred Vendor Agreements (so long as such amendments or renewals of Preferred Vendor Agreements create or impose no obligations whatsoever on such Issuer) or such other Material Contracts which, in each case, are entered into in the ordinary course of business and in accordance with the normal policies and procedures of the Issuer and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; or

(xi) own any assets or property, including any interest in real estate, other than equity interests in the Co-Issuers, and equity interests in any Support Funds; or

(xii) change the state of its organization without thirty (30) days prior written notice to the Agent, accompanied by such evidence of actions to be taken as shall be necessary to continue the perfection of the Lien on the portion of the Collateral pledged by it to the extent required hereunder; or

(xiii) issue any bonds, notes or other obligations other than the Notes or as expressly permitted in accordance with Section 11.7; or

(xiv) be party to or otherwise incur liability in respect of any sale agreements or similar arrangements, other than with respect to (i) the purchase of TAF under the Asset Purchase Agreement or (ii) any agreement providing for the Disposition of any Assets permitted by Section 11.7 hereof that does not include any material liabilities for the Issuer or breach any other provision of the Security Agreement; or

(xv) enter into or be a party to (or permit any Support Fund to enter into or be a party to) any agreement or instrument without the written consent of the Agent other than (i) any Transaction Document entered into on or before the Restatement Date (and any amendments thereto permitted hereunder) and such Issuer's or such Co-Issuer's Organizational Documents (and any amendments thereunto permitted hereunder); or (ii) any agreement providing for the Disposition of any Assets permitted by Section 11.7 hereof that does not include any material liabilities for the Issuer or breach any other provision of the Security Agreement; provided, however, that such consent of the Agent shall not be required for the Support Fund to enter into any agreements entered into in accordance with the normal policies and procedures of the Support Fund; or

(xvi) have any employees; or

(xvii) establish, sponsor, maintain, contribute to or incur any obligation to fund or contribute to any NexCen Entity Plan. Within five (5) days of becoming aware of the occurrence of an ERISA Event, the Issuer shall provide the Agent with written notice of the same; or

(xviii) be party to any Vendor Supply Arrangement that would impose any liability or obligations on the Issuer whatsoever without the prior written consent of the Agent (such consent not to be unreasonably withheld), unless such liability or obligation is the application of funds that the related counterparty provided in full in accordance with such Vendor Supply Arrangement.

(c) NexCen Brands will not cause or permit the Issuer or any Co-Issuer to take any of the actions described in clause (a) or (b) above.

Section 12.5 Inspection and Audits

(a) On a monthly basis and from time to time and at any time deemed necessary in any Noteholder's or Agent's sole discretion, each Manager, NexCen Brands, the Issuer and each Co-Issuer shall permit the Agent (or its agent or representative, including Agent's Professionals and Consultants) during regular business hours, without charge and at the sole cost and expense of NexCen Brands and its Affiliates (provided that so long as no Event of Default has occurred that has not been waived, such costs and expenses shall not exceed $500,000 per year): (i) to examine, audit and make copies of and abstracts from any books and records (financial and corporate) of any Manager, NexCen Brands, the Issuer or any Co-Issuer, and (ii) to visit the offices and properties of any Manager, NexCen Brands, the Issuer or any Co-Issuer for the purpose of reviewing and examining such books and records and discussing matters relating thereto, the Collateral and to the performance of any Manager, NexCen Brands, the Issuer or any Co-Issuer under the Security Agreement and the other Transaction Documents with any of the officers, other employees or directors of any such person having knowledge of such matters or with any Manager's, NexCen Brands', the Issuer's and such Co-Issuer's outside auditors. Each NexCen Entity party hereto agrees to fully cooperate, and cause its Affiliates to cooperate, with each such audit or request.

(b) Within sixty (60) days of each calendar year-end, a Valuation Report for such calendar year shall be submitted to the Agent and the Agent shall inform the Issuer and each Co-Issuer of the Valuation amounts in such report of purposes of calculating the ratio of Outstanding Note Balance to Valuation as of December 31 of each calendar year. The Valuation Report shall be issued at the sole cost and expense of the Issuer and Co-Issuers. The Issuer, each Co-Issuer, each Manager, NexCen Brands and each of its Affiliates agrees to fully cooperate with the preparation of, and all information requests, if any, related to the preparation of, each Valuation Report.

Section 12.6 Limited Purpose

Neither the Issuer nor any Co-Issuer shall engage, and have not engaged (with respect to any Co-Issuer, to the best of the Issuer's, or any of its Managers', knowledge), in any business other than the transactions permitted by its Organizational Documents (as in effect from time to time).

Section 12.7 Co-Issuers Ownership

Each Co-Issuer agrees that its books and records will reflect its ownership of the portion of the Collateral pledged by it, subject to Permitted Encumbrances.

Section 12.8 Enforcement of Transaction Documents

The Issuer and each Co-Issuer shall take all actions necessary, and diligently pursue all remedies available to it, to enforce the obligations of each other party to any Transaction Document, License or Material Contract to secure its and the Agent's rights thereunder, and to maximize the value of the Collateral, except where the failure to take such action, pursue such remedy or so enforce with respect to any such agreement (other than the Transaction Documents or any material term (including any payment term or arrangement supporting payment) of any Covered Material Contract) is in accordance with such Person's customary policies and procedures and would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change.

Section 12.9 Representations and Warranties

Each Co-Issuer, as of the Restatement Date and each Payment Date, and, to the extent applicable, the Issuer and NexCen Brands as of the Restatement Date and each Payment Date, hereby represents and warrants the following to the other parties hereto and the other Indemnified Parties:

(a) Except for any Permitted Encumbrances, the Issuer and each Co-Issuer is the owner of, and has good title to, its portion of all of the Collateral, free of Liens; the Issuer and each Co-Issuer has not assigned any interest or participation in any Collateral; and the Issuer and each Co-Issuer has full right to Grant such Collateral to the Agent for the benefit of the Noteholders of the Notes, any counterparty under a Hedge Agreement and each Indemnified Party, except as expressly permitted in the Security Deed for the Co-Issuer party thereto.

(b) Each Co-Issuer, by executing and delivering to the Agent a Security Agreement Supplement, will be deemed to have Granted a security interest in all of its right, title, and interest in its Collateral to the Agent for the benefit of the Noteholders, any counterparty under a Hedge Agreement and each Indemnified Party.

(c) The Notes have not been registered under the Securities Act nor pursuant to the securities or blue sky laws of any State.

(d) Each Co-Issuer and the Issuer is not, and has never been (with respect to any Co-Issuer, to the best of the Issuer's, or any of the Managers', knowledge), an "investment company" within the meaning of the Investment Company Act.

(e) Each Co-Issuer and the Issuer is not, and has never been (with respect to any Co-Issuer, to the best of the Issuer's, or any of the Managers', knowledge), a debtor in a bankruptcy case.

(f) Each Co-Issuer and the Issuer has timely filed all tax returns (federal, state and local) which are required to be filed and has paid all taxes related thereto. There has been no waiver of any statutes of limitation in respect of taxes or agreement to any extension of time with respect to a tax assessment or deficiency of any of the Issuer, each of the Co-Issuers or any Support Fund; there is no, and has never been any, material claim, audit, action, suit or proceeding against or with respect to any of the Issuer, any Co-Issuer or any Support Fund in respect of any tax; none of the Issuer, any Co-Issuer or any Support Fund has received from any taxing authority any formal or informal (x) notice indicating an intent to open an audit or other review, (y) request for information related to tax matters or (z) notice of deficiency or proposed adjustment for any amount of tax proposed, asserted, or assessed by any taxing authority against any of the Issuer, any Co-Issuer or any Support Fund.

(g) The Agent has a perfected first priority security interest in each item of Collateral, free from any Lien, security interest encumbrance or other right, title or interest of any Person, other than Permitted Encumbrances and other than to the extent the failure to perfect such Lien in certain Trademarks and registered Copyrights is expressly permitted under Section 12.3.

(h) The Issuer has its chief executive office at 1330 Avenue of the Americas, New York, N.Y. 10019 and each Co-Issuer has its chief executive office as provided in the related Security Agreement Supplement or as otherwise provided in written notice to the Agent in accordance with the Transaction Documents.

(i) NexCen Brands, the Issuer and each Co-Issuer, (i) is an entity, duly organized, validly existing in good standing under the laws of the state of its formation or incorporation, as the case may be, (ii) has, and since its formation has had, requisite power and authority and all licenses and permits to own and operate its properties to carry on its business as now conducted, and, as applicable, to enter into and perform its obligations under each Transaction Document to which it is a party and the transactions contemplated thereby, including, the issuance and sale of each Note and the performance of its obligations thereunder; and (iii) has been duly qualified and is authorized to do business and, if applicable, is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction where the failure to be so qualified would result in a Material Adverse Change. Set forth on Schedule VII to each Security Agreement Supplement is a list of each state which the applicable Co-Issuer is organized under and qualified to do business in on the Restatement Date.

(j) None of the Issuer, any Co-Issuer or any Support Fund has any material liabilities, material obligations or material indebtedness of any nature (other than any deferred

income in accordance with GAAP), whether liquidated, unliquidated, accrued, absolute, contingent or otherwise, except for (i) those arising under the Transaction Documents, (ii) those that are set forth in Schedule VII with respect to the Issuer and the applicable schedule to the Security Agreement Supplement with respect to each Co-Issuer and the related Support Fund, if any, on the Restatement Date, (iii) state and local tax liabilities incurred in the ordinary course of business, (iv) obligations under Material Contracts entered into in accordance herewith, (v) insurance policies entered into in accordance with its customary practices and policies, (vi) such other indebtedness, liabilities or obligations as has been approved by the Agent and (vii) such Obligor Rebate Amounts and Franchise Fee Refunds as have been incurred in the ordinary course of business and in accordance with the normal policies and procedures of such Co-Issuer under a License permitted by Section 12.4(a)(xiv)(i) and have been disclosed to the Agent .

(k) Neither the Issuer, any Co-Issuer nor any Support Fund has, or has ever had, any employees.

(l) ERISA. No Benefit Plan maintained by NexCen Brands, the Issuer, any Co-Issuer, any Support Fund or any of its respective ERISA Affiliates has any "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived. The Issuer, each Co-Issuer, each Support Fund and each of its ERISA Affiliates is in material compliance with all legal requirements under ERISA or other Laws relating to Benefit Plans to the extent applicable, and no event under any such Benefit Plan has occurred that could reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of the Issuer, any Co-Issuer, or any Support Fund, or any of the Collateral, or the payment of any material amount to avoid such Lien.

(m) Solvency. Neither as a result of the transactions contemplated by the Security Agreement or any other Transaction Document, nor immediately before or after such transactions, will NexCen Brands, the Issuer or any Co-Issuer be insolvent or have unreasonably small capital with which to conduct its business. None of the transactions contemplated by the Security Agreement or other Transaction Documents are being undertaken with the intention to delay, hinder or defraud any of the Issuer's or any Co-Issuer's known or anticipated creditors (including any Indemnified Party).

(n) Organizational Records. The books of account, minute books and other records of NexCen Brands, the Issuer, each Co-Issuer and each Support Fund heretofore made available to the Agent show all corporate or other organizational action, as applicable, taken by the directors, managers, members and shareholders, as applicable, of NexCen Brands, the Issuer, each Co-Issuer and each Support Fund (including action taken by consent without a meeting), and no such meeting has been held or material corporate action has been taken for which minutes or other appropriate record have not been prepared and are not contained in such minute books.

(o) Each Transaction Document (other than the Notes) to which NexCen Brands, the Issuer or any Co-Issuer is a party and the transactions contemplated thereby have been duly authorized and, when executed and delivered by NexCen Brands, the Issuer or such Co-Issuer, as applicable, will constitute valid, binding and enforceable obligations of the Issuer and such Co-Issuer, as applicable, in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting

the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Issuer or any Co-Issuer and to general principles of equity.

(p) (i) Except as specifically waived in the Waiver and Release Agreement and thereafter (ii) other than as disclosed to the Agent in writing, no event has occurred and is continuing that constitutes a Default or an Event of Default under, and as defined in, the Security Agreement or any other Transaction Document. Neither the execution and delivery of any Transaction Document by NexCen Brands, the Issuer or any Co-Issuer, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents (i) conflicts with or results in any breach or violation of (a) any provision of the Organizational Documents of NexCen Brands, the Issuer or any Co-Issuer, or (b) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer or any Co-Issuer, or any of their respective properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Issuer or any Co-Issuer in any material respect; or (ii) constitutes a default by NexCen Brands, the Issuer or any Co-Issuer under or a breach of any contract, agreement, mortgage or other instrument to which it is a party or by which it or any of its properties are or may be bound or affected or (iii) results in the creation or imposition of any Lien upon any of the properties or assets of NexCen Brands, the Issuer or any Co-Issuer pursuant to the terms of any mortgage, deed of trust, contract, agreement, charter instrument, by-law or other instrument, other than Permitted Encumbrances.

(q) Each Note has been duly and validly authorized by the Issuer and the related Note Co-Issuers and, when duly and validly executed in accordance with the Security Agreement, will be validly issued and outstanding and entitled to the benefits of the Security Agreement and will constitute a valid and legally binding obligation of the Issuer and the related Note Co-Issuers, enforceable against the related Note Co-Issuers in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Issuer and the related Note Co-Issuers, as applicable, and to general principles of equity.

(r) The Issuer and each Co-Issuer had at all relevant times and now has full power and authority to own, and has full power and authority to Grant, the Collateral and has duly authorized such Grant by all necessary action, and does not require any member approval, or approval or consent of any trustee or holders of any Indebtedness or obligations of the Issuer or any Co-Issuer other than such as have been obtained.

(s) Except as disclosed in any Schedule to the Security Agreement or any Security Agreement Supplement delivered on the Restatement Date, there is no, and has never been any pending action, suit, proceeding or investigation, including any such proceeding or investigation resulting from the ownership or use of any of the Collateral, against or affecting the Issuer, any Co-Issuer or any Support Fund before any administrative agency, arbitrator or governmental body or, to the best knowledge of NexCen Brands, the Issuer, any Co-Issuer or any Support Fund, any threatened action or proceeding, including any such proceeding or investigation resulting from the ownership or use of any of the Collateral, against or affecting NexCen Brands, the Issuer, any Co-Issuer or any Support Fund before any of the foregoing

which, if decided adversely to NexCen Brands, the Issuer or any Co-Issuer or the Support Fund, would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change, except, in each case, as set forth in Schedule V hereto with respect to the Issuer and NexCen Brands and Schedule V to each Security Agreement Supplement with respect to a Co-Issuer or any Support Fund. None of the Issuer, any Co-Issuer and any Support Fund is subject to, and has never been subject to, any order of any court, governmental authority or agency or arbitration board of tribunal that would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change or would constitute or result in a Default or Event of Default hereunder.

(t) No consent, approval, authorization, order of, or filing, registration, application with any court or other governmental authority in respect of NexCen Brands, the Issuer or any Co-Issuer is necessary or required under the law of the United States or any state within the United States (or other Covered Jurisdictions in the case of filings to perfect the Lien of the Security Agreement) in connection with the authorization, execution, delivery or performance by NexCen Brands, the Issuer or any Co-Issuer of the Security Agreement or any other Transaction Document to which it is a party or any of the other documents or transactions contemplated thereby, including the pledge of the Collateral to the Agent, the servicing of the Collateral, or the offer, issue, sale, delivery or performance of the Notes, other than (i) that consent, approval, authorization, order, filing, registration or qualification which has been, or will be promptly, made or obtained in the United States (or the other Covered Jurisdictions in the case of filings to perfect the Lien of the Security Agreement) or (ii) as expressly permitted in the Registration Rights Agreements, filing and approvals in connection therewith; provided that no representation is made with respect to filings of qualifications under the "Blue Sky" laws of the various states within the United States.

(u) None of the transactions contemplated herein or any Transaction Document (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities Exchange Act, or any regulations thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Neither the Issuer nor any Co-Issuer owns or intends to carry or purchase, and no proceeds from the sale of the Notes will be used by the Issuer or any Co-Issuer to purchase, any "margin stock" within the meaning of said Regulation U.

(v) Payments after the Closing Date. Other than the Obligor Rebate Amounts, no monies or other contingent compensation shall be payable by any of the Issuer or any Co-Issuer to any Person with respect to any exploitation of the Collateral which occurred prior to the date of this representation.

(w) Advances. No advances or other charges received by any of the Issuer, any Co-Issuer or any Support Fund in connection with the Collateral remain recoupable at any time from and after the date hereof from any Collections earned at any time either before or after the date of the Security Agreement, other than permitted Obligor Rebate Amounts and Franchise Fee Refunds.

(x) Each Co-Issuer covenants and agrees that all Collections which it is entitled to receive shall be paid directly by the applicable Obligor to the appropriate Co-Issuer Collection Account or Co-Issuer Lockbox Account.

(y) None of NexCen Brands, the Issuer nor any Co-Issuer is a party to any contract or agreement, or subject to any charter or other legal restriction, which materially and adversely affects its business as contemplated in the Transaction Documents or its performance thereof. Neither the Issuer nor any Co-Issuer has agreed to cause or permit in the future (upon the happening of a contingency or otherwise) any of its properties or any of the Collateral, other than as otherwise set forth in the Security Agreement, whether now owned or hereafter acquired, to be subject to a Lien other than Permitted Encumbrances.

(z) None of NexCen Brands, the Issuer nor any Co-Issuer intends to treat the Notes and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the any Co-Issuer determines to take any action inconsistent with such intention, it will promptly notify the Noteholders hereof. If NexCen Brands, the Issuer or any Co-Issuer so notifies the Noteholders, such Issuer or Co-Issuer, as applicable, acknowledges that one or more of the Noteholders may treat its Notes as part of a transaction that is subject to Treasury Regulations 301.6112-1, and that such Noteholder or Noteholders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

(aa) None of NexCen Brands, the Issuer nor any Co-Issuer is (i) a country, territory, organization, person or entity name on an OFAC list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering ("FATF"), or whose subscription funds are transferred from or through such a jurisdiction; (iii) a "Foreign Shell Lender" within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a Person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering.

(bb) Corporate Structure. The Issuer is a wholly owned subsidiary of NexCen Brands, and each Co-Issuer (other than BBI and BBJ) and Support Fund is a wholly owned subsidiary of the Issuer or a related Co-Issuer (which Co-Issuer is then in turn a wholly owned subsidiary of the issuer). Other than BBJ, PT Franchising, LLC, PM Franchising, LLC, Maggie Moo's Franchising, LLC, Mable Slab Franchising, LLC, GAC Franchising, LLC and each Shoe Box Entity, there are no corporations, partnerships, limited liability companies, joint ventures or other business entities in which the Issuer, any Co-Issuer or any Support Fund owns, of record or beneficially, a direct or indirect equity interest or any right, contingent or otherwise, to acquire the same, except that certain Co-Issuers that hold certain intellectual property may own the related Co-Issuer involved in franchising and/or licensing such intellectual property. BBJ represents and warrants that it shall not admit additional members, other than permitted transferees of existing members pursuant to the terms of BBJ's operating agreement, or issue

additional units other than the sale of the DEH Repurchase Option Interest to DEH to the extent required by, and in accordance with, Section 4 of the Transfer Agreement.

(cc) Since the Restatement Date, there has not been any Material Adverse Change.

(dd) Other than to the extent expressly permitted under Section 12.3 with respect to certain Trademarks, the Issuer, each Co-Issuer and each Support Fund, as applicable, have good and marketable title to, or in the case of leased assets, valid leasehold interest in their respective items included in the Assets and all other tangible and intangible assets, used or that may be useful in, or otherwise relating to, the business of each Issuer, each Co-Issuer and each Support Fund, as applicable, free and clear of any Liens other than Permitted Encumbrances.

(ee) None of the Issuer, any Co-Issuer or any Support Fund owns any interest in real property, other than the Real Property which is owned by GAC Manufacturing, LLC.

(ff) None of the Issuer, any Co-Issuer, NexCen Brands, any Manager or any Support Fund, as applicable, is, and has never been, in violation of, any Law, regulation or order or any other requirement of any Governmental Authority applicable to such entity, to any of its respective assets or properties, or to the conduct of its respective business including any franchise or similar laws; and none of the Issuer, Co-Issuers or a Support Fund is, or has ever been (with respect to any Co-Issuer or any Support Fund, to the best of the Issuer's, or any Managers', knowledge), under investigation with respect to any violation of any Applicable Law, regulation, order or requirement relating to any of the foregoing in connection with its respective business, and that in the case of any of the foregoing, only with respect to NexCen Brands, would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change, except in each case, as set forth in Schedule VIII hereto.

(gg) There does not currently exist, nor has there existed at any time since its respective formation (with respect to any Co-Issuer or any Support Fund, to the best of the Issuer's, or any Managers', knowledge), any threatened in writing or actual material dispute between the Issuer, each of the Co-Issuers, any Support Fund, any Manager and NexCen Brands, as applicable, and any of its respective outside accountants, auditors or other financial advisors.

(hh) None of NexCen Brands, the Issuer, any of the Co-Issuers or any Support Fund, as applicable, or any of the officers, agents and Affiliates of the Issuer, any of the Co-Issuers or any Support Fund, as applicable, nor any Person acting on behalf of any of them, have made and illegal or improper payment to, or provided any illegal or improper benefit or inducement for, any governmental official, union official, supplier, customer, union or other Person, in an attempt to influence any such Person to take or to refrain from taking any action relating to NexCen Brands, the Issuer, any of the Co-Issuers or any Support Fund, as applicable, or the business of NexCen Brands, the Issuer, any of the Co-Issuers or any Support Fund, as applicable, or to engage in any action by or on behalf of any of them in any way or paid any bribe, payoff, influence payment, kickback or other unlawful payment. None of NexCen Brands, the Issuer, any of the Co-Issuers or any Support Fund, as applicable, or any of the officers, agents and Affiliates of NexCen Brands, the Issuer, and of the Co-Issuers or any Support Fund, as applicable, or any Person acting on behalf of any of them, have taken any action that violates

the Foreign Corrupt Practices Act. The Issuer, NexCen Brands, each of the Co-Issuers or any Support Fund, as applicable, (a) has at all times been in compliance with all Applicable Laws in all material respects and (b) none of them has, directly or indirectly, sold products to or performed any services on behalf of any country where such sale of products or provision of services is prohibited by OFAC, the Department of Treasury or other U.S. governmental authority.

(ii) Attached hereto as Schedule II is a true and complete list of the name of each bank, savings and loan, or other financial institution in which the Issuer has an account, and the account numbers and names of all persons authorized to draw thereon or having access thereto as of the Restatement Date.

(jj) Set forth on Schedule III is a description of each of the contracts to which the Issuer is a party on the Restatement Date (the "Issuer's Material Contracts"). Set forth in the applicable Security Agreement Supplement is a description of each of the Material Contracts to which each Co-Issuer is a party on the Restatement Date. The Issuer, each Co-Issuer and each Support Fund have made available to the Agent copies of each of the Material Contracts and all amendments thereto to the extent required by and in accordance with Section 12.10(gg). No condition exists or has occurred which, with the giving of notice or the lapse of time, or both, would constitute a default or breach by (i) the Issuer, any Co-Issuer or any Support Fund under any Transaction Document or any Material Contract in any material respect, and (ii) to the Issuer's, any Co-Issuers' or any Support Fund's knowledge, any counterparty (A) of any material term (including any payment term or arrangement supporting payment) of any Covered Material Contract, except with respect to the DLH License Agreement or the Blue Mountain License Agreement to the extent expressly waived, and only for the period waived, in the Waiver and Release Agreement or (B) of any term of any Material Contract other than a breach or default that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Each Material Contract is a valid and binding legal obligation of the Issuer, Co-Issuer or Support Fund, and each counterparty thereto (to the best knowledge of the Issuer and Co-Issuers) as applicable, in accordance with their terms, except that the enforceability of such contracts and agreements may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and (B) equitable principles which may limit the availability of certain equitable remedies (such as specific performance), except where such failure to be a valid and binding legal obligation with respect to (x) any Covered Material Contract does not relate to any material term (including any payment term or arrangement supporting payment) thereof or (y) any term of any Material Contract would not, individually or in the aggregate, reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change.

(kk) The Issuer, each of the Co-Issuers and any Support Fund, as applicable, has taken, or caused to be taken, all appropriate actions in accordance with all applicable requirements of Law with respect to the Licenses, and in accordance with the terms of the Licenses to ensure (i) ownership of the Licenses by the applicable Co-Issuer and (ii) that the consummation of the transactions contemplated hereby will not alter or impair any of the Licenses or the ability of any of the Co-Issuers or any Support Fund, as applicable, to continue to do business in the same way as prior to the Closing Date, the applicable Funding Date and the Restatement Date. As of the Restatement Date, each of the Licenses (including any Material

License Agreement) are valid, legal and binding, and in full force and effect, following consummation of the transactions contemplated hereby, except where the failure to be a valid and binding legal obligation solely with respect to Material Contracts other than Covered Material Contracts that would not reasonably be expected to result in a Material Adverse Change.

(ll) The factual assumptions identified in the opinion letter delivered by Baker & McKenzie LLP or Kirkland & Ellis LLP, or the facts certified to in any officer's certificate delivered in connection therewith, on the Restatement Date or on any Funding Date, as applicable, with respect to certain bankruptcy matters are true and accurate with respect to NexCen Brands, the Issuer and the Co-Issuer identified therein.

(mm) The representations, warranties and statements of fact contained in the Security Agreement and the other Transaction Documents and each report, statement or other written information (including any Manager Report) furnished by or on behalf of NexCen Brands, the Issuer, any Manager, any Co-Issuer or any Support Fund, as applicable, to the Agent or any Noteholder are complete, true and correct in all material respects as and when made. To the Issuer's, NexCen Brands', any of the Co-Issuers' and any Support Fund's knowledge, as applicable, there is no fact that has specific application to any of them (other than general economic or industry conditions) that could result in a Material Adverse Change. This representation shall not be affected by any investigation made by or on behalf of the Agent.

(nn) Each of the post closing conditions set forth on Schedule IX hereto have been completed as of the Restatement Date.

(oo) Each of the Issuer and each Co-Issuer has the benefit of such Preferred Vendor Agreements as are reasonably necessary or prudent to conduct the business of such Issuer or Co-Issuer.

(pp) All Licenses entered into by any of the Co-Issuers contain terms that are reasonable and are consistent with prudent business practices and the customary policies and procedures of NexCen Brands and its Affiliates.

Section 12.10 Certain Covenants

(a) The Issuer, each Co-Issuer and NexCen Brands agree, in addition to any other rights in any Transaction Document, that the Agent or any Person, designated in writing by the Agent may, upon reasonable prior written notice, consult with proper officials of the Issuer, such Co-Issuer or NexBrands at such times during normal business hours and as often as such Person may reasonably request regarding the performance of the Issuer's and such Co-Issuer's covenants and agreements contained in the Security Agreement or any of the Transaction Documents to which they are a party.

(b) The Issuer, each Co-Issuer and NexCen Brands will, and the Issuer shall cause each Co-Issuer, Manager and Support Fund to, comply in all material respects with all requirements of Law applicable to NexCen Brands, the Issuer, such Co-Issuer and Support Fund.

(c) The Issuer, each Co-Issuer and NexCen Brands agree to furnish the Noteholders copies of each of the Transaction Documents and any documents to be furnished pursuant to the terms of the Transaction Documents and such other information and documents relating to the Notes and the Collateral as the Agent may reasonably request.

(d) NexCen Brands, the Issuer and each Co-Issuer shall, jointly and severally, pay all fees and out-of-pocket disbursements incurred by the Agent, any Noteholder or any other Indemnified Party, including with respect to the Agent's Professionals and Consultants, in any way arising from or in connection with the Security Agreement or the Transaction Documents, or the maintenance or review thereof, or the performance of the terms thereof by any Party thereto including the fees of legal counsel for the Agent for the preparation, examination and approval of documents in connection with the drafting of the Security Agreement and any amendment, amendment and restatement or other modification thereto or waiver thereunder, or relating to the administration or enforcement of the Security Agreement or any of the Transaction Documents and the fees and expenses of any of its agents or consultants or in connection with any audit or Valuation described in Section 12.5. All of these expenses and fees shall be part of the Secured Obligations. Without limiting the generality of the foregoing, the Agent's willingness, upon the effectiveness of this Agreement, to accept payment of such fees and expenses pursuant to the priority of payments set forth in Sections 11.7, 14.1(a), and 14.1(e) shall in no manner limit or condition any recourse to any of NexCen Brands, the Issuer or any Co-Issuer for the full amount of such fees and expenses (including Agent's Professionals and Consultants Fees).

(e) NexCen Brands, the Issuer and each Co-Issuer shall, jointly and severally, pay to the Agent the Letter of Credit Fee and any other amounts that are payable by the Agent in any capacity under or in connection with the Letter of Credit, the issuance thereof or any reimbursement agreement or similar agreement entered into in connection therewith.

(f) Each Co-Issuer will promptly (and in any event no less frequently than once per calendar quarter) update the Schedule of Assets attached as Schedule II to the related Security Agreement Supplement, including a description of and required information pertaining to each separate and identifiable Asset in which such Co-Issuer has ownership rights but which was not previously listed thereon.

(g) Each Co-Issuer will promptly (and in any event no less frequently than once per calendar quarter) following the acquisition of an Asset or upon the loss or Disposition of an Asset by such Co-Issuer, update the schedules and exhibits attached to the Transaction Documents, with copies to the Agent.

(h) NexCen Brands, the Issuer and each Co-Issuer shall, and shall cause each Manager and each Support Fund to comply with the terms and provisions of its respective Organizational Documents and will not take, and will not permit any Manager or Support Fund to take, any action which it is prohibited from taking under its respective Organizational Documents.

(i) The Issuer and each Co-Issuer will maintain, and will cause each Manager to maintain, or be a subject insured party under, insurance of the type that is customarily

maintained by business entities of the same type and scale as the Issuer or such Co-Issuer or such Manager, as applicable, as the case may be. All such insurance is primary coverage and all premiums therefore due have been paid in full. Schedule I sets forth an accurate and complete list of all certificates of insurance, binders for insurance policies and insurance maintained by the Issuer or under which the Issuer is the beneficiary of coverage. The Issuer and each Co-Issuer shall (and shall cause each Support Fund to) maintain, or cause any Manager to maintain, with financially sound insurers with an S&P Credit Rating of not less than "BBB-" and with a claims-paying ability rated not less than "A:VIII" by A.M. Best's Key Rating Guide, insurance coverages customary for business operations of the type conducted in respect to the transactions contemplated by the Transaction Documents and the Collateral held or maintained by it. The Issuer and each Co-Issuer shall annually provide to the Agent evidence reasonably satisfactory to the Agent (which may be by cover note) that the insurance required to be maintained by each such Co-Issuer, the Issuer and each Support Fund hereunder is in full force and effect, by not later than December 31 of each calendar year. Each Co-Issuer and the Issuer shall notify provide written notice to the Agent within five (5) Business Days of knowledge thereof, of any default, breach or condition which with the giving of notice or lapse of time, would constitute a default or breach, of any insurance policy.

(j) For so long as any of the Notes remain Outstanding, neither the Issuer nor any Co-Issuer will, or will permit any Manager to, (x) merge or consolidate with or into any other entity or engage in any other business combination with any other entity or (y) sell or transfer all or substantially all of its assets other than as expressly permitted by the Transaction Documents.

(k) The Issuer and each Co-Issuer shall notify the Agent of any litigation in which the Issuer, such Co-Issuer, any Support Fund, any Manager, NexCen Brands or any Shoe Box Entity, as the case may be, is a party and which could reasonably be expected to result in a Material Adverse Change or a liability of any amount in the case of the Issuer, any Co-Issuer or any Shoe Box Entity, an amount of $125,000 or greater with respect to any Manager or an amount of $500,000 or greater with respect to NexCen Brands, promptly, but in any event no later than three (3) Business Days, upon the Issuer's or such Co-Issuer's receipt of notice of the filing of or knowledge of such litigation, in writing by delivery by a reputable courier service or by registered mail (return receipt requested), all charges prepaid.

(l) The Issuer, each Co-Issuer and NexCen Brands shall, and shall cause each Manager to, notify the Agent of the occurrence of (i) any Default, Event of Default or Manager Termination Event or (ii) any event or condition, with the giving of notice or the lapse of time, or both, would constitute a material default or material breach by any party to any Material Contract under such Material Contract, to which, in each case, the Issuer, any Co-Issuer, any Manager or NexCen Brands has received notice of, or otherwise has knowledge of, promptly, but in any event no later than two (2) Business Days, and which solely in the case of *clause (ii)* and only with respect to Material Contracts which are not Covered Material Contracts could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(m) NexCen Brands, the Issuer and each Co-Issuer shall execute and deliver to the Agent, and cause each Manager to deliver, all such documents and instruments and do all such other acts and things as may be necessary or reasonably required by the Agent to enable the

Agent to exercise and enforce their respective rights under the Transaction Documents, and record and file and rerecord and refile all such documents and instruments, at such time or times, in such manner and at such place or places, all as may be necessary or required by the Agent to validate, preserve, perfect and protect the position of the Agent under the Security Agreement provided no such action shall be inconsistent with the Security Agreement or contrary to instructions of the Agent.

(n) The Issuer shall enter into a Hedge Agreement, in form and substance satisfactory to the Agent, in its sole and absolute discretion, within ten (10) Business Days of receipt of notice from the Agent (i) indicating that LIBOR for Interest Periods of one month exceeds 3.50% and (ii) requesting the entering into such a hedge agreement.

(o) NexCen Brands, the Issuer and each Co-Issuer acknowledge and agree to use their collective best efforts to sell the Assets and/or equity interests, related to each of the BBI Notes and Waverly Notes (including the BBI Entities and Waverly) for a commercially reasonable price (determined with respect to existing circumstances) by December 31, 2008, in the case of the Waverly Notes (and Waverly), and by January 31, 2009, in the case of the BBI Notes (and the BBI Entities), and to exit the business of the Brand Subsidiary Borrowers. All formal bids received in writing related to such sales shall be promptly provided to each Noteholder and the Agent and, to the extent that such a bid, if accepted, will not result in Net Proceeds in an amount sufficient to pay the related Brand Notes, and all accrued and unpaid interest thereon, in full or does not represent the highest and best bid received by the Issuer and the related Co-Issuers, then NexCen Brands, the Issuer and each Co-Issuer must receive the prior written consent of the Agent and the Noteholders prior to accepting any such bid or otherwise effecting such a sale.

(p) The Issuer, each Co-Issuer and NexCen Brands shall, and shall cause each Manager to, cooperate in the Agent's assumption of exclusive control of any Co-Issuer Collection Accounts, Co-Issuer Lockbox Account, Co-Issuer Prepaid Royalty Account, Issuer Collection Account, Held Collections Account or any other account included in the Collateral as and when contemplated by any Transaction Document by control agreement or similar agreement, in form and substance reasonably satisfactory to the Agent, related to any such account.

(q) The Issuer and each Co-Issuer shall cause to be delivered to the Agent (i) by 5:00 p.m. Eastern time on Tuesday of each week, a weekly report for the immediately preceding week in the form attached hereto as Exhibit J, including (A) a rolling thirteen-week cash flow forecast beginning with such week, that shall detail all sources and uses of cash of the Issuer and each Co-Issuer on a weekly basis and shall report any variances from such report delivered in the prior week, (B) until such sales are consummated, status updates on sales related to the BBI Entities and Waverly (including any final written term sheet, commitment letter or purchase agreement or other material agreement related thereto), (C) status updates on the progress of the Issuer's, each Co-Issuer's and each Manager's cost-cutting initiatives, including any variances from the prior week, (D) the aggregate amount on deposit in the Issuer Collection Account and all of the Co-Issuer Collection Accounts as of the close of business on the Business Day prior to the day such report is delivered, and (E) all other information as may reasonably be requested by the Agent; (ii) on each Reporting Date, a monthly report in the form attached hereto

as Exhibit K, including a cash flow report of the Issuer and each Co-Issuer, accounts receivable agings by each Co-Issuer, accounts payable agings by each Co-Issuer, Issuer and NexCen Brands, contract status for all expiring Licenses for the following three (3) months, a certification of the Issuer that the Issuer and each Co-Issuer has complied with each covenant under the Security Agreement and that all representations and warranties hereunder are true and correct as if made on such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall have been true and correct as of such date), as applicable, or approved by, the Agent, and any other information as may be reasonably requested by the Agent; (iii) on a quarterly basis, within forty-five (45) days of the end of each calendar quarter, unaudited balance sheets, statements of income, retained earnings and a cash flow report of Issuer and each Co-Issuer, actual versus projected performance for each Co-Issuer, (iv) on the first occurring Reporting Date following the end of each calendar quarter, the Asset Income Report in substantially the form attached hereto as Exhibit L for each Co-Issuer on a quarterly and year-to-date basis; and (v) within ninety (90) days following the end of each fiscal year of the Issuer, (A) annual consolidated balance sheets, statements of income, retained earnings and a cash flow report of the Issuer, the Co-Issuers and, notwithstanding any Management Agreement, any Managers, audited by an Approved Auditor; (B) annual confirmations of renewal of insurance policies and (C) such other information regarding the Collateral and the Issuer or any Co-Issuer as the Agent may reasonably request. All financial reports required pursuant to this paragraph shall contain a schedule allocating by Co-Issuer the consolidated information of the Issuer.

(r) The Issuer and each Co-Issuer shall cause to be delivered to the Agent (i) within ninety (90) days after the close of each of NexCen Brands' fiscal years, audited financial statements, prepared by an Approved Auditor in accordance with GAAP on a consolidated basis of NexCen Brands, including balance sheets as of the end of such period, related statements of operations, shareholder's equity and cash flows of NexCen Brands, accompanied by an unqualified audit report certified by independent certified public accountants, acceptable to the Agent, prepared in accordance with GAAP and any management letter prepared by said and (ii) within forty-five (45) days after the close of the first three quarterly periods of each of NexCen Brands' fiscal years, for NexCen Brands, consolidated unaudited balance sheets of NexCen Brands as at the close of each such period and consolidated related statements of operations, shareholder's equity and cash flows of NexCen Brands for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

(s) Each Support Fund shall continue to maintain, in accordance with sound business practices, books of account, minute books and other records of such entity which books shall reflect all limited liability company action taken by the directors, managers and members, of the Support Fund (including any action taken by consent without a meeting); and no such meeting, or limited liability company or corporate action will be taken for which such minutes or other appropriate record are not prepared and maintained in such minute books.

(t) Each of NexCen Brands, the Issuer and each Co-Issuer shall, or shall cause any Manager to, notify the Agent in writing within thirty (30) Business Days if it knows that any material application or registration relating to any material Asset or group of Assets (now or hereafter existing) has become abandoned, dedicated to the public domain, invalid or unenforceable, or of any adverse determination or development (including the institution of, or

any such final determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, similar offices or agencies in any foreign countries in which Assets are located or any court but excluding any non-final determinations of the United States Patent and Trademark Office or any similar office or agency in any such foreign country) regarding any Co-Issuer's or any Support Fund's ownership of any Assets, its right to register the same, or to keep and maintain the same.

(u) If Issuer, any Co-Issuer, or any Manager, either itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Asset with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any foreign country in which Assets are located, Issuer, such Co-Issuer or Manager shall, by the end of the fiscal quarter in which such filing occurred, (i) give the Agent written notice thereof and (ii) upon request of the Agent, shall execute and deliver all instruments and documents, and take all further action, that the Agent may reasonably request in order to continue, perfect or protect the security interest granted hereunder in the United States or any foreign country.

(v) In the event that any Asset is infringed upon, misappropriated or diluted by a third party in any material respect, the applicable Co-Issuer shall cause these findings of which it has knowledge to be presented in the next Manager Report. The applicable Co-Issuer shall (and shall cause the applicable Manager) take all reasonable and appropriate actions, at its reasonable expense, to protect or enforce such Asset, including suing for infringement, misappropriation or dilution and for an injunction against such infringement, misappropriation or dilution, unless the applicable Co-Issuer and the related Manager reasonably determine in accordance with their customary policies and procedures that it would be commercially unreasonable in the circumstances to protect or enforce such Asset and such failure to take such action would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change or with respect to certain Trademarks and registered Copyrights to the extent such action is expressly not required to be taken with respect thereto under Section 12.3; provided that the applicable Co-Issuer shall deliver written notice to the Agent of such determination and upon the Agent's written request shall promptly provide, in reasonable detail, the basis for such determination.

(w) The Issuer, each Co-Issuer and each Support Fund, as applicable, shall, promptly following the acquisition of an Asset, terminate any existing management agreement with respect to such Asset, effective as of the applicable Funding Date, if any, and shall enter into a new Management Agreement.

(x) Each Co-Issuer shall (and shall cause the applicable Manager to) take all appropriate actions in accordance with all applicable requirements of Law with respect to the Licenses, and in accordance with the terms of the Licenses, to ensure (i) the ownership of the Licenses by the applicable Co-Issuer and (ii) that the consummation of the transactions contemplated hereby will not alter or impair any of the Licenses or the ability of any Co-Issuers to continue to do business in the same way as prior to the applicable Funding Date.

(y) Each of the Co-Issuers agrees that they shall (and shall cause each applicable Manager to) (except with respect to certain Trademarks and registered Copyrights to

the extent any of the following is expressly not required with respect thereto under Section 12.3) (i) maintain their rights in and to each Asset that has material value or is necessary to run its business as currently conducted, including all applicable registrations and applications, in all material respects, (ii) with respect to application or registration and shall, to the extent required by applicable law, diligently prosecute each application for trademark registration and maintain registrations of such Trademarks in all material respects, including, to the extent required by applicable law, timely paying necessary examination, maintenance and renewal fees, (iii) use, and ensure that all licensed users of the Assets use, in all material respects, proper statutory notice in connection with its use of each item of Intellectual Property of its portion of the Assets, including maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks included in the Assets, materially consistent with the quality of the products and services as the applicable Funding Date, and taking all steps necessary to ensure that all licensed users of any of such Trademarks use such materially consistent standards of quality and (iv) not do any act, or omit to do any act, whereby any portion of the Assets may expire prematurely or become abandoned or invalid, unless in the case of clause (ii) or (iv) the applicable Co-Issuer and the related Manager reasonably determine in accordance with their customary policies and procedures that it would be commercially unreasonable to take such action, and such decision and the consequences thereof would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(z) None of NexCen Brands, the Issuer, any Co-Issuer or any Manager shall take any action which shall cause the factual assumptions identified in the opinion letter delivered by Baker & McKenzie LLP or Kirkland & Ellis, or the facts certified to in any officer's certificate delivered in connection therewith, on the date hereof or on any Funding Date, as applicable, with respect to certain bankruptcy matters to no longer be true and accurate in all material respects with respect to such Person.

(aa) The Issuer shall enter into each Vendor Supply Arrangement that the Issuer Manager, on its behalf, reasonably determines to be beneficial to the conduct of the business of the applicable Co-Issuer and not adverse to any Indemnified Party in any material respect.

(bb) The Issuer, each Co-Issuer and NexCen Brands shall cause the applicable Manager to enter into any new Preferred Vendor Agreement as is necessary or prudent to conduct the business of such Issuer or Co-Issuer in the reasonable business judgment of such Issuer or Co-Issuer, as applicable.

(cc) Promptly, and in any event at least once each calendar quarter, after the Issuer, any Co-Issuer, any Manager or NexCen Brands has entered into any new Preferred Vendor Agreement, if evidenced by a writing, a copy thereof shall be delivered to the Agent.

(dd) The Issuer, each Co-Issuer and NexCen Brands shall, or shall cause any Manager to, (i) update each Schedule to the Security Agreement and each of the Security Agreement Supplements upon the change of any of the information specified therein promptly, and in any event (A) with respect to Schedule II or Schedule X of each of the Security Agreement Supplements, or in the case of the Security Agreement Supplement relating to GAC Franchise Brands, LLC and GAC Franchising, LLC, Schedule XI, within two (2) Business Days,

and (B) with respect to any other Schedule to the Security Agreement or Security Agreement Supplement, other than Schedule VI to the Security Agreement and Schedule VIII to each Security Agreement Supplement, at least once per calendar quarter, (ii) deliver to the Agent, on the first occurring Reporting Date following each calendar quarter, a list of all Material Contracts or permitted amendments pursuant to Sections 12.4(a)(x) or 12.4(b)(x) thereto which have not been previously disclosed to the Agent and (iii) provide promptly a copy of any Material Contract to the Agent upon the Agent's request, provided, that in the case of clause (ii), the Issuer, each Co-Issuer and NexCen Brands may omit expense contracts that provide for payments of less than $10,000 in the aggregate over the life of such contract and that do not contain any other material obligations of such Person.

(ee) The Issuer, each Co-Issuer and NexCen Brands shall, and shall cause the Manager to, comply in all material respects with all of its obligations under any contract or other agreement to which it is a party.

(ff) The Issuer, each Co-Issuer and NexCen Brands shall, and shall cause the Manager to, take all actions as may be necessary or prudent to ensure that all of the Assets and any after acquired or after created Assets that are material to the operation of each Co-Issuer's business are owned exclusively by the applicable Co-Issuer.

(gg) The Issuer and the Co-Issuers shall not permit the aggregate amount on deposit in the Issuer Collection Account and all of the Co-Issuer Collection Account as and when reported under Section 12.10(q)(D) to be less than the stated amount of the Letter of Credit at such time for as long as such Letter of Credit is outstanding.

(hh) NexCen Brands and SB Holdings shall not permit any of its Affiliates to, amend, waive or otherwise modify any material provisions of the Organizational Documents of any Shoe Box Entity without the prior written consent of the Agent and shall cause all distributions and other payments made to SB Holdings, NexCen Brands or any of its Affiliates under such Organizational Documents or otherwise with respect to the Shoe Box Entities to be directly remitted to the related Co-Issuer Collection Account.

(ii) Each of the parties hereto shall treat each of the Notes as indebtedness for tax purposes.

(jj) Each of the parties hereto (other than the Agent or any Noteholder) covenants and agrees that it will not, and will not allow any Manager to, institute against, or join any other Person in instituting against NexCen Brands, the Issuer, any Co-Issuer, any Shoe Box Entity or any Manager, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This covenant will survive any termination of the Security Agreement.

(kk) Within thirty (30) days of the Restatement Date, NexCen Brands, the Issuer and each Co-Issuer shall, or shall cause the Manager to, execute and file with the appropriate office in Australia an amended and restated Australian Security Agreement in form and substance satisfactory to the Agent.

(ll) In the event that an Event of Default occurs or the Assets and/or equity interests related to the BBI Notes (including the BBI Entities) are not sold as and when required by Section 12.10(o), the Agent may request, and upon such request the Issuer, the Co-Issuer and NexCen Brands shall cause, all of NexCen Brands' (or any of its Affiliates') interest in Bill Blass Licensing, LLC to be transferred to the Blass Entities in a manner reasonably requested by the Agent and cause all of the assets and other property of Bill Blass Licensing, LLC to be included as Collateral for the benefit of the Agent hereunder.

(mm) NexCen Brands, the Issuer and GAC Manufacturing, LLC shall, or shall cause the Supply Manager to, (i) so long as no Event of Default has occurred that has not been waived, within thirty (30) days of written request by the Agent in its sole discretion or (ii) after the occurrence of an Event of Default, within five (5) Business Days of the occurrence of such Event of Default, enter into a written back-up manufacturing agreement in form and substance acceptable to the Agent, with either Brill or Countryside.

(nn) NexCen Brands, the Issuer and Waverly shall, or shall cause the applicable Manager to, within five (5) Business Days from the Restatement Date, execute and record all filings, including any notices of lien, in the appropriate office (including in the U.S. Copyright Office) as are prudent or necessary to perfect the security interest of the Agent in all registered Copyrights of Waverly, except to the extent expressly excepted in Section 12.3(b)(C).

(oo) NexCen Brands, the Issuer and Waverly shall, or shall cause the applicable Manager to, (i) so long as no Event of Default has occurred that has not been waived and at anytime after September 30, 2008, within thirty (30) days of written request by the Agent in its sole discretion (provided that, subject to clause (ii) below, the Agent shall not be entitled to give any such notice if a binding purchase agreement with respect to the sale of Waverly, as contemplated by and in accordance with the terms of Section 12.10(o) hereof and the other terms of the Transaction Documents has been signed and become effective) or (ii) after the occurrence of an Event of Default, within five (5) Business Days thereof, assign any and all Service Agreements of Waverly to the applicable Manager so that Waverly is not longer a party thereto and no longer has any obligations thereunder.

Section 12.11 Submission to Jurisdiction

THE VENUE FOR ANY AMOUNT, SUIT OR PROCEEDING ARISING FROM OR BASED UPON THE SECURITY AGREEMENT SHALL BE THE APPROPRIATE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK. ACCORDINGLY, THE ISSUER AND EACH CO-ISSUER AGREE THAT ANY ACTION, SUIT OR PROCEEDING ARISING FROM OR BASED ON THE SECURITY AGREEMENT SHALL BE COMMENCED IN AND DETERMINED BY THOSE APPROPRIATE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; THE PARTIES HEREBY WAIVE ANY OBJECTION TO THE PROPRIETY OR CONVENIENCE OF VENUE IN SUCH COURTS OR TO THE JURISDICTION OF THE COURTS OVER ANY PARTY AND AGREE THAT ANY JUDGMENT ENTERED THEREIN MAY BE ENFORCED WITH NO FURTHER DEFENSE OR OFFSET IN

ANY JURISDICTION IN WHICH THE DEFENDANT IS A CITIZEN, RESIDES OR OWNS PROPERTY.

Section 12.12 Representations with Respect to Assets.

On and as of each date on which an Asset becomes subject to the Lien of the Security Agreement, and on each Payment Date, the Issuer, NexCen Brands and the applicable Co-Issuer represents with respect to such Asset which such Co-Issuer pledges to the Agent hereunder, that:

(a) No Defaults. The execution and implementation of the Security Agreement shall not result in the breach of any conditions or constitute a default (with or without notice or the lapse of time, or both) under any license or agreement constituting a portion of the Assets pledged hereunder or to which any of the Assets pledged hereunder is subject. None of the Issuer, NexCen Brands or applicable Co-Issuer nor, to its knowledge, any person, firm or corporation associated with or deriving rights through or from such Issuer, NexCen Brands or Co-Issuer, is in breach or is in default of any applicable agreement constituting a portion of the Assets which such Co-Issuer pledges to the Agent or to which any of such Assets are subject on the applicable Funding Date.

(b) Non-Contravention. Neither the applicable Co-Issuer's (or the applicable Manager's) exercise of any of the rights, licenses, privileges and properties regarding the Assets pledged hereunder nor such Co-Issuer's right, title and interest in and to the Assets pledged by it hereunder will violate or infringe on any common law or statutory rights of any person, firm or corporation, except such violations or infringements outside the First Stage Covered Jurisdictions or other jurisdictions where perfection is required pursuant to Section 12.3(c), as would not result, individually or in the aggregate, in a Material Adverse Change.

(c) Exhibits and Schedules Accurate. All of the information set forth in the exhibits and schedules attached to the applicable Security Agreement Supplement and the Standard Definitions as updated from time to time in accordance with the Security Agreement is complete, true and correct in all material respects except to the extent such schedule has not yet been updated as required in the timeframe set forth herein. The information supplied in writing by, or on behalf of, NexCen Brands, the Issuer, any Co-Issuer or any Manager in connection with the transactions contemplated by the Security Agreement, are complete, true and correct on the date so provided.

(d) Ownership of the Assets.

(i) As and when updated from time to time in accordance with Section 12.10(f), Schedule II to each Security Agreement Supplement contains a true and complete in all material respects list of all Trademarks, Other Intellectual Property and registrations and pending applications for the Trademarks owned by the applicable Co-Issuer, with the exception of intent-to-use applications filed within the United States, all of which registrations exist, are subsisting and are validly registered (except as provided therein or

to the extent expressly excepted in Section 12.3) and all of which applications are validly pending. As and when updated from time to time in accordance with Section 12.10(f), Schedule II to each Security Agreement Supplement contains a true and complete in all material respects list of all registrations and pending applications in the Second Stage Covered Jurisdictions. All of the Trademarks set forth in Schedule II to each Security Agreement Supplement as updated from time to time in accordance with Section 12.10(f) of the Security Agreement, except to the extent otherwise provided therein, are currently in use on the goods set forth in the registrations for Trademarks in the First Stage Covered Jurisdictions.

(ii) Notwithstanding anything contained in Schedule II to each Security Agreement Supplements, (A) the applicable Co-Issuer owns all right, title and interest in and to the related Trademarks; (B) the applicable Co-Issuer has the full and exclusive right, subject to the related Licenses, to use and to license the use of the Trademarks in all applicable jurisdictions where such Co-Issuer is currently conducting business; and (C) the consummation of the transactions contemplated by the Transaction Documents will not alter or impair any of the foregoing such rights, except in the case of clause (A) and (B) to the extent not required in Section 12.3 or to the extent relating to a Trademark with *de minimus* value, individually or in the aggregate, that is not necessary or prudent for such Co-Issuer to conduct its business as currently or as proposed to be conducted. The use by the applicable Co-Issuer of the Trademarks will not infringe on the rights of any Person, except such infringements outside the jurisdiction where the applicable Co-Issuer is currently conducting business as would not result, individually or in the aggregate, in a Material Adverse Change or relate to a Covered Material Contract.

(iii) No written claim has been asserted against the applicable Co-Issuer or any Affiliate thereof by any Person to the use of, and the applicable Co-Issuer has no knowledge of the use by any Person (other than the licensees under the Licenses) of, any of the Trademarks in the Territory, and there is no valid basis for such claim with respect to the Trademarks or for any Person (other than the licensees under the Licenses) to use any of the Trademarks in the Territory, except such claims or uses (i) outside the jurisdiction where the applicable Co-Issuer is currently conducting business as would not result, individually or in the aggregate, in a Material Adverse Change or relate to a Covered Material Contract or (ii) which relates to Trademarks which, individually or in the aggregate, have *de minimus* value and are not necessary or prudent

for such Co-Issuer to conduct its business as currently or as proposed to be conducted.

(iv) Each of the Trademarks is valid, subsisting and enforceable in the Territory, with the exception of such Trademarks (i) the lack of enforceability of which outside the jurisdiction where the applicable Co-Issuer is currently conducting business as would not result, individually or in the aggregate, in a Material Adverse Change or relate to a Covered Material Contract or (ii) which, individually or in the aggregate, have *de minimus* value and are not necessary or prudent for such Co-Issuer to conduct its business as currently or as proposed to be conducted. There is vested in the applicable Co-Issuer title to the related Trademarks, free and clear of all Liens (other than Permitted Encumbrances, and except to the extent not required under Section 12.3).

(v) The trademarks set forth in Schedule II as updated from time to time in accordance with the Security Agreement except to the extent such schedule has not yet been updated as required in the timeframe set forth herein to each Security Agreement Supplement constitute all of the trademark rights necessary for the applicable Co-Issuer to conduct its business as currently and as proposed to be conducted.

(vi) All required consents, assignment and/or assumption agreements or notices, if any, have been obtained or delivered in the manner required by each Trademark.

(e) Additional Representations with Respect to the Licenses.

(i) As updated from time to time in accordance with the Security Agreement, Schedule II to each Security Agreement Supplement lists all Licenses and other agreements relating to the use of any of the Trademarks, respectively, in the Territory. All of the Licenses (A) are payable in U.S. Dollars, (B) are valid and in full force and effect, except as set forth in Schedule II to each Security Agreement Supplement as updated from time to time in accordance with the Security Agreement, and, (C) to the best knowledge of the applicable Co-Issuer, there are no existing defaults (or events that, with notice or lapse of time or both, would constitute a default) by any party to (i) any Material License Agreement or Master License Agreement, other than the default with respect to the DLH License Agreement or the Blue Mountain License Agreement to the extent expressly waived, and only for the period waived, in the Waiver and Release Agreement, or (ii) any other License Agreement that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse

Change. No claim has been asserted by any Person challenging or questioning the validity or effectiveness of any (i) Material License Agreement or Master License Agreement or (ii) any other License Agreement that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change and, to the best knowledge of the applicable Co-Issuer, there is no valid basis for any such claim. The applicable Co-Issuer has not, other than pursuant to the Licenses, licensed or authorized any other Person to use the Trademarks, or granted to any other Person any other right with respect thereto. Except for the Licenses, no agreement to which the applicable Co-Issuer is a party or by which its assets are bound restricts or in any way affects the Trademarks or the right to use thereof. There is vested in the applicable Co-Issuer title to all of the Licenses free and clear of all Liens (other than Permitted Encumbrances).

(ii) All required consents, assignment and/or assumption agreements or notices, if any, have been obtained or delivered in the manner required by each License in all material respects.

Section 12.13 Indemnity

(a) Without limiting any other rights which any such Person may have hereunder or under applicable Law, NexCen Brands, the Issuer and each Co-Issuer hereby agrees, jointly and severally, to indemnify and hold harmless each Indemnified Party forthwith on not less than ten (10) Business Days prior written notice, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of, relating to or in connection with the Transaction Documents, the transactions contemplated thereby, or the ownership, maintenance or funding, directly or indirectly, of the Collateral (or any part thereof) or otherwise in respect of or related to any Collateral, the security interest or other interest therein created by the Security Agreement, or otherwise arising out of or relating to the actions or failure to act of, or otherwise with respect to, the Issuer, any Co-Issuer, NexCen Brands, any Support Fund or any Manager, excluding, however, notwithstanding anything to the contrary in this Section 12.13, Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct on the part of such Indemnified Party. It is understood and agreed that solely with respect to the indemnity obligation of NexCen Brands (and not any other Person) in this Section 12.13, "Indemnified Amounts" shall exclude any amount to the extent constituting credit recourse with respect to an Obligor or with respect to the decrease in the value of any of the Collateral to the extent related to market conditions affecting assets similar to the Collateral generally and not caused by or related to the performance or failure to perform or other action or inaction by NexCen Brands, the Issuer, any Co-Issuer, any Manager or any of the respective Affiliates. Without limiting the foregoing, NexCen Brands, the Issuer and each Co-Issuer, shall jointly and severally, indemnify each Indemnified Party for any and all Indemnified Amounts arising out of or relating to:

(i) the transfer by the Issuer or any Co-Issuer of any interest in any Collateral other than pursuant to the Security Agreement;

(ii) any representation or warranty made by NexCen Brands, the Issuer, any Co-Issuer or any Manager which shall have been false, incorrect or materially misleading when made or deemed made;

(iii) the failure of NexCen Brands, the Issuer, any Co-Issuer or any Manager to comply with the terms of any Transaction Document to which they are parties or any Law (including with respect to any Collateral);

(iv) the lack of an enforceable ownership interest, or a first priority perfected Lien in agreed upon jurisdictions, in the Collateral in favor of the Secured Party against all other Persons (including any U.S. bankruptcy trustee or similar Person);

(v) the failure to file, or any delay in filing, of financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or under any other applicable Law with respect to any Collateral, whether at the time of any purchase or at any time thereafter;

(vi) any commingling of any Collections by NexCen Brands, the Issuer, any Co-Issuer or any Manager relating to the Collateral with any of their funds or the funds of any other Person;

(vii) any failure by NexCen Brands, the Issuer, any Co-Issuer or any Manager to perform its duties or obligations in accordance with the provisions of the Transaction Documents.

(b) Without limiting the generality of the provisions of <u>clause (a)</u> above, NexCen Brands, the Issuer and each Co-Issuer hereby agrees, jointly and severally, to indemnify and hold harmless each Noteholder for any amounts paid by such Noteholder, as indemnitor or as letter of credit provider or account party or reimbursement party in connection with the Letter of Credit or the other transactions contemplated thereby, to any financial institution in connection with any accounts related to the Transaction Documents or any control agreements related thereto (including in either case with respect to returned or reversed items) including with respect to reimbursement for draws made on the Letter of Credit, and to the extent not reimbursed in accordance with the terms of the Security Agreement.

Section 12.14 <u>Yield Protection</u>

(a) If any Regulatory Change enacted after the date hereof:

(i) shall subject an Indemnified Party to any tax, duty or other charge with respect to any Asset or Collateral funded by it (or its participation in any of the foregoing), or right to fund Borrowings

or to provide funding or maintenance therefor (or its participation in any of the foregoing), or shall change the basis of taxation of payments to the Indemnified Party, owed to, funded or maintained in whole or in part by it (or its participation in any of the foregoing) or any other amounts due under the Security Agreement or the other Transaction Documents in respect of the Asset interest owned, maintained or funded by it or its obligations or rights, if any to fund or participate in Borrowings or to provide funding therefor or the maintenance thereof, in each case, other than Excluded Taxes;

(ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of any Indemnified Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board or other Governmental Authority to be an affiliate) of any Indemnified Party, or credit extended by any Indemnified Party to the Issuer or any Co-Issuer;

(iii) shall impose any other condition affecting any Asset or Collateral funded (or participated in) in whole or in part by any Indemnified Party, or its rights, if any, to fund (or participate in) Borrowings or to provide (or to participate in) funding therefor or the maintenance thereof; or

(iv) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) or similar Person assesses deposit insurance premiums or similar charges;

and the result of any of the foregoing is or would be, in each case, as determined by Agent or the applicable Indemnified Party:

(A) to increase the cost to (or impose a cost on) (1) an Indemnified Party funding or maintaining any Borrowings hereunder or any purchases, reinvestments or loans or other extensions of credit under any Liquidity Agreement, any Enhancement Agreement or any commitment hereunder (or under any Liquidity Agreement or any Enhancement Agreement) in connection with Borrowings hereunder of such Indemnified Party with respect to any of the foregoing, or (2) the Program Administrator or the Agent for continuing its relationship with the Noteholders,

(B) to reduce the amount of any sum received or receivable by an Indemnified Party under the Security Agreement, any Liquidity Agreement or any Enhancement Agreement (or its participation in any such Liquidity Agreement or Enhancement Agreement) with respect hereto, or

(C) to reduce the rate of return on the capital of such Indemnified Party as a consequence of its obligations hereunder, under any Liquidity Agreement or under any Enhancement Agreement (or its participation in any such Liquidity Agreement or Enhancement Agreement related hereto), including its funding or maintenance of a Borrowing, or arising in connection herewith (or therewith) to a level below that which such Indemnified Party could otherwise have achieved hereunder or thereunder,

then, subject to the provisions of paragraph (b) below, NexCen Brands, the Issuer and each Co-Issuer shall, jointly and severally, pay directly to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party for such additional or increased cost or such reduction.

(b) Each Indemnified Party, as applicable, shall promptly (and in any event by the later of (i) 90 Business Days before the commencement of accrual of any amounts to be paid by the Issuer or any Co-Issuer under this Section or Section 12.16 and (ii) the date on which an officer responsible for the transaction hereunder of the Agent or the requesting Indemnified Party has actual knowledge of an increased cost resulting from such Regulatory Change or Imposition (as defined in Section 12.16 herein)) notify the Issuer and Agent of any event of which it has knowledge which will entitle such Indemnified Party to compensation pursuant to this Section 12.14 or pursuant to Section 12.16, provided that no failure to give or delay in giving such notification shall adversely affect the rights of any Indemnified Party to such compensation, except to the extent such delay in giving notice has resulted in an increase in the amount of compensation which would otherwise have been payable had timely notice been delivered.

(c) In determining any amount provided for or referred to in this Section 12.14, an Indemnified Party may use any reasonable averaging and attribution methods that it shall deem applicable. Any Indemnified Party when making a claim under this Section 12.14 shall submit to the Issuer a statement as to such increased cost or reduced return in reasonable detail, which statement shall in the absence of manifest error, be conclusive and binding upon the Issuer and each Co-Issuer.

Section 12.15 Funding Losses.

If any Indemnified Party incurs any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Indemnified Party), at any time, as a result of any repayment of any Note on a date other than on a Payment Date (including any acceleration due to the occurrence of an Event of Default) then, upon written notice from the Agent to the Issuer setting forth in reasonable detail the amount of, and reason for, such loss or expense, the Issuer, each Co-Issuer and NexCen Brands, jointly and severally, shall pay to the Agent for the account of the applicable Indemnified Parties, on the date of such repayment or, if later, within ten (10) Business Days of the date that the Agent provides such notice, the amount of such loss or expense. Such written notice shall, in the absence of manifest error, be conclusive and binding upon the Issuer, each Co-Issuer and NexCen Brands. If an Indemnified Party incurs any loss or expense incurred by

reason of the liquidation or reemployment of deposits or other funds acquired by such Indemnified Party), at any time, and is not entitled to reimbursement for such loss or expense in the manner set forth above, such Indemnified Party shall individually bear such loss or expense without recourse to, or payment from, any other Indemnified Party.

Section 12.16 Taxes.

All payments and distributions made hereunder by NexCen Brands, the Issuer or any Co-Issuer (each, a "payor") to any Noteholder, the Agent or another Indemnified Party (each, a "recipient") shall be made free and clear of any without deduction for any present or future income, excise, stamp or franchise taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority on any recipient (or to an assignee of such parties) ("Impositions"), but excluding franchise taxes and taxes imposed on or measured by the recipient's net income or gross receipts ("Excluded Taxes" and Impositions exclusive of Excluded Taxes, "Taxes"). Each Noteholder (upon becoming a Noteholder), the Agent, each Indemnified Party and the assignee(s), immediately after becoming an Indemnified Party hereunder, of any of such parties are hereby deemed to represent that no such Taxes would be payable under the Security Agreement immediately after the Closing Date or immediately after the related assignment, as applicable. In the event that any withholding or deduction from any payment made by the payor hereunder is required in respect of any Taxes, then such payor shall and shall pay directly to the relevant authority the full amount required to be so withheld or deducted, and shall:

(a) promptly forward to the Agent an official receipt or other documentation reasonably satisfactory to the Agent evidencing such payment to such authority; or

(b) pay to the recipient such additional amount or amounts as is necessary to ensure that the net amount actually received by the recipient will equal the full amount such recipient would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against any recipient with respect to any payment received by such recipient hereunder, the recipient may pay such Taxes and the payor will promptly pay such additional amounts as shall be necessary in order that the net amount received by the recipient after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such recipient would have received had such Taxes not been asserted.

If the payor fails to pay any Taxes when due to the appropriate taxing authority after having received not less than ten (10) Business Days prior written notice from the recipient of the levy of such Taxes, the payor shall indemnify the recipient for any incremental Taxes, interest, or penalties that may become payable by any recipient as a result of any such failure.

Section 12.17 Vendor Supply Arrangements.

The Issuer or the Issuer Manager on its behalf shall allocate Restricted Vendor Supply Funds to each relevant Co-Issuer in accordance with the applicable requirements or restrictions. Each Co-Issuer or the appropriate Manager shall, in turn, apply such Restricted Vendor Supply Funds, including the reallocation of such funds to franchisees and licensees for

their use of such funds, if required, in accordance with the applicable requirements or restrictions. To the extent that such Restricted Vendor Supply Funds are required to be allocated to more than one Co-Issuer, the Issuer or the Issuer Manager on its behalf shall allocate such funds among the relevant Co-Issuers in accordance with each such Co-Issuer's pro rata consumption, or its franchisees or licensees pro rata consumption, as applicable, of the related products, supplies or services determined based on aggregate sales thereof per annum. The Issuer shall deposit all Unrestricted Vendor Supply Funds into the applicable Franchise Subsidiary's Co-Issuer Collection Account (for further deposit into the Issuer Collection Account) for distribution in accordance with Article 14 and the other terms and conditions hereof within two (2) Business Days after the receipt of such funds pro rata in accordance with each such Co-Issuer's pro rata consumption, or its franchisees' or licensees' pro rata consumption, as applicable, of the related products, supplies or services determined based on aggregate sales thereof per annum.

ARTICLE XIII. ACCOUNTS, ACCOUNTINGS AND RELEASES

Section 13.1 Collection of Money.

Each Co-Issuer shall direct that all Collections deposited in the Co-Issuer Collection Account (other than amounts to be withdrawn therefrom and deposited, as directed by the applicable Manager, to the extent permitted herein and in the other Transaction Documents, (i) to a related Co-Issuer Prepaid Royalty Account, a related Support Fund Account or a related Co-Issuer Priority and Non-Distributable Amounts Account and (ii) with respect to the Co-Issuer Account in the name of Waverly, to pay any amounts due by Waverly under any Third Party License to the extent provided in the applicable Security Agreement Supplement and (iii) to pay any amounts due under a Master License Agreement and (iv) with respect to the Co-Issuer Account in the name of GAC Manufacturing, LLC and so long as the Manufacturing Agreement is in full force and effect, to the GAC Manufacturing Operating Account to reimburse GAC Manufacturing, LLC for Costs of Goods and (v) with respect to each Co-Issuer Account to which Restricted Vendor Supply Funds are allocated by the Issuer or the Issuer Manager on its behalf, to apply such funds in accordance with Section 12.17), including any income or other realized gain from Eligible Investments in such Co-Issuer Collection Account, are withdrawn on the first Business Day after each Collection Period and are paid directly to the Issuer Collection Account. The Issuer shall deposit all other revenue it may receive into the Issuer Collection Account within two (2) Business Days after the receipt of such funds. Pending deposit of such funds into the Issuer Collection Account, such funds will be deemed to be held in trust by the Issuer for the benefit of the Agent.

Section 13.2 Issuer Collection Account

The Issuer shall establish with Wilmington Trust Company and Wilmington Trust Company shall maintain a segregated trust account (the "Issuer Collection Account") which shall be in the name of the Issuer and be subject to a blocked account agreement in favor of, and providing a first priority perfected security interest in such account and amounts on deposit therein to the Agent "as secured party on behalf of the Noteholders of the Notes," and which shall be in an Eligible Financial Institution, for the receipt of, and there shall be deposited into the Issuer Collection Account, payments to be deposited therein as provided herein. If the bank

with which the Issuer Collection Account is maintained ceases to be an Eligible Financial Institution, the Issuer shall transfer the Issuer Collection Account to an account maintained with an Eligible Financial Institution selected by the Issuer and approved by the Agent (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Agent). The Issuer Collection Account shall relate solely to the transactions contemplated in the Security Agreement, and funds in such account shall not be commingled with any other monies. Funds on deposit in the Issuer Collection Account shall be invested in Eligible Investments at the written direction of the Issuer. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Issuer Collection Account shall be not later than the Business Day preceding the next succeeding Payment Date or a Redemption Date, as applicable. All monies deposited from time to time in the Issuer Collection Account pursuant to the Security Agreement shall be part of the related Collateral as herein provided, and shall include all fees received by the Issuer under the Advisory Agreement and all moneys transferred from each Co-Issuer Collection Account pursuant to Section 3.1.1 of each Security Agreement Supplement. Monies in the Issuer Collection Account shall be subject to withdrawals pursuant to the Security Agreement, including Section 11.7 and Section 14.1 of the Security Agreement.

Unless a Default or an Event of Default has occurred and is continuing, the Agent shall not send any notice to Wilmington Trust Company which, under the terms of the related blocked account agreement, shall give the Agent exclusive control over the related accounts.

Section 13.3 Held Collections Account

The Issuer shall establish with Wilmington Trust Company and Wilmington Trust Company shall maintain a segregated trust account (the "Held Collections Account"), which shall be in the name of the Issuer and be subject to a blocked account agreement in favor of, and providing a first priority perfected security interest in such account and amounts on deposit therein to the Agent "as secured party on behalf of the Noteholders of the Notes," for the receipt of, and there shall be deposited into the Held Collections Account, payments to be deposited therein as provided herein. If the bank with which the Held Collections Account is maintained (including Wilmington Trust Company) ceases to be an Eligible Financial Institution, the Issuer shall transfer the Held Collections Account to an account maintained with an Eligible Financial Institution selected by the Issuer and approved by the Agent (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Agent). The Held Collections Account shall relate solely to the transactions contemplated in the Security Agreement, and funds in such account shall not be commingled with any other monies. Funds on deposit in the Held Collections Account shall be invested in Eligible Investments at the written direction of the Issuer. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Held Collections Account shall be not later than the Business Day preceding the next succeeding Payment Date or a Redemption Date, as applicable. All monies deposited from time to time in the Held Collections Account pursuant to the Security Agreement shall be part of the related Collateral as herein provided. Monies in the Held Collections Account shall be subject to withdrawals pursuant to the Security Agreement, including Section 14.1 of the Security Agreement.

Unless a Default or an Event of Default has occurred and is continuing, the Agent shall not send any notice to Wilmington Trust Company which, under the terms of the related blocked account agreement, shall give the Agent exclusive control over the related accounts.

Section 13.4 [Reserved]

Section 13.5 Release of Collateral

(a) The Agent may, and when required by the provisions of Article XI of the Security Agreement shall, at the joint and several expense of the Issuers and NexCen Brands, execute instruments supplied to it by the Issuers, to release property from the Lien of the Security Agreement, or convey the Agent's interest in the same, in a manner and under circumstances which are not in violation of the provisions of the Security Agreement or any other Transaction Document. No party relying upon an instrument executed by the Agent as provided in this Article XIII shall be bound to ascertain the Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b) At the written request and joint and several expense of the Issuer, NexCen Brands and the applicable Co-Issuers and upon being supplied by the Issuer and such Co-Issuers with appropriate forms therefor, the Agent shall, at such time as all amounts due under the Security Agreement in connection with a full or partial redemption of such Note Co-Issuers' Note pursuant to Section 11.7, and otherwise in accordance with Article XI of the Security Agreement, have been paid and if such Co-Issuers are entitled to have the Lien of the Security Agreement discharged as to such Co-Issuers' Assets in accordance with said sections, (i) release the Assets, or applicable portion thereof, of such Co-Issuers from the Lien of the Security Agreement and promptly deliver all Assets, or applicable portion thereof, of such Co-Issuers held by it to such Co-Issuers; provided that immediately after such release, such Asset(s) shall be disposed of by the applicable Co-Issuer to an entity other than the Issuer, any Manager, NexCen Brands or any other Co-Issuer, and (ii) in the case of a redemption in full of such Co-Issuers' Note, release the Lien of the Security Agreement in the equity interests in such Co-Issuers pledged by the Issuer hereunder and the equity interest in any related entity with a purpose substantially similar to the Support Fund; provided that immediately after such release, such Asset(s) shall be disposed of by the applicable Co-Issuer, NexCen Brands or any of its other Affiliates to an entity other than the Issuer, any Manager, NexCen Brands or any other Co-Issuer.

ARTICLE XIV. APPLICATION OF MONIES

Section 14.1 Disbursements of Monies out of the Issuer Collection Account

(a) On each Payment Date, prior to an Event of Default, Wilmington Trust Company shall, and the Issuer shall cause Wilmington Trust Company to, pursuant to the Manager Report (or if one is not timely provided, then at the direction of the Agent), withdraw funds from the Issuer Collection Account, and pay the following amounts from such funds to the following Persons and in the following order of priority, in all cases to the extent of the Distributable Cash in the Issuer Collection Account on such Payment Date:

(i) pro rata (A) to the appropriate financial institutions, all fees and expenses charged in connection with their maintenance of the

Issuer Collection Account, all Co-Issuer Collection Accounts and any other accounts provided for under the Transaction Documents and (B) to the Agent, the Letter of Credit Fee and any amounts paid by it, as indemnitor or as letter of credit provider or account party or reimbursement party in connection with the Letter of Credit, to any financial institution in connection with any accounts related to the Transaction Documents or any control agreements related thereto (including in either case with respect to returned or reversed items);

(ii) so long as the applicable Manager has not been replaced after the occurrence of a Manager Termination Event, to each Manager, the applicable Senior Manager Fee less amounts constituting Operating Expenses paid under clause (i)(A) above and, to the extent not previously distributed, the applicable Senior Manager Fee due on each prior Payment Date;

(iii) to each Back-up Manager, if any, the applicable Back-up Manager Fee and, to the extent not previously distributed, the applicable Back-up Manager Fee due on each prior Payment Date;

(iv) to the Agent for pro rata distribution to the Noteholders of the Brand Notes (to the extent not constituting Deficiency Notes) and Class A Franchise Notes, as applicable, interest accrued on such Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the applicable Note Interest Rate with respect to such Notes, but only to the extent that payment of such interest on interest shall be legally enforceable;

(v) to the Agent for pro rata distribution to the Noteholders of the Class B Franchise Notes, interest accrued on such Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the applicable Note Interest Rate with respect to such Notes, but only to the extent that payment of such interest on interest shall be legally enforceable;

(vi) to the Agent for pro rata distribution to the Noteholders of the Deficiency Notes, if any, interest accrued on such Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the applicable Note Interest Rate with respect to such Notes, but only to the extent

extent that payment of such interest on interest shall be legally enforceable;

(vii) pro rata (A) to the Agent for distribution to the Noteholders, payment of all indemnity payments and reasonable out-of-pocket costs and expenses incurred in connection with the enforcement of its rights hereunder or under any of the Notes, ratably, without preference or priority of any kind, (B) to the Agent's Professionals and Consultants, as applicable, the Agent's Professionals and Consultants Fees, and to the extent not previously paid, any Agent's Professionals and Consultants Fees payable or otherwise outstanding on each prior Payment Date, (C) to the Agent, the Letter of Credit Fee and any other amount due to the Agent for reimbursement of amounts paid by the Agent in connection with or fees paid by the Agent in connection the Letter of Credit, to the extent not paid pursuant to clause (i) above and (D) to the Agent, payment of its own out-of-pocket expenses incurred in connection with the Transaction Documents, including in connection with amendment or amendment and restatement thereof, and any of the transaction contemplated thereby;

(viii) to the Agent for pro rata distribution to the Noteholders (A) for pro rata distribution to the Noteholders of the Brands Notes, the Brands Notes Required Principal Payment Amount for such Payment Date and (B) for pro rata distribution to the Noteholders of the Class A Franchise Notes, the Class A Franchise Notes Required Principal Payment for such Payment Date;

(ix) to the Agent for pro rata distribution to the Noteholders of the Class B Franchise Notes, the Class B Franchise Notes Required Principal Payment for such Payment Date;

(x) pro rata (i) so long as the applicable Manager has not been replaced after the occurrence of a Manager Termination Event, to each Manager, the applicable Subordinate Manager Fee and, to the extent not previously distributed, the applicable Subordinate Manager Fee due on each prior Payment Date and (ii) to the Brand Manager any amounts constituting Operating Expenses with respect to the management of Bill Blass Licensing, LLC;

(xi) to any Hedge Counterparty, all amounts due pursuant to the related Hedge Agreement;

(xii) to the Agent, the Restructuring Fee, payable or otherwise outstanding, to the extent not previously distributed;

(xiii) either (A) if the ratio of the Outstanding Note Balance to Free Cash Flow with respect to such Payment Date is equal to or greater than 2.5:1 or the Free Cash Flow Margin is less than or equal to 50%, then 100% of the remaining Distributable Cash after giving effect to the distributions above will deposited into the Held Collections Account and distributed in accordance with clause (b) below or (B) if the ratio of the Outstanding Note Balance to Free Cash Flow with respect to such Payment Date is less than 2.5:1 and Free Cash Flow Margin is greater than 50%, then 75% of remaining Distributable Cash after giving effect to the distributions above will be deposited into the Held Collections Account and distributed in accordance with clause (b) below;

(xiv) to each Indemnified Party, pro rata, any Secured Obligations (not otherwise provided for specifically above) owed to it;

(xv) to the Issuer, the fee due it pursuant to the Advisory Agreement;

(xvi) to any Manager, an amount sufficient to reimburse the such Manager for any advertising expenses incurred by them on behalf of a Co-Issuer and not previously reimbursed hereunder;

(xvii) to the Issuer Manager, the Issuer Management Fee and, to the extent not previously distributed, the Issuer Management Fee due on each prior Payment Date; and

(xviii) to the Issuer or such party as the Issuer may direct, all remaining Distributable Cash.

(b) Wilmington Trust Company shall, and the Issuer shall cause Wilmington Trust Company to, pursuant to the Manager Report (or if one is not timely provided, at the direction of the Agent), withdraw funds from the Held Collections Account, and pay the following amounts from such funds to the following Persons in the following order of priority, in all cases to the extent of cash in the Held Collections Account:

(i) On each Payment Date, so long as the applicable Manager has not been replaced after the occurrence of a Manager Termination Event, to the Manager to the extent there is insufficient Distributable Cash in accordance with clause (a) above to pay the Subordinate Manager Fee for the related Collection Period in full (all remaining amounts shall be held in the Held Collections Account); and

(ii) On each Quarterly Payment Date, Wilmington Trust Company shall, and the Issuer shall cause Wilmington Trust Company to, pursuant to the Manager Report (or if one is not timely provided, at the direction of the Agent), withdraw funds from the Held Collections Account, and pay the following amounts from such

funds to the following Persons in the following order of priority, in all cases to the extent of cash in the Held Collections Account on such Quarterly Payment Date:

(A) to the Agent for pro rata distribution to the Noteholders of the Deficiency Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero;

(B) to the Agent for pro rata distribution to the Noteholders of the Brand Notes the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero;

(C) the remaining cash after giving effect to the distributions above, up to sixty percent (60%) of such cash to Agent for pro rata distribution to the Noteholders of the Class A Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero;

(D) all remaining cash after giving effect to the distributions above (including the remaining 40% not distributed in clause (c) above and other amounts remaining after application in accordance with clause (c) above), to the Noteholders of the Class B Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero; and

(E) any remaining cash after giving effect to the distributions above, to the Issuer Collection Account, for distribution on the next Payment Date pursuant to the priority of payments set forth in Sections 14.1(a) and 14.1(e), as applicable.

(c) [Reserved]

(d) The foregoing provisions of this Section 14.1 notwithstanding, any monies deposited in the Issuer Collection Account for purposes of redeeming Notes pursuant to Article XI, shall remain in the Issuer Collection Account until paid in accordance with Section 11.7.

(e) On each Payment Date, subsequent to an Event of Default, Wilmington Trust Company shall, and the Issuer shall cause Wilmington Trust Company to, upon direction of the Agent withdraw funds from the Issuer Collection Account and the Held Collection Account and pay the following amounts from such funds in the following order of priority in all cases to the extent of the remaining Distributable Cash in the Issuer Collection Account and any cash in the Held Collections Account on such Payment Date:

(i) pro rata (A) to the appropriate financial institutions, all fees and expenses charged in connection with their maintenance of the Issuer Collection Account, all Co-Issuer Collection Accounts and

any other accounts provided for under the Transaction Documents and (B) to the Agent, the Letter of Credit Fee and any amounts paid by it, as indemnitor or as letter of credit provider or account party or reimbursement party in connection with the Letter of Credit, to any financial institution in connection with any accounts related to the Transaction Documents or any control agreements related thereto (including in either case with respect to returned or reversed items);

(ii) so long as the applicable Manager has not been replaced after the occurrence of a Manager Termination Event, to each Manager, the applicable Senior Manager Fee less amounts paid under clause (i)(A) above and, to the extent not previously distributed, the applicable Senior Manager Fee due on each prior Payment Date;

(iii) to each Back-up Manager, if any, the applicable Back-up Manager Fee and, to the extent not previously distributed, the applicable Back-up Manager Fee due on each prior Payment Date;

(iv) to the Agent for pro rata distribution to the Noteholders of the Brand Notes (to the extent not constituting Deficiency Notes) and Class A Franchise Notes, as applicable, interest accrued on such Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the applicable Note Interest Rate with respect to such Notes, but only to the extent that payment of such interest on interest shall be legally enforceable;

(v) to the Agent for pro rata distribution to the Noteholders of the Class B Franchise Notes, interest accrued on such Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the applicable Note Interest Rate with respect to such Notes, but only to the extent that payment of such interest on interest shall be legally enforceable;

(vi) to the Agent for pro rata distribution to the Noteholders of the Deficiency Notes, if any, interest accrued on such Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the applicable Note Interest Rate with respect to such Notes, but only to the extent that payment of such interest on interest shall be legally enforceable;

(vii) pro rata (A) to the Agent for distribution to the Noteholders, payment of all indemnity payments and reasonable costs and expenses incurred in connection with the enforcement of its rights hereunder or under any of the Notes, ratably, without preference or priority of any kind, (B) to the Agent's Professionals and Consultants, as applicable, the Agent's Professionals and Consultants Fees, and to the extent not previously paid, any Agent's Professionals and Consultants Fees payable or otherwise outstanding on each prior Payment Date, and (C) to the Agent, payment of its own out-of-pocket expenses incurred in connection with the Transaction Documents, including in connection with amendment or amendment and restatement thereof, and any of the transaction contemplated thereby;

(viii) to the Agent for pro rata distribution, to the Noteholders of the Brand Notes (to the extent not constituting Deficiency Notes) and Class A Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance of such Notes to zero;

(ix) to the Agent for pro rata distribution to the Noteholders of the Class B Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance of such Notes to zero;

(x) to the Agent for pro rata distribution to the Noteholders of the Deficiency Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance of such Notes to zero;

(xi) to the Agent, the Restructuring Fee, payable or otherwise outstanding, to the extent not previously distributed;

(xii) to any Hedge Counterparty, all amounts due pursuant to the related Hedge Agreement;

(xiii) to each Indemnified Party, pro rata, any Secured Obligations (not otherwise provided for specifically above) owed to it;

(xiv) so long as the applicable Manager has not been replaced after the occurrence of a Manager Termination Event, to each Manager, the applicable Subordinate Manager Fee and, to the extent not previously distributed, the applicable Subordinate Manager Fee due on each prior Payment Date;

(xv) to the Issuer, the fee due it pursuant to the Advisory Agreement;

(xvi) to any Manager, an amount sufficient to reimburse such Manager for any advertising expenses incurred by it on behalf of a Co-Issuer and not previously reimbursed hereunder;

(xvii) to the Issuer Manager, the Issuer Management Fee and, to the extent not previously distributed, the Issuer Management Fee due on each prior Payment Date; and

(xviii) to the Issuer or such party as the Issuer may direct, all remaining Distributable Cash.

Section 14.2 Eligible Investments

Upon an Issuer Order, any Manager shall cause Wilmington Trust Company to invest the funds in the Issuer Collection Account, in Eligible Investments. In the event, at the close of each Business Day, the Agent has not received an Issuer Order, or is not in possession of a standing Issuer Order, the Agent may cause investment of such funds in the type of Eligible Investment specified in clause (i) or clause (v) of the definition of Eligible Investments. No Eligible Investment shall mature later than the Business Day preceding the next following Payment Date.

The Agent shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 14.2.

ARTICLE XV. ASSIGNMENTS AND PARTICIPATIONS

Section 15.1 Assignments and Participations.

Notwithstanding anything hereto or in any Transaction Document to the contrary, any Noteholder may sell, pledge, participate or otherwise transfer, assign or convey any or all of its interest in any or all of the Notes or Warrants to any Person without the prior consent of, or notice to, the Issuer, any Co-Issuer, NexCen Brands, any of their respective Affiliates or any other Person.

[Signatures follow]

IN WITNESS WHEREOF, the Issuer and the Agent have caused the Security Agreement to be duly executed by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

NEXCEN HOLDING CORPORATION, as Issuer

By: ______________________
Name: KENNETH HALL
Title: PRESIDENT

BTMU CAPITAL CORPORATION, as Agent

By: ______________________
Name:
Title:

BTMU CAPITAL CORPORATION, as Noteholder

By: ______________________
Name:
Title:

NEXCEN BRANDS, INC.

By: ______________________
Name: KENNETH HALL
Title: TREASURER

IN WITNESS WHEREOF, the Issuer and the Agent have caused the Security Agreement to be duly executed by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

NEXCEN HOLDING CORPORATION, as Issuer

By: ______________________
Name:
Title:

BTMU CAPITAL CORPORATION, as Agent

By: ______________________
Name: Cheryl A. Behan
Title: Senior Vice President

BTMU CAPITAL CORPORATION, as Noteholder

By: ______________________
Name: Cheryl A. Behan
Title: Senior Vice President

NEXCEN BRANDS, INC.

By: ______________________
Name:
Title:

ATHLETE'S FOOT BRANDS, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: ______________________
Name: KENNETH HALL
Title: PRESIDENT

BILL BLASS INTERNATIONAL, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

WV IP HOLDINGS, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

PT FRANCHISE BRANDS, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

PT FRANCHISING, LLC

By: ____________________

Name: KENNETH HALL
Title: TREASURER

PM FRANCHISE BRANDS, LLC

By: ____________________

Name: KENNETH HALL
Title: TREASURER

PM FRANCHISING, LLC

By: ____________________

Name: KENNETH HALL
Title: TREASURER

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ____________________

Name: KENNETH HALL
Title: TREASURER

MARBLE SLAB FRANCHISING, LLC

By: ____________________

Name: KENNETH HALL
Title: TREASURER

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

GAC FRANCHISE BRANDS, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

GAC FRANCHISING, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

GAC MANUFACTURING, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

GAC SUPPLY, LLC

By: ______________________________
Name: KENNETH HALL
Title: TREASURER

SHBX IP HOLDINGS, LLC

By: ______________________________
Name: KENNETH HALL
Title: TREASURER

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________
Name: KENNETH HALL
Title: TREASURER

NEXCEN BRAND MANAGEMENT, INC.

By: ______________________
Name: KENNETH HALL
Title: PRESIDENT

NB SUPPLY MANAGEMENT CORP.

By: ______________________
Name: KENNETH HALL
Title: TREASURER

STANDARD DEFINITIONS

Accounting terms used and not otherwise defined herein or in the Transaction Documents shall be interpreted in accordance with GAAP in effect in the United States from time to time. References to any agreement include such agreement as it may be amended, amended and restated, modified, supplemented, restated or otherwise modified from time to time pursuant to its terms.

"Act" or "Act of Noteholders": The meaning ascribed thereto in Section 1.2 of the Security Agreement.

"Advisory Agreement": That certain agreement between NexCen Holding and NexCen Brands pursuant to which NexCen Holding provides certain advisory services to NexCen Brands.

"Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Agent": BTMU Capital Corporation, as agent.

"Agent's Professionals and Consultants": Mayer Brown LLP and PricewaterhouseCoopers LLC, or any successor or replacement of either and any other Persons engaged to perform professional services in connection with the transactions contemplated in the Transaction Documents or the monitoring or enforcement thereof.

"Agent's Professionals and Consultants Fees": All fees and expenses incurred by the Agent's Professionals and Consultants incurred in connection with the Transaction Documents (including the Original Security Agreement), including in connection with any amendment or amendment and restatement, waiver or other modification thereof, and any of the transactions contemplated thereby or any monitoring, review, maintenance or enforcement thereof (including all such amounts incurred prior to the date hereof that remain unpaid) and invoiced to the Issuer.

"Applicable Law": In respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of Governmental Authorities applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party.

"Approved Auditor": Any of PricewaterhouseCoopers, LLC, KPMG LLP, Ernst & Young LLP and Deloitte Touche Tohmatsu, or any other accounting firm of recognized national standing reasonably acceptable to the Agent.

"Asset Income Report": The quarterly report, substantially in the form of Exhibit L to the Security Agreement, delivered pursuant to Section 12.10(q) of the Security Agreement.

"Asset Purchase Agreement": That certain Equity Interest and Asset Purchase Agreement, dated as of August 21, 2006 by and among NexCen Brands, NexCen Holding, NexCen Franchise Management, Inc., Athlete's Foot Marketing Associates, LLC, Athlete's Foot Brands, LLC, Support Fund, Robert J. Corliss, Donald Camacho, Timothy Brannon, and Martin Amschler.

"Assets": All of the following:

(i) all Trademarks;

(ii) all Licenses;

(iii) all Other Intellectual Property;

(iv) all IP Archives;

(v) all Preferred Vendor Agreements;

(vi) all Third Party Licenses;

(vii) all Service Agreements;

(viii) all Master License Agreements;

(ix) all Recipes and Processes;

(x) the Real Property;

(xi) the Real Property Assets;

(xii) all inventory, maintenance and operating supplies;

(xiii) the Manufacturing Agreement;

(xiv) all Supply and License Agreements;

(xv) any back-up manufacturing agreement;

(xvi) all Related Rights;

(xvii) all royalties, license fees, franchise payments and all other rights to the payment of money under the Licenses;

(xviii) all equity interests in any Co-Issuer;

(xvix) all other revenues collected with respect to the IP Businesses of any Co-Issuer or otherwise by any Co-Issuer; and

(xx) any of the foregoing acquired by the Issuer or any Co-Issuer after a Funding Date;

provided, however that any permitted Priority and Non-Distributable Amounts shall not be an "Asset".

"Authorized Signatory": With respect to NexCen Brands, the Managers, the Issuer or any Co-Issuer, any one of the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary.

"Back-up Manager": One or more back-up managers appointed by the Noteholders pursuant to Section 4.5 of the Security Agreement who will provide services as requested by the Agent in its sole discretion with respect to the management of any or all of the Issuer, any Brand Subsidiary Borrower and any Franchise Subsidiary Borrower or the servicing or management of any Collateral, including (i) agreeing to become a Manager or all of the Managers after a Manager Termination Event and to take such steps prior to such an event as is reasonably requested or necessary to enable such Back-up Manager to step into the duties and perform the obligations of any Manager immediately upon such event and/or (ii) providing Management Services or verification or monitoring services as requested prior to a Manager Termination Event to assist or supplement the duties of any or all of the existing Managers or verify or monitor their performance, as applicable, under any applicable Transaction Document.

"Back-up Manager Fee": With respect to any Back-up Manager, the fee agreed to by such Back-up Manager and the Agent in its sole discretion, with respect to the services to be performed by such Back-up Manager under the related Management Agreement.

"Bankruptcy Code": Title 11, United States Code, as amended from time to time, and any successor statute thereto.

"Base Rate": LIBOR.

"BBI": Shall mean Bill Blass International, LLC.

"BBI Entities": Shall mean BBI and BBJ.

"BBI/BBJ Security Agreement Supplement": Shall mean that certain amended and restated security agreement supplement, dated as of the Restatement Date, by and among the Issuer, the BBI Entities and the Agent.

"BBI Notes": Shall mean the Brand Notes relating to the BBI Entities with an aggregate Note Principal Balance on the Restatement Date of $26,312,612.31.

"BBJ": Shall mean Bill Blass Jeans, LLC.

"BBJ Operating Agreement": Shall mean that certain Amended and Restated Limited Liability Company Agreement of Bill Blass Jeans, LLC, dated as of February 15, 2007.

"Benefit Plan": An "employee benefit plan" as defined in Section 3(3) of ERISA, or any other "plan" as defined in Section 4975(e)(1) of the Code, that is subject to the prohibited transaction rules of ERISA or of Section 4975 of the Code or any plan that is subject to any substantially similar provision of federal, state or local law.

"Blue Mountain License Agreement": That certain license agreement, dated May 5, 2006, between Waverly and Blue Mountain Wallcoverings, Inc.

"Board of Directors": The board of directors of a Person or any duly authorized committee of that Board.

"Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or a Co-Issuer to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification.

"Borrowing": An advance made to a Co-Issuer pursuant to the terms and conditions of the Security Agreement, the related Security Agreement Supplement, the Note Funding Agreement and the related Joinder Supplement.

"Brand Manager": The wholly-owned subsidiary of NexCen Brands that manages the assets of the Brand Subsidiary Borrowers pursuant to Brand Management Agreements.

"Brand Management Agreements": Those certain management agreements between the Brand Manager and each Brand Subsidiary Borrower, satisfactory to the Agent.

"Brand Notes": The BBI Notes and the Waverly Notes (including, as the context may require, after conversion, if any, to a Deficiency Note) with an aggregate Note Principal Balance on the Restatement Date of $47,636,028.32.

"Brand Notes DSCR": With respect to any Payment Date and any Brand Subsidiary Borrower, the ratio of Rolling 3 Month Net Revenues (on an aggregate basis for all such Brand Subsidiary Borrowers) to the Debt Service Amount (not on an aggregate basis but solely with respect to all amounts payable with respect to all such Brand Subsidiary Borrowers pursuant to Sections 14.1(a)(iv), (vi) and (viii) of the Security Agreement, on such Payment Date) for such Payment Date and the most recently preceding two (2) Payment Dates.

"Brand Notes Maturity Date": January 1, 2010.

"Brand Notes Required Principal Payment": With respect to (a) calendar year 2008, $0 on each Payment Date in such calendar year, (b) calendar year 2009, $150,000 on each Payment Date in such calendar year, and (c) the Brand Note Maturity Date, the amount sufficient to reduce the Note Principal Balance of the Brand Notes to zero.

"Brand Notes Warrants": The meaning specified in Section 3.10 of the Security Agreement.

"Brand Subsidiary Borrower": An Eligible Borrower which has as its primary business purpose the licensing of branded consumer products, which on the Restatement Date are: the BBI Entities and Waverly.

"Business Day": Any day that is not (i) a Saturday or Sunday, or (ii) any other day on which commercial banking institutions in the State of New York or the State of Delaware are authorized or obligated by law or executive order to be closed.

"Change of Control": Any Person or group of Persons acting in concert acquires more than 30% of the voting rights of a Person's share capital or holds the power to control the appointment or removal of the majority of directors of the Person.

"Class A and Class B Franchise Notes DSCR": With respect to any Payment Date and all Franchise Subsidiary Borrowers, the ratio of Rolling 3 Month Net Revenues (on an aggregate basis for all such Franchise Subsidiary Borrower) to the Debt Service Amount (not on an aggregate basis but solely with respect to all amounts payable with respect to all such Franchise Subsidiary Borrowers pursuant to Sections 14.1(a)(iv), (v), (viii) and (ix) of the Security Agreement, on such Payment Date with respect to the Class A Franchise Notes and the Class B Franchise Notes) for such Payment Date and the most recently preceding two (2) Payment Dates.

"Class A Franchise Notes": The Notes issued under the Security Agreement and the Notes Funding Agreement with respect to the Franchise Subsidiary Borrowers with an aggregate Note Principal Balance on the Restatement Date of $86,300,000.00 and designated as "Class A".

"Class A Franchise Notes DSCR": With respect to any Payment Date and all Franchise Subsidiary Borrowers, the ratio of Rolling 3 Month Net Revenues (on an aggregate basis for all such Franchise Subsidiary Borrowers) to the Debt Service Amount (not on an aggregate basis but solely with respect to all amounts payable with respect to all such Franchise Subsidiary Borrowers pursuant to Sections 14.1(a)(iv) and (viii) of the Security Agreement, on such Payment Date with respect to the Class A Franchise Notes) for such Payment Date and the most recently preceding two (2) Payment Dates.

"Class A Franchise Notes Required Principal Payment": With respect to the Class A Franchise Notes (and to be paid pro rata with respect to each Outstanding Class A Franchise Note in accordance with the Note Principal Balance thereof) (1) in calendar year 2008, $0 on each Payment Date in such calendar year, (2) calendar year 2009, $65,000 on each Payment Date in such calendar year, (3) calendar year 2010, $225,000 on each Payment Date in such calendar year, (4) calendar year 2011, $282,500 on each Payment Date in such calendar year, (5) calendar year 2012, $326,500 on each Payment Date in such calendar year, (6) calendar year 2013, $354,000 on each Payment Date in such calendar year and (7) the Maturity Date with respect to the Class A Franchise Notes, an amount sufficient to reduce the Note Principal Balance of the Class A Franchise Notes at such time to zero.

"Class B Franchise Note Warrants": The meaning specified in Section 3.10 of the Security Agreement.

"Class B Franchise Notes": The Notes issued under the Security Agreement and the Note Funding Agreement with respect to the Franchise Subsidiary Borrowers, which are subordinate to the Class A Franchise Notes to the extent set forth in the Security Agreement, with an aggregate Note Principal Balance on the Restatement Date of $41,724,085.69 and designated as "Class B".

"Class B Franchise Notes Required Principal Payment": With respect to (1) calendar year 2008, $0 on each Payment Date in such calendar year, (2) calendar year 2009, $30,995 on each Payment Date in such calendar year, (3) calendar year 2010, $59,310 on each Payment Date in such calendar year, (4) calendar year, 2011, $71,890 on each Payment Date in such calendar year, and (5) the Maturity Date with respect to the Class B Franchise Notes, an amount necessary to reduce the Note Principal Balance for the Class B Franchise Notes at such time to zero.

"Code": The Internal Revenue Code of 1986, as amended.

"Co-Issuer Collection Accounts": The trust account or accounts established and maintained by a Co-Issuer as such pursuant to the related Security Agreement Supplement.

"Co-Issuer Lockbox Accounts": The trust account or accounts established and maintained by a Co-Issuer as such pursuant to the related Security Agreement Supplement.

"Co-Issuer Prepaid Royalty Accounts": The trust account or accounts established and maintained by a Co-Issuer as such pursuant to Article III of the related Security Agreement Supplement.

"Co-Issuer Priority and Non-Distributable Amounts Accounts": The trust account or accounts established and maintained by a Co-Issuer as such pursuant to the related Security Agreement Supplement.

"Co-Issuers": All Subsidiary Borrowers that are parties to the Security Agreement by entering into a Security Agreement Supplement and to the Note Funding Agreement by entering into a Joinder Supplement, which on the Restatement Date are: the BBI Entities, Waverly, TAF, the Pretzel Entities, the Ice Cream Entities, SB Holdings and the GAC Entities.

"Collateral": The meaning ascribed thereto in the granting clauses of the Security Agreement.

"Collection Period": With respect to any Payment Date, the calendar month preceding such Payment Date.

"Collection Period Revenues": With respect to any Payment Date and the prior Collection Period, an amount equal to the Distributable Cash for such Collection Period less the amount referred to in clause (i) of the definition of such term.

"Collections": All amounts received in connection with the Collateral.

"Contract": Any contract, indenture, security agreement, mortgage, deed of trust, note, instrument, lease, license, arrangement or other agreement, whether oral or written, to which the Issuer or any Co-Issuer may become a party or by which the Issuer or any Co-Issuer or any of their assets or properties may be bound, including the Licenses, as the same may have been amended, modified, replaced and/or supplemented from time to time.

"Contribution Agreement": Any or all of (i) that certain contribution agreement by and between the Issuer and NexCen Brands dated as of March 12, 2007, and relating to TAF, (ii) that certain contribution and assumption agreement by and between the Issuer and NexCen Brands dated as of May 1, 2007, and relating to the BBI Entities (iii) that certain contribution and assumption agreement by and between the Issuer and NexCen Brands dated as of August 2, 2007, and relating to Waverly, (iv) that certain contribution and assumption agreement by and between the Issuer and NexCen Brands dated as of September 7, 2007, and relating to the Pretzel Entities, (v) that certain contribution and assumption agreement by and between the Issuer and NexCen Brands dated as of November 9, 2007, and relating to the Ice Cream Entities, (vi) that certain contribution and assumption agreement by and between the Issuer and NexCen Brands dated as of January 29, 2008, and relating to the GAC Entities, (vii) that certain contribution agreement by and between SB Holdings and NexCen Brands dated as of the Restatement Date and relating to ShoeBox Holdings, LLC, and (viii) any other contribution or similar agreement where NexCen Brands redistributes any cash or other assets to any Co-Issuer, as the context may require.

"Copyrights": The copyrights and copyright applications set forth on Schedule II to each Security Agreement Supplement as updated from time to time in accordance with the terms of the Security Agreement.

"Cost of Goods": Shall mean the actual costs on a cash basis of ingredients, utilities and other direct and indirect costs incurred by GAC Manufacturing, LLC to provide Ancillary Products (as defined in the Manufacturing Agreement) or produce cookie dough to be sold to GAC Supply, LLC, but shall exclude any labor and employee benefit costs. For the avoidance of doubt, "Cost of Goods" shall not include any portion of the purchase price paid by franchisees that represents any margin, as determined by the Supply Manager in accordance with its customary policies and procedures.

"Covered Jurisdictions": Collectively for any Co-Issuer, the United States of America, Canada and any other jurisdiction needed to meet the proviso hereof for such Co-Issuer (the "First Stage Covered Jurisdictions"); provided, however, that in no event shall the First Stage Covered Jurisdictions at any time be less in the aggregate than 85% of the Value of Assets pledged hereunder by such Co-Issuer at such time (the Territory other than the First Stage Covered Jurisdictions being the "Second Stage Covered Jurisdictions").

"Covered Material Contract": Shall mean (i) each Material License Agreement and (ii) any Material Contract so designated in writing from time to time by the Agent in its sole discretion; such Covered Material Contracts with respect to this clause (ii) are set forth on Schedule I hereto as updated from time to time in accordance with the terms of the Security Agreement.

"Debt Service Amount": With respect to any Payment Date, the aggregate amount payable pursuant to Sections 14.1(a)(iv), (v), (vi), (viii) and (ix) of the Security Agreement on such Payment Date whether or not Distributable Cash is sufficient to make such distribution.

"Default": Any occurrence which is, or with notice or the lapse of time or both would become, an Event of Default.

"Default Rate": For any Note or any payment with respect thereto, the Base Rate plus the rate described in the Second Sentence of the definition of Note Interest Rate Margin.

"Deficiency Note": Any Brand Note that has automatically converted to a "Deficiency Note" in accordance with Section 3.11 of the Security Agreement.

"DEH": Shall mean Designer Equity Holding Company, LLC.

"DEH Repurchase Option Interest": Shall mean the following membership units in BBJ: (i) 183.150 Class A Units (as defined in the BBJ Operating Agreement), (ii) 45.789 Class B Units as defined in the BBJ Operating Agreement), (iii) 91.575 Class C Units (as defined in the BBJ Operating Agreement), and (iv) 57.234 Class D Units (as defined in the BBJ Operating Agreement).

"Determination Date": The tenth day after the end of each Collection Period.

"Disposed" and "Disposition": Shall each refer to any sale or other disposition of any asset or property.

"Distributable Cash": With respect to any Collection Period, the sum of (i) the balance, if any, in the Issuer Collection Account at the beginning of the applicable Collection Period, (ii) all deposits (excluding any Priority and Non-Distributable Amounts) to the Issuer Collection Account during the applicable Collection Period (other than amounts specifically deposited for purposes of effecting a full or partial redemption of one or more Notes), (iii) any interest earned on balances in the Issuer Collection Account during the applicable Collection Period, and (iv) all revenues received during such Collection Period by the Issuer pursuant to the Advisory Agreement with NexCen Brands.

"DLH": Shall mean Designer License Holding Company, LLC.

"DLH License Agreement": Shall mean that certain license agreement, date as of January 2, 2007 and amended on February 15, 2007, between DLH and DEH, as the same may be amended, modified, supplemented and/or restated from time to time.

"Dollars" or "$": Lawful currency of the United States of America.

"Eligible Borrower": Any entity that (i) is a wholly-owned subsidiary of the Issuer or a Co-Issuer; (ii) is a bankruptcy remote, special purpose entity; and (iii) has duly executed a Security Agreement Supplement. Notwithstanding the failure to satisfy part (i) of this definition, BBJ shall be an Eligible Borrower.

"Eligible Financial Institution": A depository institution that (a) has a combined capital and surplus of at least $100,000,000, (b) is subject to supervision or examination by Federal or state banking authority and subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), (c) has an office within the United States of America, (d) is not affiliated (as such term is defined in Rule 405 under the 1933 Act) with the Issuer or any Co-Issuer or with any Person involved in the organization or operation of the Issuer or any Co-Issuer and (e) has a short-term rating of P-1 from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from a Rating Agency or if no short-term rating exists, has long-term debt with at least an "A2" rating from Moody's or an equivalent rating from a Rating Agency or otherwise acceptable to the Noteholders and the deposits of which are insured to the full extent permitted by law by the FDIC and which has trust power and is organized under the laws of the United States of America or any state thereof. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this definition, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

"Eligible Investments": Any and all of the following:

(i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof which are backed by the full faith and credit of the United States;

(ii) certificates of deposit and time and demand deposits and bankers acceptances having original maturities of no more than 365 days of any bank or trust company incorporated under the laws of the United States or any state, provided that the long term debt obligations of such bank or trust company (or parent holding company thereof), at the date of acquisition thereof have received a credit rating in one of the two highest rating categories of a Rating Agency;

(iii) commercial paper of any Person incorporated under the laws of the United States or any state thereof having original maturities of not more than 180 days which on the date of acquisition has a credit rating in the highest rating category for commercial paper of a Rating Agency;

(iv) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a credit rating, at the time of such investment in the highest rating category of a Rating Agency; and

(v) bonds or other obligations having a short term unsecured debt rating in one of the two the highest rating categories of a Rating Agency and having a long term debt rating in the highest rating category of a Rating Agency issued by, or by authority of, any state of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico and agencies thereof, or any political subdivision of any of the foregoing.

"Enhancement Agreement": Any agreement between any Noteholder and any other Person(s), entered into to provide credit enhancement to such Noteholder's commercial paper facility, if any.

"Enhancement Provider": Any Person providing credit support to any Noteholder that is a commercial paper conduit or similar entity under an Enhancement Agreement, including pursuant to an unfunded commitment, or any similar entity with respect to any permitted assignee of such Noteholder.

"ERISA": The Employee Retirement Income Security Act of 1974, as amended.

"ERISA Affiliate": Any NexCen Entity or any other Person that, together with the NexCen Entity, would be treated as a single employer under Section 414 of the Code.

"ERISA Event": With respect to any NexCen Entity Plan: (a) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder (other than an event as to which the 30-day notice period is waived by regulation); (b) the failure to satisfy the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, whether or not waived; (c) the failure to make by its due date a required contribution under Section 412(m) of the Code (or Section 430(j) of the Code, as amended by the Pension Protection Act of 2006); (d) the failure to make any required contribution to a Multiemployer Plan; (e) the filing pursuant to Section 412 of the Code of an application for a waiver of the minimum funding standard; (f) the provision by the administrator of any NexCen Entity Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such NexCen Entity Plan in a standard termination described in Section 4041(b) of ERISA or a distress termination described in Section 4041(c) of ERISA; (d) the complete or partial withdrawal by the Issuer, any Co-Issuer or any Support Fund, or any ERISA Affiliate, from any NexCen Entity Plan with two or more contributing sponsors or the termination of any such NexCen Entity Plan, in each case, which results in liability pursuant to Section 4063 or 4064 of ERISA; (e) formal written notice from the PBGC of its intent to commence proceedings to terminate any NexCen Entity Plan; (f) the imposition of liability on the Issuer, any Co-Issuer or any Support Fund or any ERISA Affiliate, pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) the assertion of a material claim (other than routine claims for benefits) against such NexCen Entity Plan or the assets thereof, or against the Issuer, any Co-Issuer or any Support Fund or any ERISA Affiliate, in connection with such NexCen Entity Plan; (h) with respect to any NexCen Entity Plan that is intended to be qualified under Section 401(a) of the Code, the receipt from the Internal Revenue Service of notice of the failure of such NexCen Entity Plan to qualify under Section 401(a) of the Code or the failure of any trust forming part of such NexCen Entity Plan to qualify for exemption from taxation under Section 501(a) of the Code; (i) the imposition of a lien in favor of the PBGC, or a NexCen Entity Plan pursuant to Section 401(a)(29) or Section 412(n) of the Code or pursuant to ERISA; or (j) the complete or partial withdrawal by the Issuer, any Co-Issuer any Support Fund or any ERISA Affiliate from any Multiemployer Plan that has resulted or could reasonably be expected to result in material liability under ERISA.

"Event of Default": When used in connection with the Security Agreement, an Event of Default described in Section 6.1 thereof.

"Excluded Taxes": The meaning given to such term in Section 12.16 of the Security Agreement.

"Existing Notes": The meaning specified in the Preliminary Statement of the Security Agreement.

"Fair Market Value": For any property, the price at which such property would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of all relevant facts.

"FATF": The meaning given to such term in Section 12.9(aa) of the Security Agreement.

"FDIC": The Federal Deposit Insurance Corporation, or any successor thereof.

"First Stage Covered Jurisdictions": The meaning given to that term in the definition of Covered Jurisdictions.

"Forbearance Agreement": means that certain forbearance agreement, dated as of July 17, 2008, by and among the Agent, the Noteholder, NexCen Brands, the Issuer, the Co-Issuers and the Managers.

"Foreign IP Assets": The meaning given to that term in Section 12.3(c) of the Security Agreement.

"Foreign Person": A Person not organized under the laws of the United States or any state thereof.

"Franchise Fee Refunds": Franchise fees previously received by a Co-Issuer and returned to the applicable franchisee in the event that such franchisee is entitled to a refund of the same under the provisions of such franchisee's applicable License.

"Franchise Management Agreements": Those certain management agreements, entered into by and between the Franchise Manager and each Franchise Subsidiary Borrower, satisfactory to the Agent.

"Franchise Manager": The wholly-owned subsidiary of NexCen Brands that manages the assets of the Franchise Subsidiary Borrowers pursuant to management agreements satisfactory to the Agent.

"Franchise Notes": The Class A Franchise Notes and the Class B Franchise Notes.

"Franchise Subsidiary Borrower": An Eligible Borrower which has as its primary business purpose the franchising of consumer goods and/or services to others engaged in retail sales of such goods and/or services, which on the Restatement Date are: TAF, the Pretzel Entities, the Ice Cream Entities, SB Holdings and the GAC Entities.

"Free Cash Flow": For any applicable period, an amount equal to (a) all Collections in such period, minus (b) the sum of (i) Operating Expenses incurred in such period, plus (ii) to the extent constituting Operating Expenses, Capital Expenditures incurred in such period plus (iii) taxes paid in such period, in each case, of the Issuer and all Co-Issuers.

"Free Cash Flow Margin": With respect to any Payment Date, the ratio of the aggregate Free Cash Flow of the Issuer and the Co-Issuers as of the last day of the related Collection Period, divided by Collection Period Revenues for the Collection Period related to such Payment Date.

"Funding Date": Each date on which a Co-Issuer has made a Borrowing pursuant to the Security Agreement, the related Security Agreement Supplement, the Note Funding Agreement and the Joinder Supplement.

"GAAP": Generally accepted accounting principles in the United States of America in effect from time to time.

"GAC": Shall mean GAC Supply, LLC and GAC Manufacturing, LLC, collectively.

"GAC Entities": Shall mean GAC Franchise Brands, LLC, GAC Franchising, LLC, GAC Manufacturing, LLC and GAC Supply, LLC.

"GAC Manufacturing Operating Account": Shall mean the bank account of GAC Manufacturing, LLC at Bank of America, account number 004832054288.

"Governmental Authority": Any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Government Securities": The securities described in clause (i) of the definition of the term "Eligible Investments".

"Grant": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of a License or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and receipt for payments in respect of such License or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

"Hedge Agreement": Any interest rate hedge agreement(s) entered into by the Issuer with the Agent or any of its Affiliates.

"Held Collections Account": The trust account or accounts established and maintained by the Issuer for the benefit of the Agent as such pursuant to Section 13.3 of the Security Agreement.

"Ice Cream Entities": Shall mean Marble Slab Franchise Brands, LLC, Marble Slab Franchising, LLC, MaggieMoo's Franchise Brands, LLC and MaggieMoo's Franchising, LLC.

"Indebtedness": Of any Person, without duplication, (a) any obligation for borrowed money, including, (i) any obligation incurred through the issuance and sale of bonds, debentures, notes or other similar debt instruments and (ii) any obligation for borrowed money which is non-recourse to the credit of the Person but which is secured by any assets of such Person, (b) any obligation of such Person on account of deposits or advances with the exception of the Obligor Rebate Amount and Franchise Fee Refunds, (c) any obligation of such Person for the deferred purchase price of any property or services, except accounts payable arising in the ordinary course of such Person's business, (d) any obligation of such Person as lessee under a capital lease, other than capital leases and real property leases entered into in the ordinary course of business, (e) any obligation of such Person or of another secured by a lien on any asset of such Person, whether or not such obligation is assumed by such Person, (f) any obligation in respect of interest rate or foreign exchange hedging agreement and (g) guarantees of any of the above by any Person.

"Indemnified Amounts": The meaning given to such term in Section 12.13 of the Security Agreement.

"Indemnified Party": Any Noteholder, the Agent, any Program Administrator, any Enhancement Provider, any Liquidity Provider, each of the foregoing's employees, officers, directors, representatives and agents (including Agent's Professionals and Consultants) and each Affiliate, assignee or predecessor of any of the foregoing.

"Indemnity Agreement": Any or all of those certain indemnity agreements by and between NexCen Brands, on the one hand and each of TAF, Waverly, the Pretzel Entities, the Ice Cream Entities and the GAC Entities, respectively and as applicable, on the other hand, as the context may require.

"Independent Director": A natural person who, for the five-year period prior to his or her appointment as Independent Director has not been, and during the continuation of his or her service as Independent Director is not: (i) an employee, director, stockholder, member, manager, partner or officer of NexCen Brands, the Issuer or any Co-Issuer or any of its Affiliates (in any case, other than his or her service as an Independent Director of the Issuer or any Co-Issuer); (ii) a customer or supplier of NexCen Brands, the Issuer or any Co-Issuer or any of its Affiliates (other than his or her service as an Independent Director of the Issuer or any Co-Issuer); or (iii) any member of the immediate family of a person described in clauses (i) or (ii) above.

"Individual Asset": With respect to the Assets of a Co-Issuer, a contract category that is separately identified on Schedule III to the related Security Agreement Supplement.

"Initial Asset Value": With respect to the Assets of a Co-Issuer, for each Individual Asset, the Value of the Assets of such Co-Issuer as of the applicable Funding Date, as determined by the Manager, satisfactory to the Agent, as set forth opposite such Asset on Schedule III to the related Security Agreement Supplement.

"Intellectual Property": The meaning given to such term in Section 1.6 of the Security Agreement Supplement.

"Interest Period": With respect to any Note and as to any Payment Date, the period from and including the immediately preceding Payment Date to and including the day immediately preceding such Payment Date; provided, however, that with respect to any Note and the initial Payment Date, the period commencing on and including the Restatement Date to and including the day immediately preceding the initial Payment Date.

"Investment Company Act": The Investment Company Act of 1940, as amended.

"Investment Letter": The meaning specified Section 3.5 of the Security Agreement.

"IP Archives": With respect to any Co-Issuer, all products, samples, computer-aided designs, designs, drawings, paintings, illustrations, patterns, fabrics, artwork, advertising, books, print, video and audio related to such Co-Issuer's Intellectual Property and all such other materials that relate to the business of such Co-Issuer, including any materials held in such Co-Issuer's or the Manager's library that relate to such Co-Issuer's Intellectual Property.

"IP Businesses": Intellectual property-centric businesses, including consumer branded products and franchise businesses.

"Issue Date": With respect to any Note, the issue date indicated on such Note.

"Issuer": NexCen Holding, its permitted successors and permitted assigns.

"Issuer Collection Account": The trust account or accounts established and maintained by the Issuer for the benefit of the Agent as such pursuant to Section 13.2 of the Security Agreement.

"Issuer Management Agreement": That certain management agreement, dated as of March 12, 2007, by and between the Issuer and the Manager.

"Issuer Management Fee": Shall have the meaning given to such term in Section 2.2 of the Issuer Management Agreement.

"Issuer Manager": The wholly-owned subsidiary of NexCen Brands that manages the assets of the Issuer pursuant to the Issuer Management Agreement.

"Issuer Order": A written order or request signed in the name of the Issuer or a Co-Issuer by any two of its Authorized Signatories and delivered to the Agent.

"Issuers": The Issuer and Co-Issuers, collectively.

"Joinder Supplement": Shall have the meaning given to such term in Section 2.1(d) of the Note Funding Agreement.

"Law": Any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment, award or similar item of or by a Governmental Authority or any interpretation, implementation or application thereof.

"Letter of Credit": That certain letter of credit issued by the Bank of Tokyo-Mitsubishi UFJ, Ltd. for the account of Agent in its individual capacity in favor of Bank of America, N.A., supporting certain obligations with respect to certain deposit accounts of the Co-Issuers with Bank of America, N.A.

"Letter of Credit Fee": That certain fee payable by the Issuer, any Co-Issuer, any Manager and NexCen Brands, jointly and severally, in an amount equal to 3.75% of the stated amount of the Letter of Credit.

"LIBOR": A rate to be determined for any Payment Date on the second business day prior to commencement of the related Interest Period (each such date, an "Interest Determination Date") in accordance with the following terms. The Agent will determine LIBOR for such Interest Period on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Bloomberg Page BBAM, as of 11:00 a.m. (London time) on such Interest Determination Date.

As used in this definition of LIBOR: "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Bloomberg Page BBAM" means the display page currently so designated on the Bloomberg Page BBAM (or such other page as may replace the Bloomberg Page BBAM page on that service for the purpose of displaying London interbank offered rates of major bank(s); and "Reference Banks" means leading banks selected by the Agent and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Bloomberg Page BBAM on the Interest Determination Date in question, and (iii) which have been designated as such by the Agent.

On each Interest Determination Date, LIBOR for the applicable Interest Period will be established by the Agent as follows:

(a) If, on such Interest Determination Date, two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Period shall be the arithmetic mean of such offered quotations (rounded upwards, if necessary, to the nearest whole multiple of 0.0001%).

(b) If, on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0001%) of the one-month U.S. dollar lending rates that three New York City banks selected by the Agent are quoting at

approximately 11:00 a.m. (New York City time) on the relevant Interest Determination Date to leading European banks.

The establishment of LIBOR on each Interest Determination Date by the Agent and the Agent's calculation of the rate of interest applicable to the Notes for the related Interest Period shall (in the absence of manifest error) be final and binding.

"License Income": Any and all forms of income, proceeds or compensation, exclusive of any Priority and Non-Distributable Amounts, whether cash or other, paid on account of or in respect of any of the Licenses, provided, however, that any compensation received in any form other than cash or negotiable instruments shall not be deemed received until the same has been converted to cash.

"Licenses": At any time and from time to time, the licenses, franchise agreements, area development agreements, operating agreements, or other agreements for the exploitation of the Trademarks identified on Schedule II to each Security Agreement Supplement and any other licenses of trademarks to which the related Co-Issuer shall be a party as licensor, together with any extension, modification, renewal or replacement of any such agreement. For the sake of clarification, the term "Licenses" shall not include any Third Party License.

"Lien": Any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute or contract, whether or not such interest shall be recorded or perfected and whether or not such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, and including the lien or security interest arising from a mortgage, encumbrance, pledge, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes.

"Liquidity Agreement": Any agreement entered into, directly or indirectly, in connection with or related to, the Security Agreement pursuant to which any Person agrees to make loans or advances to, or purchase from, any Noteholder that is a commercial paper conduit or similar entity in order to provide liquidity for the Noteholder's commercial paper notes or other senior Indebtedness.

"Liquidity Provider": Any lender or liquidity provider that is at any time party to a Liquidity Agreement or any successor or assign of such lender or liquidity provider or any similar entity with respect to any Noteholder or permitted assignee of any Noteholder that is a commercial paper conduit or similar entity.

"Lowe's License Agreement": Than certain license agreement, dated September 27, 2004, as amended on April 17, 2006, between Waverly and Lowe's Companies, Inc.

"Majority Holders": The meaning described thereto in Section 1.2(a) of the Security Agreement.

"Manage": With respect to any specified property, to lease, operate, license, renew, extend, advertise, exploit, promote, market, publicize, maintain quality control, settle, compromise, collect, enforce or otherwise deal with such property.

"Management Agreement": Any or all of the Issuer Management Agreement, Brand Management Agreements, the Supply Management Agreement and/or the Franchise Management Agreements, as the context may require.

"Management Services": The meaning ascribed to such term in Section 2.1(a) of any Management Agreement.

"Manager": Any or all of the Franchise Manager, the Brand Manager, the Supply Manager and/or the Issuer Manager, as the context may require.

"Manager Advances": Advances made by the applicable Manager on behalf of any Co-Issuer in respect of Obligor Rebate Amounts or Franchise Fee Refunds.

"Manager Fee": With respect to any Manager (other than, for the avoidance of doubt, any Back-up Manager) and (i) the Brand Notes, a fee equal to the Operating Expenses for the respective Collection Period with respect to the management of the Brand Subsidiary Borrower under the related Management Agreement; provided, that such related amount in the aggregate shall not exceed $15,000,000 for the calendar year 2008 and $7,000,000 for the calendar year 2009 and (ii) the Franchise Notes, a fee equal to the Operating Expenses for the respective Collection Period with respect to the management of the related Franchise Subsidiary Borrower under the related Management Agreement; provided, that such amount in the aggregate shall not exceed (a) in the calendar year 2008, the higher of (1) $40,000,000 and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $110,000,000 in such calendar year; (b) in the calendar year 2009, the higher of (1) $22,000,000 and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $70,000.000 in such calendar year; (c) in the calendar year 2010, the higher of (1) $23,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $70,000,000 in such calendar year, (d) in the calendar year 2011, the higher of (1) $23,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $72,000,000 in such calendar year, (e) in the calendar year 2012, the higher of (1) $24,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $74,000,000 in such calendar year and (f) in calendar year 2013, the higher of (1) $25,000,000 and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $75,000,000 in such calendar year.

"Manager Report": The meaning ascribed to such term in Section 6.1(h) of any Management Agreement.

"Manager Termination Event": The meaning ascribed to such term in Section 7.1 of any Management Agreement.

"Manager Termination Notice": The meaning ascribed to such term in Section 7.2 of any Management Agreement.

"Manufacturing Agreement": That certain manufacturing agreement, dated as of January 29, 2008, between GAC Manufacturing, LLC and GAC Supply, LLC.

"Master License Agreement": Shall mean any master license agreement between any two Co-Issuers, whereby a Co-Issuer that holds intellectual property licenses the use of such intellectual property to a related Co-Issuer involved in franchising or licensing activities with third parties related to such intellectual property.

"Material Adverse Change": Shall mean the occurrence of any event, condition, change, development, circumstance or effect that, individually or in the aggregate, has had, is having or could reasonably be expected to have (with the lapse of time, giving of notice or otherwise) a material adverse effect on (i) the collectibility of interest and principal on the Notes or of any of the other Secured Obligations, (ii) the value or collectibility of the Assets, (iii) the business, financial condition, liabilities, assets, properties, prospects, profits, operations or results of operations of the Issuer, any Co-Issuer, any Support Fund, any Manager or NexCen Brands, individually or taken as a whole, (iv) the ability of any of the Issuer, any Co-Issuer, any Manager or NexCen Brands to perform its respective obligations under any of the Transaction Documents to which it is a party, (v) the validity or enforceability of any Transaction Document, (vi) the Agent's ability to foreclose or otherwise enforce its interest in any Collateral as contemplated under the Transaction Documents or any other interest or right of the Agent, the Noteholders or any other Indemnified Party (including any enforcement rights or with respect to the perfection or priority of any Lien created or purported to be created under any Transaction Document) under any of the Transaction Documents or otherwise with respect to the transaction contemplated therein.

"Material Contract": Shall mean (i) with respect to the Issuer or any Co-Issuer, any contract, agreement or instrument (including all Material License Agreements) to which the Issuer or such Co-Issuer is a party, from time to time, and (ii) with respect to any Manager or NexCen Brands, any material contract, agreement or instrument, whether written or otherwise, to which such Manager or NexCen Brands is a party.

"Material Contract Trigger Event": Shall occur upon (i) a Co-Issuer's failure, within five (5) Business Days prior to the renewal date or expiration date of a Covered Material Contract, to extend such agreement or substitute a new agreement in form and with similar terms, or terms more favorable to such Co-Issuer, as the prior contract or otherwise as is acceptable to the Agent; provided, (a) that if any Brand Notes (including the Deficiency Notes, if any) remain Outstanding, such Co-Issuer shall have an additional five (5) Business Days to so extend or substitute if such Co-Issuer is diligently pursuing such course of action and (b) that if all of the Brand Notes (including the Deficiency Notes, if any) have been paid in full, such Co-Issuer shall have a total of thirty (30) days to so extend or substitute if such Co-Issuer is diligently pursuing such course of action, or (ii) the termination of, or the occurrence of any payment default or other material default or material breach by any party under, any Covered Material Contract, that continues to the earlier of (A) five (5) Business Days after such occurrence or (B) the affected party takes any action to enforce or exercise remedies with respect to such occurrence, unless in the case of any such termination a substitute of such terminated agreement in form and with similar terms, or terms more favorable to such Co-Issuer as the prior agreement, or otherwise as is acceptable to the Agent, or in the case of any such default or

breach, a waiver thereof is entered into by the parties thereto in form and substance acceptable to the Agent by the end of such period; provided, that (x) any continuing default under the DLH License Agreement or Blue Mountain License Agreement that was expressly waived under the Waiver and Release Agreement shall not constitute a Material Contract Trigger Event unless it remains uncured on January 31, 2009, and then in such case, such default shall be a Material Contract Trigger Event and (y) any such event with respect to a Material License Agreement shall not constitute a Material Contract Trigger Event if the related License Income of such Material License Agreement does not exceed one percent (1%) of the aggregate License Income of all Co-Issuers.

"Material License Agreement": Shall mean (i) those Licenses identified as such in a schedule to any Security Agreement Supplement as updated from time to time in accordance with the terms of the Security Agreement and (ii) with respect to each Co-Issuer, each License with respect to which the related License Income of such License, plus the License Income with respect to each other License which has same Obligor or any Affiliate thereof (assuming that all Obligors timely pay all amounts due under their respective Licenses), to such Co-Issuer exceeds five percent (5%) of the aggregate License Income with respect to all Licenses of such Co-Issuer calculated on a rolling six-month basis and updated quarterly in the Asset Income Report. The Material License Agreements with respect to clause (i) above, as of the Restatement Date, are set forth on Schedule II hereto or Schedule IV to a Security Agreement Supplement delivered on the Restatement Date.

"Maturity Date": With respect to (i) any Brand Note (including after conversion, if any, to a Deficiency Note), the Brand Note Maturity Date, (ii) any Class A Franchise Note, July 31, 2013 and (iii) any Class B Franchise Note, July 31, 2011.

"Maximum Facility Balance": As of the Restatement Date, the principal balance of $175,660,114.01.

"Minimum Brand Notes DSCR": 1.00:1.

"Minimum Class A Franchise Notes DSCR": With respect to (i) calendar years 2008 through 2011, 4.00:1, and (ii) calendar years 2012 and 2013, 3.50:1.

"Minimum Class A and Class B Franchise Notes DSCR": With respect to (i) calendar years 2008 and 2009, 2.00:1, and (ii) at any time after calendar year 2009, 2.50:1.

"Multiemployer Plan": Shall have the meaning as such term is defined in Section 3(37)(A) of ERISA

"Net Proceeds" shall mean:

(a) With respect to any sale of any asset or property by any Person, the aggregate consideration received by such Person from such sale less the sum of (i) the actual amount of the reasonable and documented fees and commissions payable to Persons other than such Person or its Affiliates, the reasonable and documented out-of-pocket legal expenses and other costs and expenses directly related to such sale that are to be paid by such Person (including, without

limitation, transfer, sale, use and other similar taxes payable in connection with such sale), (ii) income taxes reasonably estimated to be payable as a result of such sale and (iii) the amount of any Indebtedness (other than the Secured Obligations) which is secured by such asset and is required to be repaid or prepaid by such Person as a result of such sale; and

(b) With respect to any issuance or incurrence of any Indebtedness by any Person, the aggregate consideration received by such Person from such issuance or incurrence less the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such Person or its Affiliates, the reasonable and documented out-of-pocket legal expenses and the other reasonable out-of-pocket costs and expenses directly related to such issuance or incurrence that are to be paid by such Person; and

(c) With respect to any equity raise by any Person, the aggregate consideration received by such Person from such equity issuance less the sum of the actual amount of the reasonable and documented out-of-pocket fees and commissions payable to Persons other than such Person or its Affiliates, the reasonable and documented out-of-pocket legal expenses and the other reasonable documented and out-of-pocket costs and expenses directly related to such issuance that are to be paid by such Person.

"NexCen Brands": NexCen Brands, Inc., a Delaware corporation, the parent entity of NexCen Holding.

"NexCen Entity": NexCen Brands, Inc. or any of its subsidiaries or Affiliates.

"NexCen Entity Plan": Any "employee benefit plan" (as defined in Section 3(3) of ERISA) for the benefit of any ERISA Affiliate, or with respect to which the NexCen Entity or ERISA Affiliate has or may have any liability, including any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), any Pension Plan, any Title IV Plan, any Multiemployer Plan and any other written or oral plan, contract or arrangement involving direct or indirect compensation or benefits, including insurance coverage, severance or other termination pay or benefits, change in control, retention, performance, holiday pay, vacation pay, fringe benefits, disability benefits, pension, retirement plans, profit sharing, deferred compensation, bonuses, stock options, stock purchase, restricted stock or stock units, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation, maintained or contributed to by any NexCen Entity or ERISA Affiliate (or that has been maintained or contributed to in the last six years by any NexCen Entity or ERISA Affiliate) for the benefit of any current or former director, officer, employee or consultant of any NexCen Entity or ERISA Affiliate, or with respect to which any NexCen Entity or ERISA Affiliate has or may have any liability.

"NexCen Holding": NexCen Holding Corporation (f/k/a NexCen Acquisition Corp.), a wholly-owned subsidiary of NexCen Brands.

"Non-Cooperative Jurisdiction": A country or territory designated as a non-cooperative jurisdiction by FATF.

"Note" or "Notes": Any or all of the Brand Notes (including after conversion, if any, to a Deficiency Note) and the Franchise Notes, as the context may require.

"Note Co-Issuers": The Co-Issuers of a specific Note.

"Note Funding Agreement": That certain Amended and Restated Note Funding Agreement, dated as of the Restatement Date, by and among the Issuers, NexCen Brands, the Agent and the Noteholder.

"Note Interest Rate": On and after the Restatement Date with respect to (i) each BBI Note, Waverly Note and Class A Franchise Note, the Base Rate plus the applicable Note Interest Rate Margin with respect to such Note, (ii) each Class B Franchise Note, 12.00% per annum through July 31, 2009, and 15.00% per annum thereafter, and (iii) each Deficiency Note, 15.00% per annum; provided, however, that if an Event of Default exists, then the applicable "Note Interest Rate" for each Class B Franchise Note and each Deficiency Note shall be increased by 2.00% per annum above the applicable rate described above.

"Note Interest Rate Margin": On and after the Restatement Date prior to the occurrence of an Event of Default, with respect to (i) any BBI Note, 7.00% per annum; provided, that if either all of the Assets or equity interests related to the BBI Notes (including in the BBI Entities) remain unsold or otherwise remain the property of NexCen Brands or any of its Affiliates on December 31, 2008, then 9.00% per annum for each Interest Period thereafter, (ii) any Waverly Note, 5.00% per annum; provided, that if either all of the Assets or equity interests related to the Waverly Notes (including Waverly) remain unsold or otherwise remain the property of NexCen Brands or any of its Affiliates on December 31, 2008, then 7.00% per annum for each Interest Period thereafter, and (iii) any Class A Franchise Note, 3.75% per annum; provided, that if any Class A Franchise Note remains outstanding after July 31, 2011, then 5.00% per annum for each Interest Period thereafter. If any Event of Default has occurred, the applicable Note Interest Rate Margin with respect to any BBI Note, Waverly Note or Class A Franchise Note shall be increased by 2.00% per annum above the applicable margin for such Note described in the preceding sentence.

"Note Principal Balance": (i) With respect to each Note, on any date of determination thereof, an amount equal to (A) the Restated Note Principal Balance of such Note, less (B) the aggregate principal payments previously made with respect to such Note and (ii) with respect to the Class B Franchise Notes, the Note Principal Balance determined pursuant to the preceding clause (i) for such Note as such Note Principal Balance as may be increased from time to time in accordance with Section 12.1 of the Security Agreement with respect to PIK Interest.

"Noteholder" or "Holder": Subject to the provisions of Section 15.1(a) of the Security Agreement, each holder, from time to time, of an interest in a Note.

"Obligor": A Person obligated to pay a Receivable.

"Obligor Rebate Amounts": The obligor rebate amounts due to a licensee pursuant to the terms of the related Contract, as set forth in Schedule XI to the Security Agreement Supplement on the Restatement Date and such other amounts thereafter arising and permitted as "Obligor Rebate Amounts" under the Transaction Documents and with respect to which the Agent has been given notice.

"OFAC": The Office of Foreign Assets Control.

"Officer's Certificate": With respect to the Issuer or a Co-Issuer, a certificate signed by any duly authorized officer, including any vice president, assistant vice president, or any officer or assistant officer of the Issuer or a Co-Issuer, as applicable, customarily performing functions similar to those performed by any of the above-designated officers.

"Operating Expenses": With respect to each Co-Issuer and related Manager, and without duplication, the documented amounts incurred in the ordinary course of business by such Co-Issuer or Manager with respect to salaries, bonuses, commissions, employee benefits and taxes, travel and entertainment, recruiting and subscription costs, legal and accounting costs, office rents, bank fees (including such bank fees otherwise paid or payable in Article XIV), insurance costs, property and sales cash taxes, state and local cash taxes sales and marketing costs, Manager Advances, reasonable corporate overhead allocations and other out-of-pocket cash expenses reasonably incurred by the related Manager in the ordinary course of operating such Co-Issuer (including the permitted items listed in Section 12.9(j) of the Security Agreement), all as specified in reasonable detail in each applicable Manager Report. In addition, only with respect to the Managers related to the Franchise Subsidiary Borrowers, capital expenditures not to exceed $360,000 per annum in the aggregate.

"Opinion of Counsel": A written opinion of counsel who may, except as otherwise expressly provided in the Security Agreement, be in-house counsel employed full-time by the Person (or an Affiliate of such Person) required to deliver the opinion.

"Organizational Documents": With respect to any Person, any operating agreement, limited liability company agreement, articles of incorporation, by-laws and any other formation, incorporation or charter documents of such Person, as applicable.

"Original Closing Date": March 12, 2007.

"Original Seller": The meaning given to such term in a Security Agreement Supplement.

"Other Intellectual Property": The following property:

(i) The Copyrights, and all Copyright applications and registrations therefor, to which a Co-Issuer owns rights as more fully set forth on Schedule II to each Security Agreement Supplement as updated from time to time in accordance with the terms of the Security Agreement;

(ii) The Patents and all Patent applications to which the to which a Co-Issuer owns rights as more fully set forth on Schedule II to each Security

Agreement Supplement as updated from time to time in accordance with the terms of the Security Agreement;

(iii) The trade secrets, inventions, methodology, processes, technology, technical information and know-how and other proprietary intellectual property rights and information (collectively, the "Technology") related to the manufacture, marketing, distribution or sale by a Co-Issuer of any products in connection with which such Co-Issuer has or may subsequently obtain the right to use the Trademarks;

(iv) design patents and registrations, Trade Dress described in Schedule II to each Security Agreement Supplement as updated from time to time in accordance with the terms of the Security Agreement and product configuration, advertising, photographs, layouts, promotional materials and manuals that are used in connection with or of any products or applications, whatsoever; and

(v) the domain names to which a Co-Issuer owns rights as more fully set forth in Schedule II to each Security Agreement Supplement as updated from time to time in accordance with the terms of the Security Agreement.

"Outstanding": With respect to the Notes and Borrowings evidenced thereby, as of the date of determination, all Notes theretofore delivered under the Security Agreement except:

(i) Notes theretofore canceled by the Issuer or delivered to the Issuer for cancellation;

(ii) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Agent in trust for the Holders of such Notes or previously paid;

(iii) Notes in exchange for or in lieu of which other Notes have been delivered pursuant to the Security Agreement; and

(iv) For purposes of voting and consent matters only, any Notes owned by NexCen Brands or any Affiliate thereof.

"Outstanding Note Balance": As of any date of determination, the aggregate amount of the Note Principal Balance in respect of the Outstanding Notes.

"Patents": The meaning given to such term in Section 1.6 of the Security Agreement Supplement.

"Payment Date": For each Note, the 17th day after the end of each Collection Period until the related Maturity Date for such Note (provided, that if any such date is not a Business Day, the Payment Date shall be the next ensuing Business Day). The initial Payment Date shall be August 18, 2008.

"PBGC": The Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

"Pension Plan": Shall have the meaning as such term is defined in Section 3(3) of ERISA.

"Permitted Encumbrances": Shall mean (a) with respect to the Trademarks, any related License provided to Licensees; (b) with respect the Receivables, Obligor Rebate Amounts, if any, and the Priority and Non-Distributable Amounts, if any, in each case incurred in the ordinary course of business; (c) Liens in favor of the Agent created under any Transaction Document; and (d) Liens, existing or inchoate, related to storage, work, labor, usage, tax or other liens arising by operation of the law of like general nature, in each case in this clause (d), (i) incurred in the ordinary course of business and not in connection with the borrowing of money or the sale or voluntary pledge of assets and (ii) not material in amount and which, individually or in the aggregate, do not materially interfere with the rights hereunder of the Agent or of any other Indemnified Party in, or with respect to any or all of the Collateral or result in a Material Adverse Change.

"Permitted Private Equity Raise": Shall mean one or more equity raises by NexCen Brands or its Affiliates, other than through the capital markets, not to exceed $5,000,000 on a cumulative basis, provided, at the time of any such equity raise, (i) no Default or Manager Termination Event has occurred or will occur, including on a pro forma basis, as a result such equity raise or (ii) no Change of Control shall occur with respect to the Issuer or related Co-Issuer.

"Person": Any individual, corporation, partnership, limited liability company, joint venture, joint-stock company, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof or other entity.

"PIK Interest": The meaning specified in Section 12.1 of the Security Agreement.

"Preferred Vendor Agreement": Shall mean any preferred vendor agreement or similar arrangement, written or oral, pursuant to which a counterparty agrees to provide products, supplies or services to any franchisee or licensee of any Co-Issuer, or to a Co-Issuer or any Manager, including any rights that Issuer or any Co-Issuer may have to receive payments thereunder from any Affiliate or other Person.

"Pretzel Entities": Shall mean PT Franchise Brands, LLC, PT Franchising, LLC, PM Franchise Brands, LLC and PM Franchising, LLC.

"Pretzel Management Agreements": Shall mean that certain amended and restated franchise management agreement, dated as of September 7, 2007, by and among Franchise Manager, PT Franchise Brands, LLC and PT Franchising, LLC and that certain amended and restated franchise management agreement, dated as of September 7, 2007, by and among Franchise Manager, PM Franchise Brands, LLC and PM Franchising, LLC.

"Priority and Non-Distributable Amounts": Amounts, in which none of NexCen Brands, any Co-Issuer, the Issuer or any Manager has any right, title or interest whatsoever,

deposited into a Co-Issuer Collection Account and that consist of (and only to the extent they consist of) (a) payments made by Licensees, which pursuant to the terms of the related License, are required to be used only to fund advertising, marketing and other similar costs for the benefit of the Licensees, (b) Obligor Rebate Amounts or (c) amounts owed in the nature of commissions and the like pursuant to existing contractual arrangements, which amounts, if any, for each Co-Issuer are set forth on a schedule on the related Funding Date of the related Security Agreement Supplement and/or are amounts to be paid in connection with future such arrangements that may be approved by the Agent from time to time in its sole discretion.

"Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

"Program Administration Agreement": Any administration or similar agreement between any Noteholder that is a commercial paper conduit or similar entity and the related Program Administrator governing certain aspects of the administration of such Noteholder's commercial paper facility or any other agreement having similar purposes, as in effect from time to time.

"Program Administrator": Any administrator or Person performing similar functions for any Noteholder that is a commercial paper conduit or similar entity and its successors appointed as such under the related Program Administration Agreement.

"Program Information": Shall have the meaning as set forth in Section 6.15 of the Note Funding Agreement.

"Program Support Providers": Any Liquidity Providers or Enhancement Providers.

"Qualified Hedge Counterparty": (a) The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch or an Affiliate thereof or (b) any financial institution with a short term rating of at least "A-1+" from Standard & Poor's, a division of The McGraw-Hill Companies, Inc., (or "A-1" if such institution has a long term credit rating of "AA" or higher) and "P-1" from Moody's Investors Service, Inc., that is acceptable to the Agent in its sole discretion.

"Quarterly Payment Date": Shall mean the 17th day of January, April, July and October of each calendar year (provided, that is any such date is not a Business Day, the Quarterly Payment Date shall be the next ensuing Business Day).

"Rating Agency": Shall mean any nationally recognized securities rating agency.

"Real Property": The meaning given to such term in Section 1.7 of the GAC Security Agreement Supplement.

"Real Property Assets": The meaning given to such term in Section 1.7 of the GAC Security Agreement Supplement.

"Receivables": Amounts payable under or in respect of any of the Assets or other Collateral.

"Recipes and Processes": Shall mean each material recipe and proprietary food process owned by GAC Brands, LLC, and licensed to GAC Franchising, LLC for use in the production of dough for use by each obligor of GAC Franchising, LLC.

"Redemption Date": Any Business Day specified for redemption in accordance with Article XI of the Security Agreement.

"Redemption Notice": The notice of redemption described in Section 11.3 of the Security Agreement.

"Redemption Price": The portion of the Net Proceeds of any transaction permitted in Section 11.7 of the Security Agreement necessary to reduce the Principal Note Balance of the affected Notes to zero and to pay any accrued and unpaid interest thereon in full.

"Registration of Rights Agreement": Any registration of rights agreement, substantially in the form of Exhibit G to the Security Agreement, entered into between NexCen Brands and the Noteholders, pursuant to, and in accordance with, Section 3.10 of the Security Agreement.

"Regulatory Change": means, relative to any Indemnified Party:

(a) any change in (or the adoption, implementation, change in phase-in or interpretations or commencement of effectiveness of) any:

(i) Law applicable to such Indemnified Party;

(ii) regulation, interpretation, directive, requirement or request (whether or not having the force of Law) applicable to such Indemnified Party of (A) any Governmental Authority charged with the interpretation or administration of any Law referred to in clause (a)(i) or of (B) any fiscal, monetary or other authority having jurisdiction over such Indemnified Party; or

(iii) generally accepted accounting principles or regulatory accounting principles applicable to such Indemnified Party and affecting the application to such Indemnified Party of any Law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

(b) any change in the application to such Indemnified Party of any existing Law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.

"Related Rights":

(i) The sole and exclusive right to receive and collect any and all License Income regardless of when earned and payable and accruing under the Licenses whether before or after the related Funding Date;

(ii) The sole and exclusive right to possess, retain and exploit, in perpetuity, in any manner or media, the Trademarks and Other Intellectual Property and any and all other rights (including merchandising rights) now or hereafter existing in any Asset;

(iii) The sole and exclusive right to prosecute and defend all claims or causes of action arising out of or related to past, present or future infringement or misappropriation of any Asset;

(iv) The sole and exclusive right to amend, modify, extend, renew, terminate, replace or sell any Assets in the related Co-Issuer's own name; and

(v) All proceeds of the foregoing.

"Relevant Entity": The meaning given to that term in Section 1.6 of any Security Agreement Supplement.

"Reporting Date": The 10th day of each month, or if such day is not a Business Day, the next succeeding Business Day.

"Responsible Officer": With respect to any Person and a particular matter, any officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Restated Note Principal Balance": With respect to each Note, the principal balance of such Note as of the Restatement Date and listed on Schedule I to the Note Funding Agreement.

"Restatement": The amendment and restatement of the Security Agreement and the other Transaction Documents effective as of the Restatement Date.

"Restatement Date": The first Business Day on which the conditions precedent described in Exhibit A to the Security Agreement have been satisfied.

"Restricted Vendor Supply Funds": Shall mean funds provided under a Vendor Supply Arrangement (which may be up front fees), (a) with specific requirements for use of such funds or (b) otherwise Unrestricted Vendor Supply Funds for which the Agent grants its written consent to be treated as "Restricted Vendor Supply Funds."

"Restructuring Fee": The restructuring fee agreed to by NexCen Brands, the Issuer and the Co-Issuers in a separate fee letter agreement dated as of the Restatement Date.

"Rolling 3 Month Net Revenue": With respect to any Payment Date or other date of determination, and without duplication, the sum of the Collection Period Revenues for the three (3) most recently ending Collection Periods as of such date, less the sum of the aggregate amounts payable pursuant to Sections 14.1(a)(i), (ii) and (iii) of the Security Agreement on such Payment Date and the immediately prior two (2) Payment Dates.

"Rolling 12 Month Free Cash Flow Margin": With respect to any Payment Date, the ratio of the aggregate Free Cash Flow of the Issuer and all the Co-Issuers for the last twelve (12) Collections Periods as of the last day of the related Collection Period, divided by the aggregate Collection Period Revenues of the Issuer and all the Co-Issuers for the last twelve (12) Collection Periods.

"Rule 144A": The rule of the United States Securities and Exchange Commission so named.

"SB Holdings": Shall mean ShBx IP Holdings, LLC.

"Schedule of Assets": The list of Assets set forth as Schedule II to each Security Agreement Supplement, as amended from time to time.

"Second Stage Covered Jurisdictions": The meaning given to that term in the definition of Covered Jurisdictions.

"Secured Obligations": The principal and interest due on all of the Notes, all Indemnified Amounts, all obligations of the Issuers arising under any Hedge Agreement and all other amounts owed to any Indemnified Party under any of the Transaction Documents.

"Security Agreement": Collectively, that certain Amended and Restated Security Agreement, dated as of the Restatement Date, by and among the Issuers, NexCen Brands and the Agent, that certain Australian Security Agreement (as such agreement will be amended and restated in accordance with the Security Agreement), dated as of March 12, 2007, by and among the Issuers, NexCen Brands and the Agent and any other security agreement required to be filed in any jurisdiction other than the United States of America or Australia.

"Security Agreement Supplement": Any agreement, substantially in the form of Exhibit H to the Security Agreement, by and among the Issuer, NexCen Brands, the Subsidiary Borrowers and the Agent which provides for the addition of any Subsidiary Borrower to the Security Agreement as a Co-Issuer party thereto and, among other things, sets forth certain terms of any related Borrowing and, as applicable, makes other modifications to the Security Agreement.

"Security Deed": That certain Deed to Secure Debt, Assignment of Rent, Leases and Profits, and Security Agreement, dated as of January 29, 2008, by GAC Manufacturing, LLC to the Agent, as agent for the Noteholder.

"Securities Act": The Securities Act of 1933, as amended.

"Senior Manager Fee": With respect to any Manager, an amount equal to 55% of the applicable Manager Fee owing such Manager for the respective Collection Period.

"Service Agreement": Any service agreement that is designated as such in a Security Agreement Supplement.

"Shoe Box Entities": Shoe Box Franchise Brands, LLC, Shoe Box Franchising, LLC and Shoe Box Holdings LLC.

"Stock Purchase Warrant": Any stock purchase warrant, substantially in the form of Exhibit F to the Security Agreement, executed by NexCen Brands, pursuant to, and in accordance with, Section 3.10 of the Security Agreement.

"Stock Rights": Any securities, dividends or other distributions and any other right or property which the Issuer or any Co-Issuer shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a Person and any securities, any right to receive securities and any right to vote or receive earnings, in which the Issuer or any Co-Issuer now has or hereafter acquires any rights, issued by an issuer of such securities.

"Subordinate Manager Fee": With respect to any Manager, an amount equal to 45% of the applicable Manager Fee owing such Manager for the respective Collection Period.

"Subsidiary Borrower": A Brand Subsidiary Borrower or a Franchise Subsidiary Borrower that is an Eligible Borrower.

"Supply and License Agreement": That certain Supply and License Agreement, dated as of January 29, 2008, by and between GAC Supply, LLC and GAC Franchising, LLC.

"Supply Management Agreement": Those certain management agreements entered into by and between the Supply Manager and GAC, satisfactory to the Agent.

"Supply Manager": NB Supply Management Corp., a wholly-owned subsidiary of NexCen Brands.

"Support Fund": Athlete's Foot Marketing Support Fund, LLC or the meaning given to such term in a Security Agreement Supplement for use in any Security Agreement Supplement, as applicable.

"Support Fund Account": The trust account or accounts established and maintained by a Support Fund as such pursuant to the related Security Agreement Supplement.

"TAF": Shall mean Athlete's Foot Brands, LLC.

"Target License Agreement": That certain license agreement, dated April 22, 2005, between Waverly and Target Brands, Inc.

"Taxes": The meaning given to such term in Section 12.16 of the Security Agreement.

"Territory": Shall have the meaning as set forth in each Security Agreement Supplement.

"Third Party License": Shall mean any license agreement between a Note Co-Issuer and any person ("Third Party Licensor") pursuant to which such Note Co-Issuer has been granted the right to use intellectual property of a Third Party Licensor.

"Title IV Plan": A Pension Plan subject to Title IV of ERISA.

"Trade Dress": The meaning given to such term in Section 1.6 of the Security Agreement Supplement.

"Trademarks": (i) The names, marks and/or designations, and all applications and registrations therefor that are set forth on Schedule II to each Security Agreement Supplement; (ii) all logos, designs and product configuration, packaging or other distinctive configurations used in connection therewith; and (iii) all other rights, whether now known or created in the future, relating to any of the foregoing.

"Transaction Documents": The collective reference to the Note Funding Agreement, Security Agreement, the Security Agreement Supplements, the Security Deed, the Notes, the Management Agreements, the Back-up Management Agreements, the Covered Material Contracts, Hedge Agreements, the Indemnity Agreements, the Contribution Agreements, the Advisory Agreement, the Manufacturing Agreements, the Supply and License Agreement, all Master License Agreements, the Waiver and Release Agreement, the Stock Purchase Warrants (if any), the Registration of Rights Agreements (if any), any blocked account agreement, lockbox agreement or similar agreement, any fee letter and other documents entered into in connection with the transactions contemplated in any of the foregoing to which the Issuer, any Co-Issuer, NexCen Brands or any Manager is a party.

"Transfer Agreement": The meaning given to that term in Section 6.1(17) of the Security Agreement.

"UCC": The Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of non-perfection of any Liens on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

"Unregistered Marks": The meaning given to that term in Section 1.6 of the Security Agreement Supplement.

"Unrestricted Vendor Supply Funds": Shall mean funds provided under a Vendor Supply Arrangement with no specific requirements for the use of such funds.

"USA PATRIOT Act": The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (2001), as amended.

"Valuation": The aggregate Fair Market Value of each of the Issuer and each of the Co-Issuers, attributed by the Agent's Professionals and Consultants, and determined using a

combination of an income valuation approach (discounted cash flow analysis based on free cash flow) and a market valuation approach (comparable transaction multiples and comparable company multiples).

"Valuation Report": The report prepared by the Agent's Professionals and Consultants setting forth the Valuation of the Issuer and each of the Co-Issuers.

"Value": The lower of the acquisition price paid by a Co-Issuer for its Assets and the valuation, if any, of such Assets as determined by a valuation specialist approved by the Agent; provided, however, that unless otherwise agreed by the Issuer and the Agent, patents and copyrights held by a Co-Issuer shall have a value of zero; provided however, in the case of existing Assets, either (i) the valuation as calculated by the Manager and approved by the Agent or (ii) the valuation of such existing Assets as determined by a valuation specialist approved by the Agent at the expense of the Issuer.

"Vendor Supply Arrangement": Shall mean any arrangement, written or oral, which provides for the payment of funds in the form of rebates or other similar payments by vendors who sell goods to franchisees or Licensees based on purchases of products, supplies or services by such Franchisee, Obligors or Licensees of more than one Co-Issuer, including volume based products rebates, pouring rights arrangements and payments for promotion of a vendor's products, supplies or services.

"Waiver and Release Agreement": That certain waiver and release agreement, dated as of the Restatement Date, by and among the Agent, the prior Noteholders, NexCen Brands, the Issuer and the Co-Issuers.

"Warrants": The meaning specified in Section 3.10 of the Security Agreement.

"Waverly": Shall mean WV IP Holdings, LLC.

"Waverly Notes": the Notes relating to Waverly with an aggregate Note Principal Balance on the Restatement Date of $21,323,416.01.

EXHIBIT A

CONDITIONS PRECEDENT

Conditions to Effectiveness. The following shall be conditions precedent to the Restatement Date:[1]

(a) This Security Agreement (but for the satisfaction of this Exhibit A) and the other Transaction Documents shall have become effective in accordance with their respective terms.

(b) All of the terms, covenants, agreements and conditions of this Security Agreement and the other Transaction Documents to be complied with and performed by the Issuer, any Co-Issuer, any Manager or NexCen Brands, on or before the Restatement Date shall have been complied with or otherwise waived by the Agent.

(c) Each of the representations and warranties of the Issuer, each Co-Issuer, each Manager and NexCen Brands made in this Security Agreement and in the other Transaction Documents shall be true and correct as of the time of the Restatement Date as though made as of such time (except to the extent that they expressly relate to an earlier or later time).

(d) No Default or Event of Default shall have occurred and be continuing other than as waived in the Waiver and Release Agreement or would result from the transactions contemplated to occur on the Restatement Date.

(e) The Agent shall have received:

(i) Evidence, in form and substance satisfactory to the Agent, of satisfaction of each post-funding condition or similar undertaking contained in any Security Agreement Supplement;

(ii) Certified copies of the resolutions of the Board of Directors of Issuer, each Co-Issuer, each Manager and NexCen Brands approving this Security Agreement and the other Transaction Documents to which it is a party and any other documents contemplated thereby and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Security Agreement and the other Transaction Documents to which it is a party and any other documents contemplated thereby;

(iii) An Officer's Certificate of the Issuer, each Co-Issuer, each Manager and NexCen Brands certifying the names and true signatures of the

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[1] Requirements for Blass Couture under consideration.

officers authorized to sign this Security Agreement and the other Transaction Documents and any other documents to be delivered by it hereunder or thereunder;

(iv) A copy of the limited liability agreement or charter and by-laws, as applicable, of the Issuer, each Co-Issuer, each Manager and NexCen Brands certified by an officer thereof;

(v) A certificate as to the good standing of the Issuer, each Co-Issuer, each Manager and NexCen Brands from the Secretary of State of the State of Delaware, dated as of a recent date;

(vi) A favorable opinion of counsel to Issuer, each Co-Issuer, each Manager and NexCen Brands, dated the Restatement Date, in form and substance satisfactory to the Agent including enforceability, UCC opinion, no conflicts, and other matters covered in the opinions delivered on the Closing Date or any Funding Date or reasonably requested by Agent, from Kirkland & Ellis, and a new non-consolidation opinion from Kirkland & Ellis, all of such opinions being delivered at the direction of the Issuer, each Co-Issuer, each Manager and NexCen Brands and has been reviewed by each of them in connection with its respective performance under the Transaction Documents;

(vii) Executed copies of each of the Transaction Documents (including those necessary to contribute NexCen Brand's (and any of its Affiliates' interest in the Shoe Box Entities to SB Holdings, and otherwise perfect the Agent in such interests and the related cash flows);

(viii) Each of the documents listed on the closing list attached hereto as Exhibit M. Such other documents, instruments, certificates and opinions as the Agent may reasonably request;

(ix) Evidence that the customary financing statements and other documents have been, or will be, filed in all jurisdictions that the Noteholders may deem necessary or desirable (but only to the extent required under the Security Agreement) in order to perfect the ownership and security interests contemplated by this Security Agreement and the Transaction Documents;

(x) Acknowledgment copies of proper termination statements, if any, necessary to release all security interests and other rights of any Person in the Collateral other than those of the Issuers and the Agent;

(xi) Evidence satisfactory to the Agent that the applicable Co- Issuers have good title to the Assets and any other Collateral pledged under the Security Agreement free and clear of any Liens other than Permitted Encumbrances; and

(xii) A favorable opinion of in-house counsel to NexCen Brands, dated the Restatement Date, in form and substance satisfactory to the Agent as to no conflicts with Material Contracts.

(f) No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, the transactions contemplated by this Security Agreement or the other Transaction Documents.

(g) The Notes have been duly executed by the Issuer and the applicable Co-Issuers.

(h) There has not been any change, or any development or event involving a prospective change in the condition (financial or otherwise), business properties or results of operations of the Issuer, any Co-Issuer, any Manager or NexCen Brands which, in the judgment of the Agent, is material and adverse and makes it impractical or inadvisable to proceed with the consummation of the transactions contemplated by this Security Agreement or the Transaction Documents.

(i) The Issuer, each Co-Issuer and each Manager shall have (a) obtained Bank of America's agreement to remain as account bank with respect to each Co-Issuer Lock-Box Account until November 30, 2008 (without requiring any credit support either directly or indirectly be provided by the Noteholders beyond such date) or (b) caused Bank of America to be replaced as account bank with respect to each Co-Issuer Lock-Box Account on or before the Restatement Date, by a cash management bank acceptable to the Agent with all such accounts subject to control agreements satisfactory to the Agent and shall have provided to the Agent evidence of Obligors making all payments with respect to the Collateral into such new accounts in accordance with the terms of the Transaction Documents.

(j) The Issuer Collection Account, the Held Collections Account, the Co-Issuer Collection Accounts, the Co-Issuer Lockbox Accounts, the Co-Issuer Prepaid Fee and Royalty Accounts and the Co-Issuer Priority and Non-Distributable Amounts Accounts have been established and are each subject to a control agreement satisfactory to the Agent; and all Obligors have been directed to make payments of their Receivables to the applicable Co-Issuer Collection Account or Co-Issuer Lockbox Account.

(k) All conditions specified in the Security Agreement with respect to the Restatement and replacement of the Notes shall have been satisfied.

(l) All Existing Notes have been returned in exchange for the Notes.

(m) Noteholder and Agent shall have completed their due diligence review in connection with the Issuer, each Co-Issuer (including the Shoebox Entities and the addition thereof as Co-Issuer hereunder), each Manager and NexCen Brands and the Restatement, and the Noteholder and Agent shall have received all requisite internal management and credit committee approvals, it being understood that the Noteholder shall, in good faith, seek such approvals (but shall not be obligated to grant the same) and such approvals may take into consideration, among other things, performance and value of existing Assets of the Co-Issuers and the Issuer.

(n) Executed copies of that certain letter agreement between the Agent and the Issuer.

(o) The Agent, the prior Noteholders, NexCen Brands, the Issuer and Co-Issuers shall have entered into a Waiver and Release Agreement.

EXHIBIT B-1

FORM OF FRANCHISE NOTE, CLASS A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND THE ISSUERS HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT (INCLUDING A TRANSFER MADE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) AND APPLICABLE STATE SECURITIES LAWS.

EACH HOLDER OF THIS NOTE MUST BE, AND BY VIRTUE OF HOLDING THIS NOTE SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS, AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) AND (7) UNDER THE SECURITIES ACT AND THAT IT WAS NOT FORMED TO PURCHASE THESE NOTES.

THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN AND IN THE SECURITY AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE AGENT NAMED HEREIN.

This Note may not be acquired or transferred to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of a benefit plan or plan unless the acquiror or the transferee represents that its acquisition and holding of this Note will at all times be exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code under PTE 84-14, PTE 90-1, PTE 91-38, PTE 95-60 or PTE 96-23 or a similar exemption.

The Agent shall not permit a transfer of this Note if such transfer would result in the Issuer having more than nine (9) registered Noteholders excluding the initial Noteholder.

CLASS A FRANCHISE NOTE

ISSUE DATE: AUGUST [ ], 2008

MATURITY DATE: JULY 31, 2013

This Note is issued pursuant to Section 2.1 of the [Applicable] Security Agreement Supplement.

NEXCEN HOLDING CORPORATION, a corporation duly incorporated and existing under the laws of the State of Delaware (the "Issuer"), and the undersigned Subsidiary Borrowers (together, the "Co-Issuers" and, together with the Issuer, the "Issuers"), for value received, hereby jointly and severally promise to pay to [ ] or its registered assigns (the "Payee"), the principal sum of [ ] Dollars ($[ ]) payable on each Payment Date in distributions of principal and interest as set forth in the Security Agreement; provided, however, that the Issuers shall be required to make principal payments in accordance with the provisions of Section 14.1(e) of the Security Agreement (defined below) upon the occurrence of an Event of Default and redemption payments in accordance with Article XI of the Security Agreement. This Note shall bear interest on the outstanding unpaid principal balance at a rate equal to the applicable Note Interest Rate; provided, however, that any amount of principal or interest that is not timely paid when due shall accrue interest until paid at a rate per annum equal to the applicable Note Interest Rate plus 2.00% per annum, to the extent allowed by law (the "Default Rate"); and provided, further, that if an Event of Default shall have occurred under, and as defined in, the Security Agreement, interest shall accrue from that time forward at the Default Rate, to the extent allowed by law, until such Event of Default is waived. All unpaid principal of and accrued interest on this Note shall be due and payable on July 31, 2013 (the "Maturity Date"). All terms used in this Note which are defined in the Security Agreement shall have the meanings assigned to them in the Security Agreement. Certain provisions of the Security Agreement are described in this Note.

The principal of and interest on this Note are payable solely by wire transfer to the related Noteholder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

This Note is one of a duly authorized issue of Notes designated as the Class A Franchise Notes (the "Notes") issued under a Security Agreement, dated as of August [ ], 2008, and an Australian Security Agreement dated as of August [ ], 2008 (collectively, the "Security Agreement"), each by and between the Issuers, the Subsidiary Borrowers parties thereto, NexCen Brands, Inc. and BTMU Capital Corporation, in its capacity as agent and secured party (the "Agent"), to which Security Agreement reference is hereby made for a statement of the respective rights thereunder of the Issuers, the Agent and the Noteholders, and the terms upon which the Notes are, and are to be, delivered.

As provided in the Security Agreement, this Note is equally and ratably secured by and payable solely from the Collateral pledged therefor by the Issuers (as defined in the Security Agreement) to the extent provided in the Security Agreement. Further, the Collateral pledged by the Issuers in connection with this Note equally and ratably secures all of the Notes issued under the Security Agreement. The Issuers are jointly and severally liable for the payments on all of the Notes.

As provided in the Security Agreement and subject to certain limitations therein set forth, the transfer of this Note may be registered on the note register of the Issuers, upon surrender of this Note for registration of transfer at the office or agency of the Agent in the United States of America, duly endorsed by, or accompanied by a written instrument of transfer, in form and content satisfactory to the Issuers and the Agent, duly executed by the related Noteholder or its

attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate Note Principal Balance, shall be issued to the designated transferee or transferees.

Prior to due presentment for registration of transfer of this Note, the Issuers, the Agent and any agent of the Issuers or the Agent may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuers, the Agent, nor any such agent shall be affected by notice to the contrary.

The Security Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Noteholders under the Security Agreement at any time by the Issuers subject to procedures and approvals set forth in the Security Agreement. The Security Agreement also contains provisions permitting the Noteholders to waive compliance by the Issuers with certain provisions of the Security Agreement and certain past defaults and their consequences under the Security Agreement. Any such consent or waiver shall be conclusive and binding upon the Noteholder and upon all future Noteholders, including a Noteholder with respect to any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons in such authorized denominations as provided in Section 3.2 of the Security Agreement and subject to certain limitations therein set forth. The Notes are exchangeable for one or more Notes of a like aggregate Note Principal Balance, as requested by the Noteholder surrendering the same.

This Note and the Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law other than Section 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

No reference herein to the Security Agreement and no provision of this Note or of the Security Agreement shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and interest on this Note in accordance with the Security Agreement at the times, place and rate, and in the coin or currency, herein prescribed.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Issuer and the Co-Issuers have caused this instrument to be signed, manually or in facsimile, by Authorized Signatories.

NEXCEN HOLDING CORPORATION, as Issuer

By:______________________
Name:
Title:

ATHLETE'S FOOT BRANDS, LLC, as Co-Issuer

By:____________________________
Name:
Title:

BILL BLASS JEANS, LLC, as Co-Issuer

By:____________________________
Name:
Title:

BILL BLASS INTERNATIONAL, LLC, as Co-Issuer

By: NexCen Holding Corporation, as managing member

By:____________________________
Name:
Title:

WV IP HOLDINGS, LLC, as Co-Issuer

By:____________________________
Name:
Title:

PT FRANCHISE BRANDS, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

PT FRANCHISING, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

PM FRANCHISE BRANDS, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

PM FRANCHISING, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

MS FRANCHISE BRANDS, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

MS FRANCHISING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

MM FRANCHISE BRANDS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

MM FRANCHISING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC FRANCHISE BRANDS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC FRANCHISING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC SUPPLY, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC MANUFACTURING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

SHBX IP HOLDINGS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

EXHIBIT B-2

FORM OF FRANCHISE NOTE, CLASS B

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND THE ISSUERS HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT (INCLUDING A TRANSFER MADE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) AND APPLICABLE STATE SECURITIES LAWS.

EACH HOLDER OF THIS NOTE MUST BE, AND BY VIRTUE OF HOLDING THIS NOTE SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS, AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) AND (7) UNDER THE SECURITIES ACT AND THAT IT WAS NOT FORMED TO PURCHASE THESE NOTES.

THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN AND IN THE SECURITY AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE AGENT NAMED HEREIN.

This Note may not be acquired or transferred to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of a benefit plan or plan unless the acquiror or the transferee represents that its acquisition and holding of this Note will at all times be exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code under PTE 84-14, PTE 90-1, PTE 91-38, PTE 95-60 or PTE 96-23 or a similar exemption.

The Agent shall not permit a transfer of this Note if such transfer would result in the Issuer having more than nine (9) registered Noteholders excluding the initial Noteholder.

CLASS B FRANCHISE NOTE

ISSUE DATE: AUGUST [ ], 2008

MATURITY DATE: JULY 31, 2011

This Note is issued pursuant to Section 2.1 of the [Applicable] Security Agreement Supplement.

NEXCEN HOLDING CORPORATION, a corporation duly incorporated and existing under the laws of the State of Delaware (the "Issuer") and the undersigned Subsidiary Borrowers (together, the "Co-Issuers" and, together with the Issuer, the "Issuers"), for value received, hereby jointly and severally promise to pay to [ ] or its registered assigns (the "Payee"), the principal sum of [ ] Dollars ($[ ]) payable on each Payment Date in distributions of principal and interest as set forth in the Security Agreement; provided, however, that the Issuers shall be required to make principal payments in accordance with the provisions of Section 14.1(e) of the Security Agreement (defined below) upon the occurrence of an Event of Default and redemption payments in accordance with Article XI of the Security Agreement. This Note shall bear interest on the outstanding unpaid principal balance at a rate equal to the applicable Note Interest Rate; provided, however, that any amount of principal or interest that is not timely paid when due shall accrue interest until paid at a rate per annum equal to the applicable Note Interest Rate plus 2.00% per annum, to the extent allowed by law; and provided, further, that if an Event of Default shall have occurred under, and as defined in, the Security Agreement, interest shall accrue from that time forward at the rate set forth in the proviso to the definition of Note Interest Rate, to the extent allowed by law, until such Event of Default is waived. All unpaid principal of and accrued interest on this Note shall be due and payable on July 31, 2011 (the "Maturity Date"). All terms used in this Note which are defined in the Security Agreement shall have the meanings assigned to them in the Security Agreement. Certain provisions of the Security Agreement are described in this Note.

The principal of and interest on this Note are payable solely by wire transfer to the related Noteholder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, interest on this Note may also be paid as PIK Interest as provided in Section 12.1 of the Security Agreement.

This Note is one of a duly authorized issue of Notes designated as the Class B Franchise Notes (the "Notes") issued under a Security Agreement, dated as of August [ ], 2008, and an Australian Security Agreement dated as of August [ ], 2008 (collectively, the "Security Agreement"), each by and between the Issuers, the Subsidiary Borrowers parties thereto, NexCen Brands, Inc. and BTMU Capital Corporation, in its capacity as agent and secured party (the "Agent"), to which Security Agreement reference is hereby made for a statement of the respective rights thereunder of the Issuers, the Agent and the Noteholders, and the terms upon which the Notes are, and are to be, delivered.

As provided in the Security Agreement, this Note is equally and ratably secured by and payable solely from the Collateral pledged therefor by the Issuers (as defined in the Security Agreement) to the extent provided in the Security Agreement. Further, the Collateral pledged by the Issuers in connection with this Note equally and ratably secures all of the Notes issued under the Security Agreement. The Issuers are jointly and severally liable for the payments on all of the Notes.

As provided in the Security Agreement and subject to certain limitations therein set forth, the transfer of this Note may be registered on the note register of the Issuers, upon surrender of this Note for registration of transfer at the office or agency of the Agent in the United States of

America, duly endorsed by, or accompanied by a written instrument of transfer, in form and content satisfactory to the Issuers and the Agent, duly executed by the related Noteholder or its attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate Note Principal Balance, shall be issued to the designated transferee or transferees.

Prior to due presentment for registration of transfer of this Note, the Issuers, the Agent and any agent of the Issuers or the Agent may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuers, the Agent, nor any such agent shall be affected by notice to the contrary.

The Security Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Noteholders under the Security Agreement at any time by the Issuers subject to procedures and approvals set forth in the Security Agreement. The Security Agreement also contains provisions permitting the Noteholders to waive compliance by the Issuers with certain provisions of the Security Agreement and certain past defaults and their consequences under the Security Agreement. Any such consent or waiver shall be conclusive and binding upon the Noteholder and upon all future Noteholders, including a Noteholder with respect to any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons in such authorized denominations as provided in Section 3.2 of the Security Agreement and subject to certain limitations therein set forth. The Notes are exchangeable for one or more Notes of a like aggregate Note Principal Balance, as requested by the Noteholder surrendering the same.

This Note and the Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law other than Section 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

No reference herein to the Security Agreement and no provision of this Note or of the Security Agreement shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and interest on this Note in accordance with the Security Agreement at the times, place and rate, and in the coin or currency, herein prescribed.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Issuer and the Co-Issuers have caused this instrument to be signed, manually or in facsimile, by Authorized Signatories.

NEXCEN HOLDING CORPORATION, as Issuer

By:________________________
Name:
Title:

ATHLETE'S FOOT BRANDS, LLC, as Co-Issuer

By:________________________
Name:
Title:

BILL BLASS JEANS, LLC, as Co-Issuer

By:________________________
Name:
Title:

BILL BLASS INTERNATIONAL, LLC, as Co-Issuer

By: NexCen Holding Corporation, as managing member

By:________________________
Name:
Title:

WV IP HOLDINGS, LLC, as Co-Issuer

By:________________________
Name:
Title:

PT FRANCHISE BRANDS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

PT FRANCHISING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

PM FRANCHISE BRANDS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

PM FRANCHISING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

MS FRANCHISE BRANDS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

MS FRANCHISING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

MM FRANCHISE BRANDS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

MM FRANCHISING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC FRANCHISE BRANDS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC FRANCHISING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC SUPPLY, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC MANUFACTURING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

SHBX IP HOLDINGS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

EXHIBIT B-3

FORM OF BRAND NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND THE ISSUERS HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT (INCLUDING A TRANSFER MADE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) AND APPLICABLE STATE SECURITIES LAWS.

EACH HOLDER OF THIS NOTE MUST BE, AND BY VIRTUE OF HOLDING THIS NOTE SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS, AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) AND (7) UNDER THE SECURITIES ACT AND THAT IT WAS NOT FORMED TO PURCHASE THESE NOTES.

THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN AND IN THE SECURITY AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE AGENT NAMED HEREIN.

This Note may not be acquired or transferred to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of a benefit plan or plan unless the acquiror or the transferee represents that its acquisition and holding of this Note will at all times be exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code under PTE 84-14, PTE 90-1, PTE 91-38, PTE 95-60 or PTE 96-23 or a similar exemption.

The Agent shall not permit a transfer of this Note if such transfer would result in the Issuer having more than nine (9) registered Noteholders excluding the initial Noteholder.

BRAND NOTE

ISSUE DATE: AUGUST [ ], 2008

MATURITY DATE: JANUARY 1, 2010

This Note is issued pursuant to Section 2.1 of the [Applicable] Security Agreement Supplement.

NEXCEN HOLDING CORPORATION, a corporation duly incorporated and existing under the laws of the State of Delaware (the "Issuer"), and the undersigned Subsidiary Borrowers (together, the "Co-Issuers" and, together with the Issuer, the "Issuers"), for value received, hereby jointly and severally promise to pay to [ ] or its registered assigns (the "Payee"), the principal sum of [ ] Dollars ($[ ]) payable on each Payment Date in distributions of principal and interest as set forth in the Security Agreement; provided, however, that the Issuers shall be required to make principal payments in accordance with the provisions of Section 14.1(e) of the Security Agreement (defined below) upon the occurrence of an Event of Default and redemption payments in accordance with Article XI of the Security Agreement. This Note shall bear interest on the outstanding unpaid principal balance at a rate equal to the applicable Note Interest Rate; provided, however, that any amount of principal or interest that is not timely paid when due shall accrue interest until paid at a rate per annum equal to the applicable Note Interest Rate plus 2.00% per annum, to the extent allowed by law (the "Default Rate"); and provided, further, that if an Event of Default shall have occurred under, and as defined in, the Security Agreement, interest shall accrue from that time forward at the Default Rate, to the extent allowed by law, until such Event of Default is waived. Notwithstanding the foregoing, this Note may be converted into a Deficiency Note pursuant to Section 3.11 of the Security Agreement, in which case interest shall accrue, and the Note Interest Rate shall be calculated, using the Note Interest Rate applicable to Deficiency Notes. All unpaid principal of and accrued interest on this Note shall be due and payable on January 1, 2010 (the "Maturity Date"). All terms used in this Note which are defined in the Security Agreement shall have the meanings assigned to them in the Security Agreement. Certain provisions of the Security Agreement are described in this Note.

The principal of and interest on this Note are payable solely by wire transfer to the related Noteholder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

This Note is one of a duly authorized issue of Notes designated as the Brand Notes (the "Notes") issued under a Security Agreement, dated as of August [ ], 2008, and an Australian Security Agreement dated as of August [ ], 2008 (collectively, the "Security Agreement"), each by and between the Issuers, the Subsidiary Borrowers parties thereto, NexCen Brands, Inc. and BTMU Capital Corporation, in its capacity as agent and secured party (the "Agent"), to which Security Agreement reference is hereby made for a statement of the respective rights thereunder of the Issuers, the Agent and the Noteholders, and the terms upon which the Notes are, and are to be, delivered.

As provided in the Security Agreement, this Note is equally and ratably secured by and payable solely from the Collateral pledged therefor by the Issuers (as defined in the Security Agreement) to the extent provided in the Security Agreement. Further, the Collateral pledged by the Issuers in connection with this Note equally and ratably secures all of the Notes issued under the Security Agreement. The Issuers are jointly and severally liable for the payments on all of the Notes.

As provided in the Security Agreement and subject to certain limitations therein set forth, the transfer of this Note may be registered on the note register of the Issuers, upon surrender of

this Note for registration of transfer at the office or agency of the Agent in the United States of America, duly endorsed by, or accompanied by a written instrument of transfer, in form and content satisfactory to the Issuers and the Agent, duly executed by the related Noteholder or its attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate Note Principal Balance, shall be issued to the designated transferee or transferees.

Prior to due presentment for registration of transfer of this Note, the Issuers, the Agent and any agent of the Issuers or the Agent may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuers, the Agent, nor any such agent shall be affected by notice to the contrary.

The Security Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Noteholders under the Security Agreement at any time by the Issuers subject to procedures and approvals set forth in the Security Agreement. The Security Agreement also contains provisions permitting the Noteholders to waive compliance by the Issuers with certain provisions of the Security Agreement and certain past defaults and their consequences under the Security Agreement. Any such consent or waiver shall be conclusive and binding upon the Noteholder and upon all future Noteholders, including a Noteholder with respect to any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The Notes are issuable only in registered form without coupons in such authorized denominations as provided in Section 3.2 of the Security Agreement and subject to certain limitations therein set forth. The Notes are exchangeable for one or more Notes of a like aggregate Note Principal Balance, as requested by the Noteholder surrendering the same.

This Note and the Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law other than Section 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

No reference herein to the Security Agreement and no provision of this Note or of the Security Agreement shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal of and interest on this Note in accordance with the Security Agreement at the times, place and rate, and in the coin or currency, herein prescribed.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Issuer and the Co-Issuers have caused this instrument to be signed, manually or in facsimile, by Authorized Signatories.

NEXCEN HOLDING CORPORATION, as Issuer

By:________________________
Name:
Title:

ATHLETE'S FOOT BRANDS, LLC, as Co-Issuer

By:______________________________
Name:
Title:

BILL BLASS JEANS, LLC, as Co-Issuer

By:______________________________
Name:
Title:

BILL BLASS INTERNATIONAL, LLC, as Co-Issuer

By: NexCen Holding Corporation, as managing member

By:______________________________
Name:
Title:

WV IP HOLDINGS, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

PT FRANCHISE BRANDS, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

PT FRANCHISING, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

PM FRANCHISE BRANDS, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

PM FRANCHISING, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

MS FRANCHISE BRANDS, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

MS FRANCHISING, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

MM FRANCHISE BRANDS, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

MM FRANCHISING, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

GAC FRANCHISE BRANDS, LLC,
as Co-Issuer

By:____________________________
Name:
Title:

GAC FRANCHISING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC SUPPLY, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

GAC MANUFACTURING, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

SHBX IP HOLDINGS, LLC,
as Co-Issuer

By:______________________________
Name:
Title:

EXHIBIT F

FORM OF STOCK PURCHASE WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES REPRESENTED HEREBY MAY BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ALL OTHER APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY'S CERTIFICATE OF INCORPORATION.

NEXCEN BRANDS, INC.

STOCK PURCHASE WARRANT

Date of Issuance: _______, 20__ Certificate No.

FOR VALUE RECEIVED, NexCen Brands, Inc., a Delaware corporation (the "Company"), hereby grants to BTMU Capital Corporation or its registered assigns (the "Holder") the right to purchase from the Company [__________][1] shares of the Company's Common Stock (as adjusted from time to time in accordance herewith, the "Warrant Shares") at a price per share of $0.01 (as adjusted from time to time in accordance herewith, the "Exercise Price"). Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

1. Exercise of Warrant.

1.1. Exercise Period. The Holder may exercise, in whole or in part the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including July 31, 2024 (the "Exercise Period").

1.2. Exercise.

(a) The Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant within four (4) days of exercise, to the Company at its principal office, accompanied by payment, in cash, wire transfer of immediately available funds or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price then in effect.

(b) This Warrant shall be deemed to have been exercised and such certificate or certificates representing the Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become the Holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, prior to the issuance of such shares, have been paid, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder or the original Warrant shall not then have been physically delivered to the Company during the four (4)

[1] Number of shares to be determined in accordance with Section 3.10 of the Securities Agreement.

day grace period as contemplated in Section 1.2(a). No deduction shall be made from the amount paid by the Holder for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith.

(c) The Company shall pay all documentary stamp taxes attributable to the issuance of Warrant Shares underlying this Warrant upon the exercise as provided herein; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for Warrant Shares underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

1.3. Partial Exercise. The Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in Section 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole Warrant Shares designated by the Holder in the Subscription Form by (b) the Exercise Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or on the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of Warrant Shares for which such Warrant may still be exercised.

1.4. Fair Market Value. "Fair Market Value" of a Warrant Share as of a particular date (the "Determination Date") shall mean:

(a) If the Company's Common Stock is traded on an exchange, then the closing price reported for the last Business Day immediately preceding the Determination Date;

(b) If the Company's Common Stock is not traded on an exchange as set forth in clause (a) above, but is traded on the over-the-counter market, then the average of the closing bid and ask prices reported for the last Business Day immediately preceding the Determination Date;

(c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen mutually by the Holder and the Company from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the Warrant Shares then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of the Warrant in full or in part, and in any event within ten (10) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable Warrant Shares (or

Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full Warrant Share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

1.6. Cashless Exercise. The Warrant may also be exercised in whole or in part by means of a "cashless exercise" by tendering this Warrant to the Company to receive a number of Warrant Shares equal in Fair Market Value to the difference between the Fair Market Value of the Warrant Shares issuable upon such exercise of the Warrant and the total cash Exercise Price of that part of the Warrant being exercised. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within ten (10) Business Days after the date on which this Warrant shall have been exercised as aforesaid.

2. Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price in effect and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as provided in this Section 2.

2.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in this Section 2.

2.2. Dividends, Splits, Reclassifications, etc. In the event of changes in the outstanding Common Stock of the Company by reason of share dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, reorganizations, liquidations, or the like, the number and class of the Warrant Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of the Warrant Shares subject to this Warrant.

2.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer referred to in this Section 2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided herein. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 2, then the Holder of the Warrants shall be entitled to exercise this Warrant at such time pursuant to Sections 1.2, 1.3 or 1.6.

3. Certificate as to Adjustments. In each case of any adjustment or readjustment in the Exercise Price or in the Warrant Shares (or Other Securities) issuable on the exercise of the Warrants, the Company will cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including the Exercise Price and/or the number of Warrant Shares to be received upon exercise of this Warrant, each as in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will mail a copy of each such certificate to the Holder of the Warrant and to the Company's stock transfer agent, if any.

4. Reservation of Stock, etc. Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, a sufficient number of shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

5. Definitions. As used herein, capitalized terms, in addition to the terms defined elsewhere herein and unless the context otherwise requires, have the following respective meanings:

(a) "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law to close.

(b) "Company" means NexCen Brands, Inc. and any corporation which shall succeed or assume the obligations of NexCen Brands, Inc. hereunder.

(c) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(d) "Common Stock" means (i) the Company's common stock, $0.01 par value per share, and (ii) any other securities into which or for which any of the securities described in clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(e) "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2 or otherwise.

(f) "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

6. Assignment; Exchange of Warrant. Subject to compliance with all applicable securities laws, this Warrant, and all rights hereunder are transferable or assignable upon (i) the sale or disposition of all or any substantial part of the Holder's assets, (ii) the Holder's merger or consolidation with or into another entity or business, or (iii) otherwise with the prior written consent of the Company, which consent shall not be unreasonably withheld. In the event of an assignment pursuant to subclause (iii) in the immediately proceeding sentence, on the surrender for exchange of this Warrant, with endorsement of the Holder of this Warrant proposing to effect the assignment (a "Transferor") in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with all applicable

securities laws, the Company at its expense (once only), but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each, a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense (once only) will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8. No Shareholder Rights. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

9. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

10. Representations and Covenants of Holder. The Holder represents and warrants that it is acquiring the Warrant and the Warrant Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Warrant Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Warrant Shares the Holder is acquiring are being acquired for, and will be held for, the Holder's account only. The Holder further represents and warrants as follows:

(a) Securities Are Not Registered.

(i) The Holder acknowledges and understands that the Warrant and the Warrant Shares have not been registered under the Securities Act, on the basis that no distribution or public offering of the shares of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(ii) The Holder of this Warrant recognizes that the Warrant and the Warrant Shares must be held indefinitely, and that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (A) an effective registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws is then in effect or (B) an opinion of counsel satisfactory to the Company to the effect that such registration or qualification is not required in reliance on an exemption therefrom.

(iii) The Holder is aware that neither the Warrant nor the Warrant Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless the conditions of such Rule 144 are met. So long as the Holder owns any Warrant Shares, the Company agrees to furnish such Holder forthwith upon request: a written statement by the Company as to its compliance with Rule 144, a copy of the most recent annual or quarterly report of the Company filed with the Commission, and such other reports and

documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

(b) Legended Shares. The Holder understands and agrees that all certificates or other instruments evidencing the Common Stock to be issued in connection with the exercise of this Warrant will bear legends as provided herein, one of which shall be substantially in the form set forth below:

> "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ALL OTHER APPLICABLE STATE SECURITIES LAWS."

> "THE CERTIFICATE OF INCORPORATION (THE "CERTIFICATE OF INCORPORATION") OF THE COMPANY CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE COMPANY'S CERTIFICATE OF INCORPORATION) OF ANY STOCK OF THE COMPANY (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD OF DIRECTORS") IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE COMPANY (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A FIVE PERCENT STOCKHOLDER UNDER THE CODE AND SUCH REGULATIONS. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE COMPANY'S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE COMPANY WITHIN THE MEANING OF DELAWARE LAW ("SECURITIES") BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE COMPANY'S CERTIFICATE OF INCORPORATION TO CAUSE THE FIVE PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE COMPANY WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE

ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

11. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to: 1330 Avenue of the Americas, 34th Floor, New York, NY 10019, Attn. Sue Nam, facsimile: (212) 277-1160, and (ii) if to the Holder, to: BTMU Capital Corporation, 111 Huntington Ave., Suite 400, Boston, MA 02199-8001, Attn: Senior Vice President - Administration.

12. Descriptive Headings. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only, do not constitute a part of this Warrant, and shall not limit or otherwise affect any of the terms hereof.

13. Governing Law; Dispute Resolution. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to its conflicts of law principles. The Company and the Holder hereby agree that any dispute arising out of or relating to this Warrant, or any action for recognition or enforcement of any judgment, shall be adjudicated by any New York State court or federal court of the United States sitting in New York City, and any appellate court from any thereof.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

* * * * *

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

NEXCEN BRANDS, INC.

By: ______________________________
Name: ____________________________
Title: ____________________________

Exhibit A

FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)

TO: NEXCEN BRANDS, INC.

(1) ☐ Payment. The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ____), hereby irrevocably elects to purchase _________ shares of Common Stock of NexCen Brands, Inc. (the "Company") covered by such Warrant, and tenders herewith payment of the full exercise price for such shares at the price provided for, and subject to the adjustment as provided in, such Warrant, together with all applicable transfer taxes, if any. Such payment of the full exercise price in the amount of $_______ is in lawful money of the United States.

☐ Cashless Exercise. The undersigned hereby elects to purchase __________ shares of Common Stock of the Company pursuant to the terms of the cashless exercise provisions set forth in Section 1.6 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) The undersigned requests that the certificates for said shares of Common Stock be issued in the name of, and delivered to ____ whose address is ____

____

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:____________________

____

____

____

(Signature must conform to name of holder as specified on the face of the Warrant)

____

____

____

____

____

____

(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of NEXCEN BRANDS, INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of NEXCEN BRANDS, INC. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: _____________, __________

____
____
____
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

____
(Name)

____
____
____
(address)

ACCEPTED AND AGREED:
[TRANSFEREE]

____
(Name)

____
____
____
(address)

EXHIBIT G

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January 29, 2008, is made by and among NexCen Brands, Inc., a Delaware corporation (the "Company"), Great American Cookie Company Franchising, LLC, a Delaware limited liability company ("GACCF"), Great American Manufacturing, LLC, a Delaware limited liability company ("GAM," and collectively with GACCF, the "Sellers").

WHEREAS, the Company, the Sellers, NexCen Asset Acquisition, LLC, a Delaware limited liability company ("Buyer"), and Mrs. Fields Famous Brands, LLC, a Delaware limited liability company, have entered into that certain Asset Purchase Agreement, dated as of January 29, 2008 (the "Purchase Agreement"), pursuant to which Buyer has agreed to acquire certain of the assets that relate to the operation of GACCF and GAM; and

WHEREAS, on the terms and conditions set forth in the Purchase Agreement, the Company has agreed to grant, to the Holders certain registration rights as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement. For the purposes of this Agreement, the following terms shall have the respective meanings set forth below or elsewhere in this Agreement as referred to below:

"Parent Shares" shall mean those shares of Common Stock issued to the Sellers upon the Closing (including the shares of Common Stock that constitute the Indemnity Escrow Amount).

"Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"Common Stock" shall mean common stock, par value $0.01 per share, of the Company.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time.

"Holder" means the Sellers, for so long as they own any Registrable Securities, and each of their respective permitted successors, assigns and direct and indirect transferees who become beneficial owners of Registrable Securities.

"Prospectus" means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A, Rule 430B or Rule 430C under the Securities Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement or any Issuer Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act) with respect to the terms of the offering or any portion of the Registrable Securities covered

by such Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

"Registrable Securities" shall mean, collectively, the Parent Shares issued to the Sellers pursuant to the Purchase Agreement, and any other securities issued or issuable with respect to the Parent Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that such Parent Shares shall cease to be Registrable Securities for purposes of this Agreement when it no longer is a Restricted Security.

"Required Holders" shall mean, at the relevant time of reference thereto, those Holders holding, in the aggregate, fifty percent (50%) of the Registrable Securities then outstanding and then held by all Holders.

"Restricted Security" or "Restricted Securities" means any share of Common Stock except any that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement; (ii) has been transferred by the Holder in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto); or (iii) otherwise has been transferred by the Holder and a new certificate representing a share of Common Stock not subject to any stop transfer order or any other transfer restrictions has been delivered by or on behalf of the Company.

"Securities Act" shall mean the Securities Act of 1933, as amended and in effect from time to time.

2. Registration and Sale.

(a) Registration and Sale. Subject to the limitations set forth in this Section 2(a) and Sections 2(c) and 7(h) below, the Company shall file as soon as reasonably practicable after the Closing Date but in no event later than 180 days (the "Filing Date") of the Closing Date, a Registration Statement on Form S-3 (or comparable or successor short form registration statement or other registration statement should Form S-3 be unavailable) under the Securities Act to register for resale all Registrable Securities (a "Registration Statement"), unless the Company is unable to do so as a result of the Commission being unable to accept such filing due to unavoidable downtime of the EDGAR filing system through no fault of the Company and such obligation to file the Registration Statement shall be extended until such delay is resolved. The Company shall use its commercially reasonable efforts to cause each Registration Statement to become effective as soon as possible after filing and to remain effective for the period ending on the earlier of (x) the Termination Date (as defined below) and (y) the date on which there are no Registrable Securities covered by the Registration Statement, provided that the Company shall not be required to maintain the effectiveness of a Registration Statement to the extent that a subsequently filed Registration Statement registers the resale of the Registrable Securities.

(b) The Registration Statement shall be filed as a "shelf" registration statement

pursuant to Rule 415 under the Securities Act (or any successor rule) and shall cover the disposition of all Registrable Securities covered by the Registration Statement in one or more underwritten offerings, block transactions, broker transactions, at-market transactions and in such other manner or manners as may reasonably be specified by the Required Holders. The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective (in accordance with the last sentence of the first paragraph of Section 2(a)), and in furtherance of such obligation, shall supplement or amend such Registration Statement if, as and when required by the rules, regulations and instructions applicable to the form used by the Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations.

(c) Blackout Periods.

(i) Notwithstanding anything to the contrary in this Agreement, if at any time after the filing of the Registration Statement, the Company, by written notice to the Holders (a "Suspension Notice"), may direct the Holders to suspend sales of the Registrable Securities pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than (x) an aggregate of ninety (90) days in any rolling twelve (12) month period commencing on the date of this Agreement or (y) more than sixty (60) days in any rolling 90-day period), if any of the following events shall occur: (1) a majority of the Board of Directors of the Company shall have determined in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any material proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization or other significant transaction involving the Company or (B) after the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law or (2) a majority of the Board of Directors of the Company shall have determined in good faith, after the advice of counsel, that the Company is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (A) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (B) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (C) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Any period in which the use of the Registration Statement has been suspended in accordance with this Section 2(c) is sometimes referred to herein as a "Blackout Period." Upon the occurrence of any such suspension, the Company shall use its reasonable best efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement, so as to permit the Holders to resume sales of the Registrable Securities as soon as possible.

(ii) No Holder shall effect any sales of the Registrable Securities

pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company all copies (other than permanent file copies) then in such Holder's possession of the prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. Any Holder may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect. Until the End of Suspension Notice is so given to the Holders, the Company's obligations under Section 3 to update or keep current the Registration Statement and the Holders' right to sell Registrable Securities pursuant to the Registration Statement shall be suspended, provided that such suspension shall not exceed the periods specified in Section 2(c)(i) above.

(d) The Company shall be entitled to include in the Registration Statement filed or to be filed by the Company pursuant to Section 2(a) above shares of the capital stock of the Company to be sold by the Company for its own account or for the account of any other shareholder of the Company except as and to the extent that, such inclusion would reduce the number of Registrable Securities registered on such Registration Statement.

3. Further Obligations of the Company. In connection with the Registration Statement, the Company agrees that it shall also use its reasonable best efforts to do the following:

(a) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement and the prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement or Issuer Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act), and cause the Prospectus as so supplemented or any such Issuer Free Writing Prospectus, as the case may be, to be filed pursuant to Rule 424 or Rule 433, respectively (or any similar provision then in force) under the Securities Act and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations applicable to it with respect to the disposition of all Registrable Securities covered by the Registration Statement in accordance with each Holder's intended method of disposition set forth in the Registration Statement;

(b) furnish to each Holder offering Registrable Securities under the Registration Statement (A) after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, each Issuer Free Writing Prospectus, and each amendment or supplement to any of the foregoing, and (B) such number of copies of the Prospectus, each Issuer Free Writing Prospectus, and all amendments and supplements thereto, as the Holders may reasonably request to facilitate the disposition of the Registrable Securities owned by the Holders;

(c) register or qualify the Registrable Securities covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as each Holder shall reasonably request unless an available exemption to such registration or qualification requirements is then available; provided that the Company shall not be obligated to register or qualify such Registrable Securities in any jurisdiction in which such registration or qualification would require the Company (A) to subject itself to general taxation in any such jurisdiction, (B) file any general consent to service of process, or (C) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c);

(d) timely file with the Commission such information as the Commission may prescribe under Sections 13 or 15(d) of the Exchange Act, and otherwise use commercially reasonable efforts to ensure that the public information requirements of Rule 144 under the Securities Act are satisfied with respect to the Company;

(e) notify the Holders promptly in writing (A) of any comments by the Commission with respect to the Registration Statement or the Prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement which is known to the Company or the initiation of any proceedings for that purpose which are known to the Company and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes; and

(f) as promptly as practicable after becoming aware of such event, notify the Holders of the occurrence of any event of which the Company has knowledge, as a result of which the Prospectus included in the Registration Statement, as then in effect, or any Issuer Free Writing Prospectus, taken as a whole with the Prospectus, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its commercially reasonable efforts to promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Holders as the Holders may reasonably request.

4. Obligations of the Holders. In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement of the Registrable Securities of each Holder that such Holder shall furnish to the Company in writing such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and such Holder shall execute such documents in connection with such registration as the Company may reasonably request.

(b) The Holder, by such Holder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the

preparation and filing of the Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the Registration Statement.

(c) The Holders shall not prepare or use any Free Writing Prospectus (as such term is defined in Rule 405 under the Securities Act) unless any and all issuer information included therein has been approved by the Company and such approval shall not be unreasonably delayed, conditioned or withheld.

(d) As promptly as practicable after becoming aware of such event, the Holders shall notify the Company of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e)(B), 3(e)(C) or 3(f) above, such Holder shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement.

(f) Each Holder shall take all other reasonable actions necessary to expedite and facilitate the disposition by the Holder of the Registrable Securities pursuant to the Registration Statement.

(g) Each Holder hereby covenants and agrees that it will comply with any prospectus delivery requirements of the Securities Act applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

5. Expenses.

All expenses incurred by the Company in complying with its obligations under this Agreement shall be paid by the Company, except that the Company shall not be liable for any discounts or selling commissions to any underwriter in respect of the Registrable Securities sold by any Holders.

6. Indemnification and Contribution.

(a) Indemnification by the Company. If any Registrable Securities are registered for resale under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder of such Registrable Securities and such Holder's directors, officers, employees and agents, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Holder or any such director, officer, employee or agent may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact contained, on the effective date thereof, in the registration statement under which such Registrable Securities were registered under the Securities Act or any final prospectus contained therein (in each case as amended or

supplemented, including without limitation, any update pursuant to Rule 424(b) under the Securities Act), provided that such final prospectus was used to effect a sale by such Holder, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or (iii) any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to any action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or any omission made in such registration statement, final prospectus, or amendment or supplement based upon and in conformity with written information furnished to the Company by such Holder specifically for use in such registration statement, prospectus, or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer, employee or agent.

(b) Holders' Indemnification. In connection with the Registration Statement, each such Holder will furnish to the Company such information as shall reasonably be requested by the Company for use in such registration statement or prospectus and shall severally, and not jointly, indemnify, to the extent permitted by law, the Company, its directors, officers, employees and agents against any losses, claims, damages, liabilities and expenses (under the Securities Act, at common law or otherwise), insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained on the effective date thereof in the registration statement, or any final prospectus included therein (in each case as amended or supplemented, including without limitation, any update pursuant to Rule 424(b) under the Securities Act), but only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, written information furnished by such Holder, specifically for use in such registration statement or prospectus; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the net proceeds to each Holder of Registrable Securities sold in connection with such registration.

(c) Indemnification Procedures. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof (an "Indemnification Notice"), but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party unless the indemnifying party is materially and adversely affected thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel at its expense unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party or (ii) the attorneys

for the indemnifying party shall have concluded that there are defenses available to the indemnified party that are different from or additional to those available to the indemnifying party and such counsel reasonably concludes that it is therefore unable to represent the interests of both the indemnified and indemnifying party (in which case the indemnifying party may employ separate counsel). In no event shall the indemnifying party be liable for fees and expenses of more than one counsel separate from its own counsel.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the net proceeds received by such Holder from the sale of such Registrable Securities offered by it pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

7. Miscellaneous.

(a) Notices. All notices and other communications pursuant to this Agreement shall be in writing, either hand delivered or sent by certified or registered mail with charges prepaid or by commercial courier guaranteeing next business day delivery, or sent by facsimile, and shall be addressed:

(i) in the case of the Company, to the Company at its principal office set forth in the Purchase Agreement; and

(ii) in the case of a Holder, to the address provided by such Holder to the Company.

Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by facsimile and properly addressed in accordance with the foregoing provisions of this Section 7(a), when received by the addressee, (iii) if sent by commercial courier guaranteeing next business day delivery, on the business day following the

date of delivery to such courier, or (iv) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this Section 7(a), (A) when received by the addressee, or (B) on the third business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

(b) Assignment. The right to have the Company register Registrable Securities pursuant to this Agreement may be assigned or transferred only with the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), and any such assignment or transfer without such consent shall be void and of no effect. In the event of any such permitted assignment or transfer by any Holder to any permitted transferee of all or any portion of such Registrable Securities, such transfer will be allowed only if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the Registrable Securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) the Company is furnished with an opinion of counsel, which counsel and opinion shall be satisfactory to the Company, to the effect that the permitted assignment would be in compliance with the Securities Act and any applicable state or other securities laws.

(c) Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed by the Company and by the Required Holders. Any Holder may waive any of its, his or her rights under this Agreement (including, without limitation, such Holder's right to cause any other Person to comply with such other Person's obligations under this Agreement) only by an instrument in writing signed by such Holder; provided, however, that (i) any rights under this Agreement which inure to the benefit of any and all Holders (including, without limitation, the right of any and all Holders to cause any other Person to comply with such other Person's obligations under this Agreement) may be waived on behalf of any and all Holders by an instrument in writing signed by the Required Holders. Any waiver, pursuant to this Subsection 9(c), of a breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

(d) Governing Law; Headings. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law provisions of such state. The headings in this Agreement are for convenience only and shall not affect the construction hereof.

(e) Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(f) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the

agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to the subject matter contained herein and therein.

(g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

(h) Termination of Registration Rights. All of the Company's obligations to register Registrable Securities covered by a Registration Statement (including without limitation to keep the Registration Statement covering such Registrable Securities continuously effective) shall terminate, if not previously terminated pursuant to the terms of Section 2(a), upon the earlier of (x) two (2) years from the date of the effectiveness of such Registration Statement and (y) such date that each Holder may sell all of the Registrable Securities held by such Holder within a three-month period in accordance with Rule 144(d) (the "Termination Date"); provided, that the Termination Date shall be extended for the Registrable Securities for a period of time equal to the length of: (1) any Blackout Periods; plus (2) a period of time of up to three (3) months to the extent that the Required Holders determine in good faith and after consultation with the Company that an extension is so required due to market conditions; plus (3) the period during which a stop order issued by the Commission is in effect. The parties acknowledge and agree that any extension described above shall begin to run upon its occurrence regardless of whether a prior extension is in effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Sellers have executed this Agreement as of the date first above written.

NEXCEN BRANDS, INC.

By: ____________________________

Name: ________________________

Title: ________________________

GREAT AMERICAN COOKIE COMPANY FRANCHISING, LLC

By: ______________________________
Name: ______________________
Title: ______________________

GREAT AMERICAN MANUFACTURING, LLC

By: ______________________________
Name: ______________________
Title: ______________________

EXHIBIT H

FORM OF SECURITY AGREEMENT SUPPLEMENT

This SECURITY AGREEMENT SUPPLEMENT (this "Supplement"), is dated as of ___________, ____, and is by and among NEXCEN HOLDING CORPORATION, a Delaware corporation, (the "Issuer"), [SUBSIDIARY BORROWER] a [•], and [SUBSIDIARY BORROWER] a [•] (the "Additional Borrowers") ATHLETE'S FOOT BRANDS, LLC, a Delaware limited liability company ("AF Brands"), BILL BLASS INTERNATIONAL, LLC, a Delaware limited liability company ("BBI"), BILL BLASS JEANS, LLC, a Delaware limited liability company ("BBJ"), WV IP HOLDINGS, a Delaware limited liability company ("Waverly"), PT FRANCHISE BRANDS, LLC, a Delaware limited liability company ("PT Brands"), PT FRANCHISING, LLC, a Delaware limited liability company ("PT Franchising"), PM FRANCHISE BRANDS, LLC, a Delaware limited liability company ("PM Brands"), PM FRANCHISING, LLC, a Delaware limited liability company ("PM Franchising"), MARBLE SLAB FRANCHISE BRANDS, LLC, a Delaware limited liability company ("MS Brands"), MARBLE SLAB FRANCHISING, LLC, a Delaware limited liability company ("MS Franchising"), MAGGIEMOO'S FRANCHISE BRANDS, LLC, a Delaware limited liability company ("MM Brands"), MAGGIEMOO'S FRANCHISING, LLC, a Delaware limited liability company ("MM Franchising"), GAC FRANCHISE BRANDS, LLC, a Delaware limited liability company ("GAC Brands"), GAC FRANCHISING, LLC, a Delaware limited liability company ("GAC Franchising"), GAC SUPPLY, LLC, a Delaware limited liability company ("GAC Supply"), GAC MANUFACTURING, LLC, a Delaware limited liability company ("GAC Manufacturing"), SHBX IP HOLDINGS, LLC, a Delaware limited liability company ("ShoeBox"), NEXCEN BRANDS, Inc., a Delaware corporation ("NexCen Brands"), and BTMU Capital Corporation, a Delaware corporation (the "Agent").

WITNESSETH

WHEREAS, this Supplement is being executed and delivered in accordance, and concurrently with the Amended and Restated Security Agreement, dated as of August 15, 2008, among the Issuer, the Subsidiary Borrowers from time to time party thereto as Co-Issuers, and the Agent (as from time to time amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof, the "Security Agreement"; unless otherwise defined herein, terms defined in the Security Agreement are used herein as therein defined), and

WHEREAS, each Additional Borrower wishes to become a Co-Issuer party to the Security Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I.

JOINDER

1.1 By executing and delivering this Supplement, each Additional Borrower confirms the representations and warranties set forth in the Security Agreement applicable to it as a Co-Issuer thereunder.

1.2 By executing and delivering this Supplement, each Additional Borrower confirms to and agrees with the Issuer, each Co-Issuer and the Agent that it will perform all of the obligations which, by the terms of the Security Agreement, are required to be performed by it as a Co-Issuer party.

1.3 Concurrently with the execution and delivery hereof, each Additional Borrower will deliver to the Issuer, the Co-Issuers and the Agent an executed Joinder Supplement in the form of Exhibit A to the Note Funding Agreement.

1.4 Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

1.5 Schedule I hereto sets forth the address of each Additional Borrower.

1.6 Schedule IIA attached hereto sets forth an accurate and complete list, in all material respects, of all registered trade names, trademarks and service marks that are owned by each of the Additional Borrowers (for purposes of this section only, sometimes such entity referred to as the "Relevant Entity" and together, as the "Relevant Entities") and applications for registration of such Trademarks owned by the Relevant Entity (collectively, the "Trademarks"). Schedule IIB attached hereto sets forth an accurate and complete list, in all material respects, of all unregistered trade names, trademarks and service marks owned by a Relevant Entity (collectively, the "Unregistered Marks"). Schedule IIC sets forth an accurate and complete list, in all material respects, of all Copyrights owned by a Relevant Entity. Schedule IID sets forth an accurate and complete list, in all material respects, of all licenses in which a Relevant Entity is a party as licensor (collectively, the "Licenses"). Schedule IIE sets forth an accurate and complete list, in all material respects, of all trade dress owned by a Relevant Entity (collectively, the "Trade Dress"). Schedule IIF sets forth an accurate and complete list, in all material respects, of all domain names owned by a Relevant Entity (collectively, the "Domain Names"). Schedule IIG sets forth an accurate and complete list, in all material respects, of all patents and patent applications owned by a Relevant Entity (collectively, the "Patents" and, together with the Trademarks and Unregistered Marks, Copyrights, Licenses, Trade Dress, Domain Names, the "Intellectual Property"). The Additional Borrowers, as applicable, currently (A) own and possess all right, title and interest in and to, all Trademarks, Unregistered Marks, Copyrights, Trade Dress, Domain Names and Patents; and (B) possess all right, title and interest in and to all Licenses, in each case free and clear of all Liens (other than Permitted Encumbrances). The consummation of the transactions contemplated by each of the Transaction Documents, other

than as expressly permitted therein, will not alter or impair the rights of a Relevant Entity to use the Intellectual Property. Each of the schedules referenced in this Section 1.6, specifies the applicable jurisdiction of the Intellectual Property and the goods on which such Intellectual Property is used, where applicable.

1.7 Schedule III sets forth the Initial Asset Value of each Asset pledged by the Additional Borrowers hereunder or under any other Transaction Document. Schedule IV identifies each Material License Agreement to which each of the Additional Borrowers is a party. Schedule V lists all actions, proceedings or investigations to which any Additional Borrower, or any related Support Fund, is a party. Schedule VI sets forth a complete list of all certificates of insurance, binders for insurance policies and insurance maintained by, or on behalf of, any Additional Borrower, and any related Support Fund, if any, under which such Additional Borrower, or any related Support Fund, as applicable, is the beneficiary of coverage. Schedule VII lists each state which each Additional Borrower is organized under and qualified to do business. Schedule VIII lists any material liabilities, material obligations or material indebtedness on the date hereof including (i) those arising under the Transaction Documents, (ii) state and local tax liabilities incurred in the ordinary course of business, (iii) obligations under Material Contracts entered into in accordance with the Security Agreement, (iv) insurance policies entered into in accordance with its customary practices and policies, (v) such indebtedness, liabilities or obligations as has been approved by the Agent and (vi) such Obligor Rebate Amounts and Franchise Fee Refunds as have been incurred in the ordinary course of business and in accordance with the normal policies and procedures of such Co-Issuer under a License permitted by Section 12.4(a)(xiv)(i) of the Security Agreement and that have been disclosed to the Agent.

1.8 Relationships with Original Seller. To the knowledge of the Issuer, the Additional Borrowers and any Support Fund, as applicable, none of [Original Seller] (the "Original Seller") or any Affiliates of the Original Seller (i) has, or on the applicable Funding Date will have, any interest in any property (whether real, personal or mixed and whether tangible or intangible) used in or pertaining to the business of NexCen Brands, the Issuer, the Additional Borrowers, any Manager or any Support Fund, as applicable; (ii) owes any amounts to NexCen Brands, the Issuer, the Additional Borrowers, any Manager or any Support Fund, as applicable; or (iii) has or on the applicable Funding Date will have any claim, express or implied, of any kind whatsoever against NexCen Brands, the Issuer, the Additional Borrowers, any Manager or any Support Fund, as applicable, or any of their respective assets or properties. To the knowledge of NexCen Brands, the Issuer, the Additional Borrowers and any Support Fund, as applicable, none of the Original Seller nor any Affiliates of the Original Seller own, (of record or as a beneficial owner), an equity interest or any other financial or profit interest in a Person that has (x) had business dealings or a financial interest in any transaction with NexCen Brands, the Issuer, the Additional Borrowers or any Support Fund, as applicable, or (y) engaged in competition with NexCen Brands, the Issuer, any Manager, the Additional Borrowers or any Support Fund, as applicable, with respect to any line of the products or services of the Issuer, the Additional Borrowers or Support Fund, as applicable, in any market presently served by the Issuer, any Manager, the Additional Borrowers or Support Fund, as applicable, except for less than 1% of the outstanding capital stock of any competing business that is publicly traded on any recognized exchange or in the over-the-counter market.

1.9 Material Contracts. Set forth on Schedule IX is a description of all contracts (including all Third Party Licenses) to which either Additional Borrower is a party (the "Co-Issuer Material Contracts"). The Additional Borrowers have made available to the Agent copies of each of the Co-Issuer Material Contracts and all amendments thereto. No condition exists or has occurred on the date hereof and on each Payment Date which, with the giving of notice or the lapse of time, or both, would constitute a default or breach (i) by any Additional Borrower, or (ii) to either of the Additional Borrowers' knowledge, by any counterparty (A) of any material term (including any payment term or arrangement supporting payment) of any Covered Material Contracts, or (B) of any term of any Material Contract in any material respect other than, only with respect to this clause (B), such a breach or default that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Each Co-Issuer Material Contract is valid and binding legal obligations of the related Additional Borrower, in accordance with its terms, except that the enforceability of such contracts and agreements may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and (B) equitable principles which may limit the availability of certain equitable remedies (such as specific performance), except where such failure to be a valid and binding legal obligation with respect to (X) any Covered Material Contract does not relate to a material term (including any payment term or arrangement supporting payment) thereof or (Y) of any term of any Material Contract would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

1.10 Absence of Liabilities. On the date hereof and as of each Payment Date, there are no material liabilities, material obligations or material indebtedness of either Additional Borrower of any nature (other than any deferred income in accordance with GAAP), whether liquidated, unliquidated, accrued, absolute, contingent or otherwise, except for (i) those arising under the Transaction Documents, (ii) those that are set forth on Schedule VIII, (iii) state and local tax liabilities incurred in the ordinary course of business, (iv) obligations under Material Contracts entered into in accordance with the Security Agreement, (v) insurance policies entered into in accordance with its customary practices and policies, (vi) such other indebtedness, liabilities or obligations as has been approved by the Agent, if any; and (vii) such Obligor Rebate Amounts and Franchise Fee Refunds as have been incurred in the ordinary course of business and in accordance with the normal policies and procedures of such Co-Issuer under a License permitted by Section 12.4(a)(xiv)(i) of the Security Agreement and have been disclosed to the Agent.

1.11 Bank Accounts. Attached hereto as Schedule X is an accurate and complete in all material respects list of the name of each bank, savings and loan, or other financial institution in which either Additional Borrower, or any related Support Fund, has an account, and the account numbers and names of all persons authorized to draw thereon or having access thereto.

1.12 Obligor Rebate Amounts. Attached hereto as Schedule XI is an accurate and complete list in all material respects of the Obligor Rebate Amounts with respect to any Contracts either Additional Borrower is a party.

1.13 Support Fund Material Contracts. Attached hereto as Schedule XII is a description of all contracts to which each Support Fund is a party. The Additional Borrowers, on

behalf of each Support Fund, shall update such Schedule XII promptly and at least once each calendar quarter after each Support Fund has entered into, or made any permitted amendment to any material contract to which it is a party pursuant to Sections 12.4(a)(x) or 12.4(b)(x) of the Security Agreement and deliver a copy of such updated Schedule XII to the Agent. All marketing materials created on behalf of any Support Fund pursuant to any of the Support Fund Material Contracts are "works made for hire" as defined by the U.S. Copyright Act of such Support Fund. The consummation of the transactions contemplated under the Transaction Documents will not alter or impair the rights of such Support Fund to use the marketing materials created on behalf of the Support Fund pursuant to any of the Support Fund Material Contracts.

1.14 Collateral. Upon execution of this Supplement, each Additional Borrower shall be a Co-Issuer party under the Security Agreement and its Assets shall constitute part of the Collateral pledged thereunder. For the avoidance of doubt, all Collateral pledged under the Security Agreement (including the Assets pledged hereunder) shall be deemed to secure the obligations of the Issuer and all Co-Issuers under the Security Agreement.

ARTICLE II.

TERMS OF NOTES

2.1 Note Principal Balance. The Note Principal Balance of the Class A Franchise Notes issued by the Issuer and the Co-Issuers including the Additional Borrowers on the Restatement Date and related to the Additional Borrowers is $[__________].

2.2 Initial Payment Date. The initial Payment Date for the Note is [•].

2.3 Maturity Date. The Maturity Date of the Note issued by the Additional Borrowers is [•].

2.4 Note Interest Rate. The Note Interest Rate of the Note issued by the Additional Borrowers is [•].

2.5 Territory. The Territory for the Assets is [•].

2.6 Joint and Several Liability. Each Additional Borrower acknowledges and agrees that it is joint and severally liable for the payment of principal and interest of all of the Notes (including all of the Class B Franchise Notes) and for all other secured obligations, and not just the Notes that are considered "related" to such Additional Borrower.

2.7 Support Fund. The Support Fund is [Support Fund].

ARTICLE III.

ESTABLISHMENT OF ACCOUNTS

3.1 Co-Issuer Collection Accounts. The Additional Borrowers shall establish with Wilmington Trust Company and Wilmington Trust Company shall maintain segregated trust accounts (the "Co-Issuer Collection Accounts"), which shall be in the names of the Additional Borrower, and be subject to a blocked account agreement in favor of, and providing a first priority perfected security interest in such account to, the Agent "as secured party on behalf of the Holders of the NexCen Holding Notes," and which shall be in an Eligible Financial Institution, for the receipt of, and there shall be deposited into the Co-Issuer Collection Accounts, payments to be deposited therein as provided in the Security Agreement. If the bank with which the Co-Issuer Collection Accounts are maintained ceases to be an Eligible Financial Institution, the Additional Borrowers shall transfer promptly, but in any event within two (2) Business Days the Co-Issuer Collection Accounts to an account maintained with an Eligible Financial Institution selected by the Additional Borrowers (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Agent). The Co-Issuer Collection Accounts shall relate solely to the transactions contemplated in this Agreement and the Security Agreement, and funds in such account shall not be commingled with any other monies. All monies deposited from time to time in the Co-Issuer Collection Accounts shall be part of the related Collateral as therein provided. Funds on deposit in the Co-Issuer Collection Accounts (other than amounts to be withdrawn therefrom, as directed by the Manager and deposited, to the extent permitted herein and in the Security Agreement, to a related Support Fund Account or a related Co-Issuer Priority and Non-Distributable Amounts Account) shall be invested in Eligible Investments in accordance with Section 3.5. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Co-Issuer Collection Accounts shall be not later than the last Business Day of the related Collection Period.

3.1.1 Disbursement of Monies out of Co-Issuer Collection Accounts.

(a) On the first Business Day after each Collection Period, as directed by the Manager (or, if such direction is not given by the Manager, then as directed by the Agent), all monies in the Co-Issuer Collection Accounts (including any income or other realized gain from Eligible Investments in such Co-Issuer Collateral Accounts) shall be withdrawn and deposited into the Issuer Collection Account.

(b) Monies in the Co-Issuer Collection Accounts which are to be deposited in the Support Fund Account or the related Co-Issuer Priority and Non-Distributable Amounts Account, if any and as applicable, shall be withdrawn on a daily basis, as directed by the Manager, to the extent permitted herein and in the Security Agreement, and deposited in the applicable accounts.

3.2 Co-Issuer Lockbox Account. The Additional Borrowers shall establish with Bank of America, and Bank of America shall maintain a segregated trust account which shall be in the name of an Additional Borrower, and subject to a blocked account agreement in favor of, and

providing a first priority perfected security interest in such account to, the Agent "as secured party for benefit of the Holders of the NexCen Holding Notes" (the "Co-Issuer Lockbox Account") for the purposes of administering related Collections from Obligors and the deposits to the related Co-Issuer Collection Account with respect thereto. The Eligible Financial Institution at which the Co-Issuer Lockbox Account is established shall be under standing instructions from the Additional Borrowers to the effect that all funds on deposit in the Co-Issuer Lockbox Account, if any, at the end of each Business Day, shall be deposited into the related Co-Issuer Collection Account at such time.

3.3 Co-Issuer Priority and Non-Distributable Amounts Accounts. The Additional Borrowers shall establish with Wilmington Trust Company and Wilmington Trust Company shall maintain segregated trust accounts (the "Co-Issuer Priority and Non-Distributable Amounts Accounts"), which shall be in the name of the Additional Borrowers, and be subject to a blocked account agreement in favor of, and providing a first priority perfected security interest in such account to, the Agent "as secured party on behalf of the Holders of the NexCen Holding Notes," and which shall be in an Eligible Financial Institution, for the receipt of funds deposited into the Co-Issuer Priority and Non-Distributable Amounts Accounts. Prior to the occurrence of an Event of Default that has not been waived, Wilmington Trust Company shall, as directed by the Manager, to the extent set forth in Section 3.3.1 hereof and in accordance with the terms and conditions of the Security Agreement, withdraw, and shall only withdraw, from the Co-Issuer Collection Account amounts with respect to the Priority and Non-Distributable Amounts related to such Additional Borrower as specified in writing by the Manager and deposit the same to the applicable Co-Issuer Priority and Non-Distributable Amounts Account. If the bank with which the Co-Issuer Priority and Non-Distributable Amounts Accounts are held ceases to be an Eligible Financial Institution, the Additional Borrowers shall within two (2) Business Days of obtaining actual knowledge of such cessation, transfer the Co-Issuer Priority and Non-Distributable Amounts Accounts to accounts maintained with a replacement Eligible Financial Institution selected by the Additional Borrowers (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Agent). The Additional Borrowers shall promptly (within two (2) Business Days) notify the Agent of any such selection. Funds in the Co-Issuer Priority and Non-Distributable Amounts Accounts shall not be commingled with any other monies. Funds on deposit in the Co-Issuer Priority and Non-Distributable Amounts Accounts shall be invested in Eligible Investments in accordance with Section 3.5. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Co-Issuer Priority and Non-Distributable Amounts Accounts shall be not later than the Business Day preceding the next succeeding Payment Date or Redemption Date.

3.3.1 Disbursements of Monies out of Co-Issuer Priority and Non-Distributable Amounts Accounts.

(a) All monies deposited from time to time in the Co-Issuer Priority and Non-Distributable Amounts Accounts shall be part of the Collateral for the exclusive benefit of the Holders as provided herein and in the Security Agreement. Monies in the Co-Issuer Priority and Non-Distributable Amounts Accounts shall be paid out on each Payment Date as directed by the Manager, to the extent permitted herein, solely to make payments with respect to

Priority and Non-Distributable Amounts related to such Additional Borrower then payable and as reported in the current Manager's Report.

(b) At such time as the Note Co-Issuer's Note no longer remains Outstanding, and all amounts due under the Security Agreement with respect thereto have been paid and the Lien of the Security Agreement on such Note Co-Issuer's Assets has been discharged in accordance with Section 5.1 or 11.7, as applicable, and the other terms and conditions thereof, upon the request of the Issuer and the applicable Co-Issuer, the Agent shall withdraw from the related Co-Issuer Priority and Non-Distributable Amounts Account any excess funds remaining after payment of all other amounts required under the Security Agreement and remit any such excess to or at the direction of such Co-Issuer.

3.4 Support Fund Account. The Support Fund, if any, shall establish with Bank of America and Bank of America shall maintain a segregated trust account, which shall be in the name of the Support Fund (the "Support Fund Account"). Prior to the occurrence of an Event of Default that has not been waived, Wilmington Trust Company shall, as directed by the Manager, to the extent permitted herein and in the Security Agreement, withdraw from the Co-Issuer Collection Accounts amounts received from licensees as restricted advertising payments that are required by law or under the related Licenses to be held in a segregated account as specified in writing by the Manager and deposit such amount to the Support Fund Account.

3.5 Eligible Investments. Upon an Issuer Order, the Manager shall invest the funds in the Co-Issuer Priority and Non-Distributable Amounts Account in Eligible Investments. In the event, at the close of each Business Day, the Agent has not received an Issuer Order, or is not in possession of a standing Issuer Order, the Agent may invest such funds in the type of Eligible Investment specified in clause (i) or clause (v) of the definition of Eligible Investments. No Eligible Investment shall mature later than the Business Day preceding the next following Payment Date.

Any income or other realized gain from Eligible Investments in the Co-Issuer Priority and Non-Distributable Amounts Account shall be transferred and credited to the Issuer Collection Account. The Agent shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 3.5.

3.6 Unless a Default or an Event of Default has occurred and has not been waived, the Agent shall not send any notice to Bank of America or Wilmington Trust Company which, under the terms of the related blocked account agreement, shall give the Agent exclusive control over the related accounts.

ARTICLE IV.

GOVERNING LAW

THE SECURITY AGREEMENT AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN

SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers as of the date set forth above.

[SUBSIDIARY BORROWER]
as Additional Borrower

By:______________________________
Name:
Title:

[SUBSIDIARY BORROWER]
as Additional Borrower

By:______________________________
Name:
Title:

NEXCEN HOLDING CORPORATION (f/k/a NEXCEN ACQUISITION CORP.), as Issuer

By:______________________________
Name:
Title:

BTMU CAPITAL CORPORATION, as Agent

By:______________________________
Name:
Title:

NEXCEN BRANDS, INC.

By:______________________________
Name:
Title:

ATHLETE'S FOOT BRANDS, LLC

By:____
Name:
Title:

BILL BLASS JEANS, LLC

By:____
Name:
Title:

BILL BLASS INTERNATIONAL, LLC

By:____
Name:
Title:

WV IP HOLDINGS, LLC

By:____
Name:
Title:

PT FRANCHISE BRANDS, LLC

By:____
Name:
Title:

PT FRANCHISING, LLC

By:____
Name:
Title:

PM FRANCHISE BRANDS, LLC

By:____
Name:
Title:

PM FRANCHISING, LLC

By:____
Name:
Title:

MARBLE SLAB FRANCHISE BRANDS, LLC
as Additional Borrower

By:____
Name:
Title:

MARBLE SLAB FRANCHISING, LLC
as Additional Borrower

By:____
Name:
Title:

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By:____
Name:
Title:

MAGGIEMOO'S FRANCHISING, LLC

By:____
Name:
Title:

GAC FRANCHISE BRANDS, LLC

By:____
Name:
Title:

GAC FRANCHISING, LLC

By:____
Name:
Title:

GAC MANUFACTURING, LLC

By:____________________________________
Name:
Title:

GAC SUPPLY, LLC

By:____________________________________
Name:
Title:

SHBX IP HOLDINGS, LLC

By:____________________________________
Name:
Title:

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By:____________________________________
Name:
Title:

NEXCEN BRAND MANAGEMENT, INC.

By:____________________________________
Name:
Title:

NB SUPPLY MANAGEMENT CORP.

By:____________________________________
Name:
Title: